File No. 333-153020

811-4320

Securities and Exchange Commission

Washington, D.C. 20549

Form N-6

☒     Registration Under the Securities Act of 1933

☐     Pre-Effective Amendment Number

☒     Post Effective Amendment Number 11

         And/or

☒     Registration Statement Under the Investment Company Act of 1940

☒     Amendment No. 14

Ohio National Variable Account R

(Exact Name of Registrant)

Ohio National Life Assurance Corporation

(Name of Depositor)

One Financial Way

Montgomery, Ohio 45242

(Address of Depositor’s Principal Executive Offices)

1-800-366-6654

(Depositor’s Telephone Number, including Area Code)

Kimberly A. Plante, Vice President & Counsel

The Ohio National Life Insurance Company

P.O. Box 237

Cincinnati, Ohio 45201

(Name and Address of Agent for Service)

Copy to:

Chip C. Lunde

Carlton Fields

1025 Thomas Jefferson Street, NW, Suite 400 East

Washington, DC 20007-5208

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate space):

☐    immediately upon filing pursuant to paragraph (b) of Rule 485

☒    on May 1, 2019 pursuant to paragraph (b) of Rule 485

☐    60 days after filing pursuant to paragraph (a) of Rule 485

☐    on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

☐    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

Virtus VUL

Individual, Flexible Premium Variable Life Insurance Policy
Issued by

Ohio National Life Assurance Corporation
Ohio National Variable Account R

One Financial Way • Cincinnati, Ohio 45242 • (800) 366-6654

This prospectus describes an individual, flexible premium variable life insurance policy (called the “policy”, or the “contract”) offered through Ohio National Variable Account R (“VAR”), a separate account of ours. We are Ohio National Life Assurance Corporation (“ONLAC”), a subsidiary of The Ohio National Life Insurance Company (“Ohio National Life”).

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies (called a “Fund” or the “Funds”), your premium payments are not an investment in a retail mutual fund. Each Fund may have several series or portfolios (“portfolios”) that use different investment strategies or invest in different securities. VAR is the registered shareholder of the Funds’ shares. VAR purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in Subaccounts (“Subaccounts”) of VAR. We may use the term “portfolios” or “Subaccounts” interchangeably to refer to the underlying investment choices.

This policy (i) is not a deposit or obligation of a bank, (ii) is not guaranteed by a bank, (iii) is not insured by the FDIC or any other government agency, and (iv) may go down in value.

To learn more about ONLAC, this policy and Ohio National Life, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 1, 2019. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your registered representative or by logging onto the Securities and Exchange Commission’s website at http://www.sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You should retain this prospectus for future reference. For information related to the portfolios to which you may allocate premium payments, please refer to the current fund prospectuses which should accompany this prospectus.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. The company does not authorize any information or representations regarding the variable aspects of the policy described in this prospectus other than as contained in this prospectus, the fund prospectuses or the statements of additional information of the funds.

Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 18 of the investment options we offer, including the General Account. We have listed the available portfolios in this prospectus, along with their respective investment advisers or investment subadvisers. The accompanying Fund prospectuses contain important information that describe the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your registered representative. Your policy’s Accumulation Value will reflect the investment performance of the portfolios you select and is not guaranteed.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from ONLAC. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from ONLAC electronically by visiting ohionational.com, logging into your account and electing e-delivery.

You may elect to receive all future reports in paper free of charge. You can inform ONLAC that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800.366.6654 (Option 3). Your election to receive reports in paper will apply to all portfolios available under your contract.

May 1, 2019

Form 6055	1

Form 6055	2

SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy’s important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

Policy Benefits

Death Benefit — You may select one of two Death Benefit options — the level option (Option A) or the variable option (Option B). With certain limitations, you may also change Death Benefit options while the policy is still in effect. The Death Benefit under the level option is the Stated Amount. The Death Benefit under the variable option is the Stated Amount plus the Accumulation Value on the date of death.

Death Benefit Guarantee — The policy includes a Death Benefit Guarantee. Under this provision, we guarantee that the Death Benefit during the Death Benefit Guarantee period will not be less than the Stated Amount, provided you pay the Minimum Premium for each month that the Death Benefit Guarantee is active. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the Death Benefit Guarantee is in effect.

Loans — You may borrow against the Loan Value of your policy after the first Policy Year. The Loan Value is the Cash Surrender Value less the cost of insurance charges for the rest of the current Policy Year and will never be less than 90% of your Cash Surrender Value. Loan interest at a rate of 4.08% is taken from your cash surrender value and then credited to your loan collateral account. Due to the compounding of interest paid at the beginning of the year this amount is equal to an annual rate of 4.25% if the interest was paid at the end of the year. Any outstanding policy indebtedness will be deducted from Proceeds payable at the Insured’s death or upon maturity or surrender of the policy.

We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable Subaccounts and the General Account. Accumulation Value in each Subaccount equal to the Policy Indebtedness so withdrawn will be transferred to the Loan Collateral Account. If loan interest is not paid when due, the amount is transferred to the Loan Collateral Account and becomes loan principal. Accumulation Value held in the Loan Collateral Account earns interest daily at an annual rate guaranteed to be at least 3.00%.

Preferred Loans — Preferred loans are available at any time on or after the 10th policy anniversary. In the first Policy Year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross Loan Value. The gross Loan Value is the Cash Surrender Value, minus enough to cover the monthly charges to the next policy anniversary. In later Policy Years, you may increase your preferred loan by an amount no greater than 10% of the gross Loan Value. Loan interest on preferred loans is payable in advance at a rate of 2.91262%. Due to the compounding of interest paid at the beginning of the year this amount is equal to an annual rate of 3.00% if the interest was paid at the end of the year. The interest rate credited to the Accumulation Value equal to the loaned amount under this preferred loan provision is 3.00%.

Surrender Privileges — At any time you may surrender your policy in full and receive the Cash Surrender Value. Your policy also gives you a partial surrender right. At any time after the first policy anniversary, you may withdraw part of your Cash Surrender Value. Such withdrawals will reduce your policy’s Death Benefit and may be subject to a Surrender Charge.

Free Look/Right to Return the Policy — Following the initial purchase of your policy or following any subsequent increase in the Stated Amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid for the policy or for the increase, as applicable, or the policy’s current value, depending on your state’s laws. Typically, the free look period expires 20 days from your Receipt of the policy or increase, although the free look period may be longer or shorter in some states.

Variable Investment Choices — Your policy permits you to allocate Net Premiums among up to 18 of the investment options we offer, which include the General Account and the variable portfolios listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your premiums to the portfolios, you do not own the shares of the portfolios. Portfolio shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account — You may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to the General Account from the Subaccounts of VAR. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that your Accumulation Value in the General Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the General Account.

Form 6055	3

Flexibility/Allocation of Premiums — You may allocate your Net Premiums among up to 18 investment options, including the variable Subaccounts and the General Account, in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer Accumulation Values and reallocate future premiums according to our current administrative policies and procedures.

Transfers — We allow transfers of Accumulation Values among the Subaccounts of VAR and to the General Account at any time, although charges may apply. Transfers from the General Account to the Subaccounts of VAR are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Tax Benefits — All Death Benefits paid under the policy will generally be excludable from the Beneficiary’s gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a “life insurance policy,” any increases in Accumulation Value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

Policy Risks

Liquidity Risk — Access to the value in your policy through loans or partial or full surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the Subaccounts.

Because of the limited liquidity and the substantial nature of the Surrender Charge in the early years of your policy (and following any increase in Stated Amount), the policy is not a suitable short-term investment.

Investment Performance — If you allocate your Net Premiums to the Subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulation Value will decrease. You are also subject to the risk that the portfolio(s) you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.

Termination or Lapse — If the Cash Surrender Value in your policy is not enough to pay the monthly charges associated with your policy and the Death Benefit Guarantee is not active, your policy will enter a 61 day grace period that begins on the due date of the monthly charges. We will notify you in writing during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. In some states, we will also notify any secondary addressee on the policy. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. Absent receipt of the full amount of the premium payment necessary at the time you make the payment (which may be more or less than the Amount Due on your notice depending on the investment performance of your Subaccounts), your contract may still be subject to lapse. A lapsed policy may be reinstated, subject to certain restrictions.

Impact of Loans — A policy loan, whether or not repaid, will affect the Accumulation Value over time because we subtract the amount of the policy loan from the Subaccounts and/or the General Account as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the General Account. The amount of any policy loan will also count against the cumulative total premium payments you have made, which could cause the Death Benefit Guarantee to lapse.

We reduce the amount we pay to the Beneficiary upon the Insured’s death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Adverse Tax Consequences — Under certain circumstances (usually if your premium payments in the first seven Policy Years or less exceed specified limits established by the Internal Revenue Service), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty tax. In addition, currently favorable tax laws with regards to life insurance may change.

Regarding preferred loans, it is possible that the Internal Revenue Service could deem preferred loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Death Benefit Proceeds may be subject to estate taxes.

Termination of the Death Benefit Guarantee — Your policy makes available a Death Benefit Guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the Minimum Premium. Even if you

Form 6055	4

have a Death Benefit Guarantee, you must monitor the investment performance of the policy as you near the end of your Death Benefit Guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the Death Benefit Guarantee. If this is the case, at the end of the Death Benefit Guarantee period, your policy will lapse, subject to the 61 day grace period that begins on the due date of the monthly charges, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio’s prospectus. Please refer to each portfolio’s prospectus and read it carefully for more information before investing. Copies of each portfolio’s prospectus can be obtained by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.

Form 6055	5

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy or transfer the cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Distribution Charge(1)	Upon receipt.	2.9% of premiums.(2)
State Premium Taxes(1)	Upon receipt.	Between 0% and 6%.
Surrender Charge	Upon full or partial surrender, decreases in stated amount and lapse.
Maximum		$58.53 per $1000 of Stated Amount.(3)
Minimum		$11.73 per $1000 of Stated Amount.(4)
Representative Insured (45 year old male, non-tobacco, $100,000 Stated Amount, surrender in the first policy year)(5)		$31.70 per $1000 of Stated Amount.
Transfer Fees
Maximum	Upon the applicable transfer.	$15.00 per transfer.(6)
Illustration Charge
Maximum	Upon your request.	$100 per request.(7)
Annual Report of Policyholder’s account
Maximum	Upon special request.(8)	$100 per request.
Reinstatement Fee	Upon reinstatement.	Accrued Monthly Deductions + 2 months Monthly Deductions + 6% interest on outstanding loan amount(9) + Premium Expense Charge(10)
Administrative Fee
Maximum	Upon partial surrender.	The lesser of $25 or 2% of the amount surrendered.
Regular Loan Interest
Maximum	Applied annually.	4.25% of regular loan account balance.
Preferred Loan Interest
Maximum	Applied annually.	3.00% of preferred loan account balance.

Form 6055	6

Charge	When Charge is Deducted	Amount Deducted
Overloan Protection Rider
Maximum	When exercised.	6.71% of Accumulated Value.
OPTIONAL RIDERS:
Accelerated Death Benefit Rider (Lifetime Advantage Rider)
Maximum	When exercised.	$100.00(11)
Exchange of Life Insured
Maximum	At time of exchange.(12)	$75.00 per exchange.

(1) Please note that a Premium Expense Charge will be applied as part of the reinstatement fee.

(2) In Policy Years 21 and later, this charge is reduced to 2.0%.

(3) The maximum Surrender Charge is for a 64 year old female, smoker, surrendering during the first year of the Policy.

(4) The minimum Surrender Charge is for a female, age 0, surrendering during the first year of the Policy. There is no risk class for those under 18 years old.

(5) These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender, Stated Amount, Policy Year and risk class. Surrender charges specific to your Policy can be found in your Policy documents or obtained by calling us at 1-800-366-6654.

(6) Currently $3.00 per transfer, with the first 12 transfers during any given Policy Year free.

(7) Please see “Illustration Charge and Charge for Annual Report of Account Status” for further details about this charge.

(8) Please see definition of special request under “Illustration Charge and Charge for Annual Report of Account Status.”

(9) 6% interest is calculated on any loan amount from the date the policy lapsed.

(10) Premium Expense Charge is comprised of the distribution charge and the state premium taxes as described above and in “Premium Expense Charges.” The Premium Expense Charge computed under the reinstatement fee applies to the Accrued Monthly Deductions and 2 months of Monthly Deductions due at the time of reinstatement.

(11) The charge of $100, if permitted under state law, will be charged at the time the Rider is exercised.

(12) Charge only applies if you have elected to add the specified rider to your Policy.

Form 6055	7

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*
Maximum	Monthly.	$83.33 per $1000 of Stated Amount.(2)
Minimum		$0.01 per $1000 of Stated Amount.(2)
Representative Insured (45 year old male, non-tobacco, Standard Risk class, $100,000 Stated Amount)(1)		$0.12 per $1000 of Stated Amount.
Maintenance Fee
Maximum	Monthly.	$7.00 + $0.12 per $1000 of Stated Amount.(3)
Minimum		$7.00 + $0.04 per $1000 of Stated Amount.(3)
Representative Insured (45 year old, non-tobacco, $100,000 Stated Amount)		$7.00 + $0.10 per $1000 of Stated Amount.
Risk Charge
Maximum	Daily.	0.75% of the variable Accumulation Value (annualized).(4)
OPTIONAL RIDERS GENERALLY:
Additional Term Life Insurance Rider (Term Rider)
Maximum	Monthly.**	$83.33 per $1000 of Stated Amount.(5)
Minimum		$0.01 per $1000 of Stated Amount.(5)
Representative Insured (45 year old male, non-tobacco, Standard Risk Class)		$0.12 per $1000 of Stated Amount.
Term Life Insurance for Additional Insured (Additional Insured Term or Spouse Term)(6)
Maximum	Monthly.**	$83.33 per $1000 of Stated Amount.(5)
Minimum		$0.01 per $1000 of Stated Amount.(5)
Representative Insured (45 year old female, non-tobacco, Standard Risk Class)		$0.11 per $1000 of Stated Amount.
Family Term Life Insurance
Maximum	Monthly.**	$0.44 per $1000 of Stated Amount of total children’s coverage.
Accidental Death Benefit
Maximum	Monthly.**	$0.29 per $1000 of Stated Amount.(7)
Minimum		$0.05 per $1000 of Stated Amount.(7)
Representative Insured (45 year old male, Standard Risk Class)		$0.08 per $1000 of Stated Amount.
Guaranteed Purchase Option
Maximum	Monthly.**	$0.19 per $1000 of Stated Amount.(8)
Minimum		$0.03 per $1000 of Stated Amount.(8)
Representative Insured (25 year old insured)		$0.10 per $1000 of Stated Amount.

Form 6055	8

Charge	When Charge is Deducted	Amount Deducted
Waiver of Premium for Total Disability
Maximum	Monthly.**	$0.18 per $1.00 of Stipulated Premium.(9)
Minimum		$0.01 per $1.00 of Stipulated Premium.(9)
Representative Insured (45 year old male, non-tobacco, Standard Risk Class)		$0.03 per $1.00 of Stipulated Premium.

 * The cost of insurance varies based on individual characteristics. The cost of insurance charge shown in the table may not be representative of the charge that a particular Policyholder will pay. Please contact your representative for a quote of what your charge would be. If you are not sure who your representative is, contact us at 1-800-366-6654 to find out your representative of record. Maximums will not exceed charges posted in the 2001 Commissioner’s Standard Ordinary Mortality tables. The tables are adopted by the various Departments of Insurance to determine amounts necessary to calculate Cash Values and Policy reserves.

** Charge only applies if you have elected to add the specified rider to your policy.

(1) The characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender, risk class, rating and Stated Amount.

(2) The maximum cost of insurance charge is for a male smoker, Stated Amount $100,000, age 120, Mortality Table P rated class (measure of life expectancy). The minimum cost of insurance charge is for a female, age 5, Standard Risk Class, Stated Amount $1,000,000. There is no risk class for those under 18 years old.

(3) Charges vary based upon your age, risk class and Stated Amount. The maximum charge is issue age 80, smoker class. The minimum charge is issue age 18, non-smoker class.

(4) Your risk charge may be reduced at certain breakpoints based on your Accumulation Value. Please see “Risk Charge” for more information.

(5) Charges vary based upon your age, gender, risk class and rating. The maximum charge is based upon a male, smoker, age 120, Mortality Table P rated class (measure of life expectancy). The minimum charge is based upon a female, age 5, Standard Risk Class. There is no risk class for those under 18 years old.

(6) If this rider is bought for a spouse, you may enjoy certain tax benefits. Please discuss with your tax adviser.

(7) Charges vary based upon your age, gender and rating. The maximum charge is based upon a male, age 69, Mortality Table D rated class (measure of life expectancy). The minimum charge is based upon a female, age 0, Standard Risk Class.

(8) Charges vary based upon your age. The maximum charge is based upon a 39 year old Insured. The minimum charge for a 0 year old Insured. The maximum issue age for this rider is 39 years of age. The representative insured for the contract as a whole is 45 years of age and ineligible to purchase this rider. Thus, the representative insured for this rider is 25 years of age.

(9) Charges vary based upon your age, gender, risk class and rating. The maximum charge is based upon a male, smoker, age 59, Mortality Table D rated class (measure of life expectancy). The minimum charge is based upon a female, age 18, non-smoker, Standard Risk Class.

The following table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Annual Portfolio Operating Expenses

	Minimum	Maximum
(Expenses deducted from portfolio assets, including management fees, 12b-1 fees and other portfolio operating expenses.)	0.36%	2.07%

Form 6055	9

GENERAL DESCRIPTION OF OHIO NATIONAL LIFE

Ohio National Life Assurance Corporation

We were established on June 26, 1979 under the laws of the State of Ohio to facilitate the issuance of certain insurance policies that do not share in our investment performance. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 49 states, the District of Columbia and Puerto Rico. Our address is One Financial Way, Cincinnati, Ohio 45242. We are obligated to pay all amounts promised to the Policyholders of our policies. Amounts in the separate accounts, however, are subject to market risk.

Ohio National Variable Account R (“VAR”)

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law and federal securities law, VAR’s assets are held separate from our assets and exclusively for the benefit of policyholders and persons entitled to payments under the policies. VAR’s assets are not chargeable with liabilities arising out of our other business.

We keep VAR’s assets segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR’s Subaccounts.

VAR has Subaccounts corresponding to each of the Funds listed in this prospectus. VAR may in the future add or delete investment Subaccounts. Each investment Subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each Subaccount are credited to or charged against that Subaccount without regard to income or gains or losses from any other Subaccount and do not reflect the investment experience of Ohio National Life Assurance Corporation’s other assets.

The Ohio National Life Insurance Company (“Ohio National Life”)

Ohio National Life was organized under the laws of the State of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc., a holding company. It writes life insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Currently it has assets of approximately $39.3 billion and equity in excess of $2.4 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.

Ohio National Life and/or its affiliates may pay retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable products. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers’ registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable products and about the benefits of variable products generally. These additional amounts are paid from our profits, not deducted from the Policyholders’ purchase payments. Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time Ohio National Life has contracted with the broker-dealer for the distribution of our products. As with reimbursements, these payments are not deducted from Policyholders’ purchase payments.

From time to time, Ohio National Life and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

With the increased use of technologies such as the Internet, our business is potentially susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events, which may include, theft, misuse, corruption or destruction of data, denial of service attacks on websites, and other operational disruptions to name a few. Cyber incidents can affect us, the underlying Funds, intermediaries, and other affiliated or third party service providers whose operations may impact your contract. While we have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. There can be no assurance that we, the Funds or

Form 6055	10

our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

THE PORTFOLIOS

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the Fund prospectus which should accompany this product prospectus. Net Premiums under the policy may be allocated to the Subaccounts of VAR which invest exclusively in portfolio shares. Accordingly, the Accumulation Values you allocate to the Subaccounts will vary with the investment performance of the portfolios.

The value of each Fund’s investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, risks, performance and charges, see the fund prospectuses. Copies of the fund prospectuses can be obtained from your registered representative or by contacting us at 800.366.6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on their EDGAR System found at www.sec.gov. Read the prospectuses carefully before investing.

Some of the Funds are structured as a “Fund of Funds.” A Fund of Funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Some of the Fund of Funds invest primarily in a portfolio of exchange-traded funds (“ETFs”). Because the Fund of Funds invests in other mutual funds rather than individual securities, the Fund of Funds bears a proportionate share of expenses charged by the underlying funds in which it invests. Therefore, a Fund of Funds may have higher expenses than direct investments in the underlying funds. You can invest directly in ETFs and do not have to invest through a variable contract or a mutual fund. You should read the Fund prospectuses carefully for more information.

Periodically some of the Funds may be closed to future allocation of premium payments. This may be at the request of the Fund or based on a decision made by us. Advance written notice will be given to Policyholders prior to any such closure.

Listed below are all of the portfolios available in your policy, their adviser and subadviser (if applicable) and investment objective:

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
Ohio National Fund, Inc.

ON Equity Portfolio	(BlackRock Investment Management, LLC)(1)	Long-Term Growth Of Capital

ON Bond Portfolio	Ohio National Investments, Inc.	High Level Of Income And Opportunity for Capital Appreciation Consistent with Preservation of Capital

ON BlackRock Balanced Allocation Portfolio	(BlackRock Investment Management, LLC)(1)	High Level of Long-Term Total Return Consistent with Preservation of Capital

ON International Equity Portfolio	(Lazard Asset Management, LLC)(1)	Long-Term Growth Of Capital
ON Foreign Portfolio	(Templeton Global Advisors Limited)(1)	Long-Term Growth Of Capital
ON Capital Appreciation Portfolio	(Jennison Associates LLC)(1)	Long-Term Capital Growth
ON Janus Henderson Forty Portfolio (domestic/foreign equity securities)	(Janus Capital Management LLC)(1)	Long-Term Capital Growth
ON Janus Henderson Venture Portfolio (small cap stocks)	(Janus Capital Management LLC)(1)	Long-Term Capital Appreciation

Form 6055	11

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
ON Janus Henderson Enterprise Portfolio (mid cap equity securities)	(Janus Capital Management LLC)(1)	Long-Term Total Return

ON ClearBridge Small Cap Portfolio	(ClearBridge Investments, LLC)(1)	Long-Term Capital Appreciation

ON S&P 500® Index Portfolio	(Geode Capital Management, LLC)(1)	Total Return Approximating that of the Standard & Poor’s 500® Index (S&P 500®) including reinvestment of dividends, at a risk level consistent with that of the S&P 500®
ON Federated High Income Bond Portfolio	(Federated Investment Management Company)(1)	High Current Income
ON Federated Strategic Value Dividend Portfolio	(Federated Equity Management Company of Pennsylvania)(1)	Growth Of Capital and Income
ON Nasdaq-100® Index Portfolio	(Geode Capital Management, LLC)(1)	Long-Term Growth Of Capital

ON BlackRock Advantage Large Cap Core Portfolio	(BlackRock Investment Management, LLC)(1)	Long-Term Growth Of Capital
ON BlackRock Advantage Small Cap Growth Portfolio	(BlackRock Investment Management, LLC)(1)	Long-Term Growth Of Capital
ON BlackRock Advantage Large Cap Growth Portfolio	(BlackRock Investment Management, LLC)(1)	Long-Term Growth Of Capital

ON ICON Balanced Portfolio	(ICON Advisers, Inc.)(1)	Capital Appreciation and Income
ON S&P MidCap 400® Index Portfolio	(Geode Capital Management, LLC)(1)	Total Return Approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400®) including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400®
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
Invesco V.I. International Growth Fund	Invesco Advisers, Inc.	Long-Term Growth of Capital
Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	(Fayez Sarofim & Co.)(2)	Long-Term Capital Growth consistent with capital preservation and a Secondary Goal of Current Income
Federated Insurance Series (Service Shares)
Federated Kaufmann Fund II	(Federated Global Investment Management Corp)(3)	Capital Appreciation

Form 6055	12

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity Management & Research Company	Long-Term Capital Appreciation
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Fidelity Management & Research Company	Long-Term Growth Of Capital
Fidelity® VIP Growth Portfolio (Service Class 2)	Fidelity Management & Research Company	Capital Appreciation
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Fidelity Management & Research Company	Reasonable Income; Will Also Consider the Potential for Capital Appreciation; Goal is to Achieve a Yield that Exceeds the Composite Yield on the securities comprising the S&P 500® Index
Fidelity® VIP Real Estate Portfolio (Service Class 2)	Fidelity SelectCo, LLC	Above Average Income and Long-Term Capital Growth, consistent with reasonable investment risk; Seeks to Provide a Yield that Exceeds the Composite Yield of the S&P 500® Index
Fidelity® VIP Government Money Market Portfolio (Service Class)	(Fidelity Investments Money Management, Inc.)(4)	High Level of Current Income Consistent with Preservation of Capital and Liquidity
Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund (Class 4)	Franklin Advisers, Inc.	Maximize Income While Maintaining Prospects for Capital Appreciation
Franklin Flex Cap Growth VIP Fund (Class 4)	Franklin Advisers, Inc.	Capital Appreciation
Templeton Foreign VIP Fund (Class 4)	Templeton Investment Counsel, LLC	Long-Term Capital Growth

Franklin Allocation VIP Fund (Class 4)(8)	Franklin Advisers, Inc.	Capital Appreciation With Income As A Secondary Goal

Goldman Sachs Variable Insurance Trust (Service Shares)
Goldman Sachs Large Cap Value Fund	Goldman Sachs Asset Management, L.P.	Long-Term Capital Appreciation
Goldman Sachs U.S. Equity Insights Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital And Dividend Income
Goldman Sachs Strategic Growth Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital

Form 6055	13

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
Ivy Variable Insurance Portfolios (Class II)
Ivy VIP Asset Strategy	Ivy Investment Management Company	Total Return
Ivy VIP Natural Resources	Ivy Investment Management Company	Capital Growth and Appreciation
Ivy VIP Science and Technology	Ivy Investment Management Company	Growth of Capital
Janus Aspen Series (Service Shares)
Janus Henderson Research Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital
Janus Henderson Global Research Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital
Janus Henderson Balanced Portfolio	Janus Capital Management LLC	Long-Term Capital Growth, Consistent with Preservation of Capital and Balanced by Current Income
Janus Henderson Overseas Portfolio	Janus Capital Management LLC	Long-Term Growth of Capital
Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation

Lazard Retirement US Equity Select Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation

Lazard Retirement International Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Legg Mason Partners Variable Equity Trust (Class I)

ClearBridge Variable Dividend Strategy Portfolio	(ClearBridge Investments, LLC)(5)	Dividend Income, Growth of Dividend Income and Long-Term Capital Appreciation
ClearBridge Variable Large Cap Value Portfolio	(ClearBridge Investments, LLC)(5)	Long-Term Growth of Capital with Current Income as a Secondary Objective

MFS® Variable Insurance Trust (Service Class)
MFS® New Discovery Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Total Return Series	Massachusetts Financial Services Company	Total Return

Form 6055	14

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
MFS® Variable Insurance Trust II (Service Class)
MFS® Massachusetts Investors Growth Stock Portfolio	Massachusetts Financial Services Company	Capital Appreciation
Morningstar ETF Allocation Series (Class II)

Morningstar Conservative ETF Asset Allocation Portfolio(8)	(Morningstar Investment Management LLC)(6)	Current Income and Preservation Of Capital
Morningstar Income and Growth ETF Asset Allocation Portfolio(8)	(Morningstar Investment Management LLC)(6)	Current Income and Capital Appreciation
Morningstar Balanced ETF Asset Allocation Portfolio(8)	(Morningstar Investment Management LLC)(6)	Capital Appreciation and Some Current Income
Morningstar Growth ETF Asset Allocation Portfolio(8)	(Morningstar Investment Management LLC)(6)	Capital Appreciation
Morningstar Aggressive Growth ETF Asset Allocation Portfolio(8)	(Morningstar Investment Management LLC)(6)	Capital Appreciation

Neuberger Berman Advisers Management Trust (S Class Shares)
AMT Mid Cap Intrinsic Value Portfolio	Neuberger Berman Investment Advisers LLC	Growth of Capital
PIMCO Variable Insurance Trust (Administrative Shares)
PIMCO Real Return Portfolio	Pacific Investment Management Company LLC	Maximum Real Return, Consistent With Preservation of Real Capital and Prudent Investment Management
PIMCO Total Return Portfolio	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Capital and Prudent Investment Management

PIMCO Global Bond Opportunities Portfolio (Unhedged)	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Capital and Prudent Investment Management

PIMCO CommodityRealReturn® Strategy Portfolio	Pacific Investment Management Company LLC	Maximum Real Return Consistent with Prudent Investment Management
The Prudential Series Fund, Inc. (Class II)

Jennison Portfolio	(Jennison Associates LLC) (7)	Long-Term Growth Of Capital
Jennison 20/20 Focus Portfolio	(Jennison Associates LLC) (7)	Long-Term Growth Of Capital

Form 6055	15

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
Royce Capital Fund (Investment Class)
Royce Small-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital
Royce Micro-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital
Morgan Stanley Variable Insurance Fund, Inc. (Class II)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley Investment Management, Inc.	Above Average Total Return Over a Market Cycle of Three to Five Years by investing primarily in a diversified portfolio of fixed income securities
Morgan Stanley VIF Growth Portfolio	Morgan Stanley Investment Management, Inc.	Long-Term Capital Appreciation by investing primarily in growth-oriented equity securities of large capitalization companies
Morgan Stanley VIF U.S. Real Estate Portfolio	Morgan Stanley Investment Management, Inc.	Above Average Current Income and Long-Term Capital Appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts

____________

(1)  Subadviser to Ohio National Investments, Inc.

(2) Subadviser to The Dreyfus Corporation.

(3) Subadviser to Federated Equity Management Company of Pennsylvania.

(4) Subadviser to Fidelity Management & Research Company.

(5) Subadviser to Legg Mason Partners Fund Advisor, LLC.

(6) Subadviser to ALPS Advisors, Inc.

(7) Subadviser to Prudential Investments LLC.

(8) This fund is a Fund of Funds. Expenses for these types of funds may be higher because the Policyholders bear a proportion of the expenses of underlying funds in which these Fund of Funds invest.

THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and are not subject to the Securities and Exchange Commission’s regulatory oversight.

General Description

The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. You may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to the General Account from the Subaccounts of the variable account. The allocation or transfer of funds to the General Account does not entitle a Policyholder to share in the investment experience of the General Account. Instead, we guarantee that your Accumulation Value in the General Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the General Account. Consequently, if you pay the Planned Premiums, allocate all Net Premiums

Form 6055	16

only to the General Account and make no transfers, partial surrenders, or Policy loans, the minimum amount and duration of your Death Benefit will be determinable and guaranteed. Transfers from the General Account to VAR are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the Policy.

Accumulation Value

The Accumulation Value in the General Account on the later of the Issue Date or the day we receive your Initial Premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first Monthly Deduction.

Thereafter, until the maturity date, we guarantee that the Accumulation Value in the General Account will not be less than the amount of the net premiums allocated or Accumulation Value transferred to the General Account, plus interest at the rate of 3% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the General Account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAR or the Loan Collateral Account. The amount available for distribution upon maturity is the Accumulation Value of the Policy. There are no charges for distribution upon maturity.

We guarantee that interest credited to your Accumulation Value in the General Account will not be less than an effective annual rate of 3% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The Policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 3% per year. The Accumulation Value in the General Account will be calculated on each Valuation Date.

Voting Rights

We will vote the Fund shares held in the various Subaccounts of VAR at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy’s Accumulation Value in a Subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes for which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. There is no minimum number of Policyholders required to reach a quorum. We will vote Fund shares attributable to policies as to which no instructions are received, and any Fund shares held by VAR which are not attributable to policies, in proportion to the voting instructions which are received with respect to policies participating in VAR. As a result, a small number of Policyholders may determine the outcome of a vote submitted to the Fund by VAR. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAR or would result in the purchase of securities for VAR which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report.

CHARGES

We make charges against or deductions from premium payments, Accumulation Values and policy surrenders in the manner described below.

Premium Expense Charges

Each premium payment is subject to a Premium Expense Charge, including payments made for Monthly Deductions when reinstating the policy. The Premium Expense Charge is deducted in proportion to your current premium allocation choices. The Premium Expense Charge has two components:

Form 6055	17

Distribution Charge. The Policy is subject to a charge of 2.9% of premiums paid in the first 20 years reducing to 2.0% in years 21 and later. This charge is intended to help defray the costs attributable to this Policy including distribution, printing and advertising.

State Premium Tax. Your premium payments will be subject to the state premium tax and/or any other state or local charges levied against your Policy, if applicable. Currently, most state premium taxes range from 0% to 6%.

Monthly Deduction

As of the Policy Date and each subsequent Process Day, we will deduct from the Accumulation Value of your Policy and in proportion to the values in your various Subaccounts and the General Account, a Monthly Deduction to cover certain charges and expenses incurred in connection with the Policy.

The Monthly Deduction consists of:

• the cost of insurance,

•  a maintenance fee of $7 plus a minimum of $.04 and maximum of $.12 per $1000 of Stated Amount for the cost of establishing and maintaining policy records and processing applications and notices, and

• the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial Stated Amount and each subsequent increase in the Stated Amount. The monthly cost of insurance rate is based on the Insured's sex, rate class, Stated Amount and Attained Age. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the Policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. Such rates for smokers and non-smokers are based on the 2001 Commissioners Standard Ordinary, Male or Female, Smoker or Nonsmoker, Age nearest birthday Mortality Tables. The cost of insurance charge is guaranteed not to exceed such table rates for the Insured’s risk class;

(ii) is the Death Benefit net of Policy Indebtedness at the beginning of the Policy Month divided by 1.0024663 (the monthly equivalent of the guaranteed rate in the General Account); and

(iii) is Accumulation Value net of Policy Indebtedness at the beginning of the Policy Month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

Not all of your premium payments are allocated to your cash value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums will result in reduced cash value, thereby affecting the charges assessed to your Policy.

Risk Charge

Your Accumulation Value in VAR, but not your Accumulation Value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various Subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the Policy. Such charge will be assessed daily against each of the variable Subaccounts at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

Your risk charge will be reduced based upon your Policy Accumulation Value. In the event your Policy Accumulation Value exceeds four times the premium indicated on page 6A of your policy, (hereinafter “indicated premium”) then the risk charge may at our sole option be assessed daily at an annual rate of 0.25% (0.65% for Pennsylvania policies) against each of the variable Subaccounts, for the amount in excess of four times the indicated premium. In the event your Policy Accumulation Value exceeds eight times the indicated premium, the risk charge may, at our sole option, be assessed daily at the annual rate indicated above for the amount up to four times the indicated premium, and daily at an annual rate of 0.00% (0.30% for Pennsylvania policies) against each variable Subaccount for the Policy amount in excess of eight times the indicated premium. At our option, we may increase or decrease the reductions set forth in this paragraph.

Surrender Charge

After the free look period and during the first fifteen (15) years of your Policy and for fifteen (15) years following any increase in Stated Amount, a Surrender Charge is assessed in connection with all complete surrenders, all lapses, all decreases in Stated Amount and certain partial surrenders. The charge is based on the 2001 Commissioners Standard Ordinary Mortality Tables and the maximum standard nonforfeiture rate for the first 10 years. Starting with year 11 and through year 15, the

Form 6055	18

charge is graded to zero as follows: 80% of the Surrender Charge applies in year 11, 60% in year 12, 40% in year 13, 20% in year 14 and 0% thereafter.

If you surrender your Policy in full or it lapses when a Surrender Charge applies, we will deduct the total charge from your Accumulation Value. If you decrease the Stated Amount of your Policy while a Surrender Charge applies, your Accumulation Value will be charged with the portion of the total Surrender Charge attributable to the Stated Amount cancelled by the decrease.

The following is a chart showing the maximum Surrender Charge applicable to the Policy. Because the Surrender Charge is based on your Age, sex, rating classification and the length of time you have held your Policy, your actual Surrender Charge may be significantly less.

Form 6055	19

	Maximum Surrender Charges Per $1,000 Of Stated Amount
	Male		Female
Age	Nonsmoker	Smoker	Nonsmoker	Smoker
0-20	$18.71	$20.70	$17.60	$19.42
21-30	22.17	25.01	20.71	23.43
31-40	27.71	31.99	25.46	29.66
41-50	36.82	43.46	33.07	39.84
51-60	52.77	58.33	45.50	56.21
61-70	58.36	58.45	58.32	58.53
71-80	57.85	57.84	58.25	58.12

Partial surrenders in any Policy Year totaling 10% or less of the Cash Surrender Value of your Policy as of the end of the previous Policy Year are not subject to any Surrender Charge. Partial surrenders in any Policy Year in excess of 10% of the Cash Surrender Value of your Policy as of the end of the previous Policy Year will be subject to the Surrender Charges equal to the percentage of Cash Surrender Value withdrawn minus 10%.

For example, assume a Policy which now has, and at the end of the previous Policy Year had, an Accumulation Value of $11,100 and a Surrender Charge of $1,100. The Cash Surrender Value of the Policy is therefore $10,000. If you decide to withdraw 25% of such Cash Surrender Value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total Surrender Charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew and the applicable administrative fee.

Transfer and Administrative Fees

A transfer fee (currently $3 and guaranteed not to exceed $15) will be imposed on transfers of values from one portfolio to another or to the General Account or from the General Account to a variable portfolio. Currently, the Company is not assessing this charge on the first 12 transfers made in any Policy Year. Other restrictions may apply to transfers. Please see “Transfers” and “Excessive Trading and Market Timing” for information on other potential restrictions. For partial surrenders, an administrative fee will be charged equal to the lesser of $25 or 2% of the amount surrendered.

Illustration Charge and Charge for Annual Report of Account Status

A fee, not to exceed $100, may be charged for any illustration of benefits and values that you may request after the Issue Date. Currently, standard, automated illustrations are provided at no charge at the time of purchase and after issue. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations cases in lapse pending and cancellations.

Each year we will send you an annual report which shows the current Accumulation Value, the Cash Surrender Value, the Stated Amount, any Policy Indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. A fee not to exceed $100 may be charged for a special request for an annual report of your account status. A request for an annual report of your account is a special request when it is for a time period other than a Policy Year. We will also send you all reports required by the 1940 Act.

Loan Interest

We charge you interest in advance on loans you take from your policy values. The annual rate is 4.25% of loan account balance for regular loans and 3.00% of loan account balance for preferred loans.

Reinstatement Fee

You will be required to pay a reinstatement fee in order to reinstate your policy. The reinstatement fee is comprised of Accrued Monthly Deductions, 2 months of Monthly Deductions calculated based upon your Attained Age, gender, risk class, rating and Stated Amount at the time of reinstatement, 6% interest on any outstanding loan amount from the time the policy lapsed and a Premium Expense Charge. The Premium Expense Charge computed under the reinstatement fee applies to the Accrued Monthly Deductions and the 2 months of Monthly Deductions due at the time of reinstatement. Please see “Premium Expense Charge” for more information about the charge. At the time of reinstatement, the policy will be restored to the same Accumulation Value you had when the policy lapsed. The Policy Date and Stated Amount, as well as your

Form 6055	20

Subaccount allocations, remain the same as when the policy lapsed. Monthly deductions and charges for the Policy after reinstatement will be based upon your Attained Age, gender, risk class, rating and Stated Amount at the time of reinstatement.

The reinstatement fee is calculated by adding (i) plus (ii) plus (iii) plus (iv), where:

(i) is the Accrued Monthly Deductions;

(ii) is 2 months of Monthly Deductions calculated based upon your Attained Age, gender, risk class, rating and Stated Amount at the time of reinstatement;

(iii) is 6% interest on any outstanding loan amount from the time the policy lapsed; and

(iv) is the Premium Expense Charge on the amounts in (i) and (ii).

For an example of the reinstatement fee, assume a representative insured’s (age 45, male, non-tobacco user, Standard risk class) policy lapsed on January 1st. At the time the policy lapsed, it had a Stated Amount of $100,000 and Accumulation Value of $4,400. The policy had (i) Accrued Monthly Deductions of $70 and (ii) Monthly Deductions of $35 on January 1st and $38 two years from January 1st. The policy has an outstanding loan amount of $2,000. The (iv) Premium Expense Charge is 4.3%, which is comprised of a distribution charge of 2.9% and a state premium tax of 1.4%.

If the policyholder reinstates the policy on January 15th of the same year, the reinstatement fee would be $151.22. This includes:

(i) $70 of Accrued Monthly Deductions;

(ii) $70 for two months of the $35 Monthly Deductions;

(iii) $4.93 of loan interest (calculated at 6% for 15 days from the lapse date to the reinstatement date); and

(iv) $6.29 for 4.3% Premium Expense Charge on the amounts in (i) and (ii).

If the policyholder reinstates the policy on January 15th two years after the policy lapsed, the reinstatement fee would be $405.30. This includes:

(i) $70 of Accrued Monthly Deductions;

(ii) $76 for two months of the $38 Monthly Deductions;

(iii) $252.74 of loan interest (calculated at 6% for 2 years and 15 days from the lapse date to the reinstatement date); and

(iv) $6.56 for 4.3% Premium Expense Charge on the amounts in (i) and (ii).

The policy will be reinstated in both examples with the Stated Amount of $100,000 and an Accumulation Value of $4,400.

Other Charges

Subject to certain requirements, one or more optional insurance benefits may be added to your policy, including riders providing additional term insurance, spouse/additional Insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, exchange of life insured and accelerated Death Benefit. More detailed information concerning such riders may be obtained from your registered representative. Optional riders may not be approved in all states and may be no longer offered by the Company at anytime, without prior notice. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. Charges for riders are set forth in the Fee Tables.

The accelerated Death Benefit, also called the Lifetime Advantage Rider, permits you to withdraw up to half the value of your policy (up to $250,000.00) in the event you are diagnosed with a terminal disease and not expected to live more than 12 months. There may be an administrative charge of $100 if permitted under state law for this rider and you can select the rider at anytime by contacting us.

The Overloan Protection Rider will be applied to your policy if you have selected the Guideline Premium Test as your Life Insurance Qualification Test. If the loan on your policy approaches the Cash Surrender Value and you are at least Age 75, you may be able to prevent policy lapse by exercising this rider. This rider has no charge unless you choose to exercise it. The maximum overloan protection benefit charge you may incur upon exercising this rider is 6.71% of the accumulated cash value. In order for you to be able to exercise this rider, all of the conditions listed below must be met:

• The policy loan amount must equal or exceed the lesser of 94% of the Cash Surrender Value or 99% of the Cash Surrender Value minus the overloan protection benefit charge;

Form 6055	21

• The policy must be in force for at least 15 Policy Years;

• At the time of exercise, the Insured’s Attained Age must be at least 75 but less than 121;

• You must have selected the Death Benefit Option A at time of issue or change to Death Benefit Option A in order to exercise the rider;

• The Cash Surrender Value less the loan amount must be sufficient to cover the overloan protection benefit charge;

• The policy loan amount must be greater than the sum of the total Stated Amount which includes the Stated Amount from an additional coverage life insurance rider attached to the policy; and

• The policy must not be a Modified Endowment Contract before exercising the rider.

Upon exercising the rider, all values in the variable Subaccounts will be transferred to the General Account. Any outstanding loan amount will be treated as a preferred loan for purposes of loan interest charges and interest crediting. Once you exercise the rider, no further changes to the policy, including increases or decreases in the Stated Amount, may be made. Also, no additional premium payments may be made. The rider will terminate on the day the policy terminates or the Insured reaches the Age of 121.

We may also charge the assets of each portfolio and the General Account to provide for any federal taxes that may become payable by us in respect of such assets. Under current federal law, no such federal taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are investment advisory fees and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio’s average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds’ prospectuses.

GENERAL DESCRIPTION OF THE POLICY

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Policyholder is the Insured unless the application specifies a different person as the Insured or the Policyholder is changed thereafter. While the Insured is living, the Policyholder may exercise all of the rights and options granted in the Policy, with the consent of any irrevocable Beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyholder are as follows:

• to appoint or change beneficiaries;

• to receive amounts payable before the death of the Insured;

• to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

• to change the Policyholder of the Policy; and

• to change the face amount of the Policy.

No change of a Policyholder or a Beneficiary will take effect unless we receive written request thereof and the new Policyholder or Beneficiary must have an insurable interest in the life of the Insured at the time of the requested change of a Policyholder or Beneficiary. This requirement may not apply in some states. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

The policy may be assigned as collateral security. We must be notified in writing if the policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The Policyholder’s rights and the rights of the Beneficiary may be affected by an assignment. We will not allow an assignment that, in our sole opinion, could result in the transfer of any rights or benefits payable under the policy to a person, entity or a trust that does not have an insurable interest in the life of the Insured at the time of the requested assignment.

Allocation of Premiums

In the Policy application, you may direct the allocation of your net premium payments among up to 18 investment options, including the Subaccounts of VAR and the General Account. Your initial allocation will take effect on the first Process day following the Issue Date or, if later, when we receive your Initial Premium payment. Pending such allocation, Net Premiums

Form 6055	22

will be held in the Fidelity® VIP Government Money Market Portfolio. Premiums allocated to the DCA program (as described below) will take effect on the day preceding the first Process Day. If you fail to indicate an allocation in your Policy application, we will leave your Net Premiums in the Fidelity® VIP Government Money Market Portfolio until we receive allocation instructions. You will receive a Policy Amendment with your Policy stating that the premium payment was allocated to the Fidelity® VIP Government Money Market Portfolio. The amount allocated to any Subaccount or the General Account must equal a whole percentage. You may change the allocation of your future Net Premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the Subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

Transfers

You may transfer the Accumulation Value of your Policy among the Subaccounts of VAR and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire Accumulation Value of the Subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a transfer fee of $3 for each transfer, but we are presently waiving that charge for the first 12 transfers during a Policy Year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the General Account to the Subaccounts are subject to additional restrictions. No more than 25% of the Accumulation Value in the General Account as of the end of the previous Policy Year, or $1,000, if greater, may be transferred to one or more of the Subaccounts in any Policy Year.

To the extent that transfers, surrenders and loans from a Subaccount exceed net purchase payments and transfers into that Subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio’s securities on short notice could be detrimental to that portfolio and to Policyholders with values allocated to the corresponding Subaccount. To protect the interests of all Policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day’s total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfers will not be made. In determining which transfers will be made, scheduled transfers will be made first, followed by mailed written requests in the order received and, lastly, telephone and facsimile transfers in the order received. This policy will be applied uniformly without exception. If your transfers are not executed, we will notify you first by telephone, then by mail if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those requests that were not honored. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not honored because of these limitations.

We will process a transfer at the end of the Valuation Period on which we receive your request in Good Order. For example, if we receive your request in Good Order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the amount of Accumulation Value you have available to transfer will be based on that day’s price. Please see “Accumulation Unit Values” and “Determination of Variable Accumulation Values” for more information regarding the calculation of your Accumulation Value.

If you request to rebalance your subaccount allocations by changing the percentage of funds allocated to different subaccounts, we will only be able to comply with your request by using a two business day transfer process. The contract does not provide for this type of request to be processed within one business day.

Electronic Access

If you give us authorization, your Policy and unit values and interest rates can be checked by telephoning us at 1-800-366-6654, #1 or by accessing our web site at any time at www.ohionational.com. You may also make transfers and change allocations on our web site. You may only make one electronic, facsimile or telephone (collectively, “electronic”) transfer request per day.

We will honor pre-authorized electronic transfer instructions from anyone who provides the personal identifying information requested. We will not honor electronic transfer requests after we receive notice of your death. For added security, we send the Policyholder a written confirmation of all electronic transfers. However, if we cannot complete a transfer as requested, our customer service representative will contact the Policyholder in writing sent within 48 hours of the electronic request. You may think that you have limited this access to yourself, or to yourself and your representative. However, anyone giving us the necessary identifying information can use electronic access once you authorize it.

We reserve the right to limit or restrict electronic access in any form at any time as to any Policyholder.

Please note that telephone and/or other means of electronic communication may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, your registered representative’s or ours can experience

Form 6055	23

inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent our Receipt and processing of your requests. Although we have taken precautions and have emergency contingency plans to limit these problems, we cannot promise complete reliability under all circumstances. If you experience such problems, you should make your transfer request by writing to our Home Office.

Reports and Confirmations

We will send you an Annual Report at least once each year showing the number of units credited to the Policy by Fund and the value of each unit as of the end of the last report. This Annual Report will be provided to you free of charge. Additionally, we will send you a written confirmation for certain financial transactions, including premium payments and transfers, loans, loan repayments, withdrawals and surrenders.

Please review your reports and confirmations to verify their accuracy. You must report any error or inaccuracy to us within 30 days. Otherwise, we are not responsible for losses due to the error or inaccuracy.

Excessive Trading and Market Timing

We discourage excessive trading and market timing through your Policy and have policies and procedures in place with respect to such activities. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The Policy and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict or reject purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been rejected. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the rejected transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.

The first time the Policyholder is determined to have traded excessively, we will notify the Policyholder in writing that his or her Policy will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or otherwise made public.

Upon the second instance of excessive trading, the Policyholder will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, we will suspend some, or all transfer privileges. The Policyholder will be informed in writing of the denial of future transfer privileges. If a Policyholder decides to surrender the Policy following suspension of transfer privileges, the Policyholder will incur the resulting Surrender Charge.

We may, in our sole discretion, take any Policy off of the list of monitored policies, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of our policies related to excessive trading and market timing as described in this section will be applied to all Policyholders uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, we may place a Policy on the list of monitored policies despite the fact the Policyholder has not exceeded the established transfer limits. You may be deemed to have traded excessively, even if you have not exceeded the number of free transfers permitted by your Policy.

Some of the factors we may consider when determining whether or not to place a Policy on the list of monitored policies may include, but not be limited to:

• The number of transfers made in a defined period;

• The dollar amount of the transfer;

• The total assets of the portfolios involved in the transfer;

• The investment objectives of the particular portfolios involved in your transfers; and/or

• Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Policyholders who have not engaged in market timing or excessive trading may also be prevented from transferring Policy values if we, or the portfolios, believe that an intermediary associated with the Policyholder’s account has otherwise been involved in market timing or excessive trading on behalf of other Policyholders. Likewise, Policyholders who have not

Form 6055	24

engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

We may alter or amend this Policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

Policyholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such Policyholders or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those Policyholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

Pursuant to rules adopted by the Securities and Exchange Commission, we are required to enter into agreements with the Funds which require us to provide the Funds, upon their request, with certain information including taxpayer identification numbers of Policyholders and the amounts and dates of any purchase, redemption, transfer or exchange requests by Policyholders. We are also required to restrict or prohibit further purchases or exchange requests into the Funds by a Policyholder upon instruction from the Funds.

Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount from the General Account or Fidelity® VIP Government Money Market Portfolio to any of the other Subaccounts or to the General Account.

The DCA program is only available on Policies having a total Accumulation Value of at least $2,500. Each transfer under the DCA program must be at least $100 and at least 12 transfers must be scheduled. The initial transfer into the DCA program from the Fidelity® VIP Government Money Market Portfolio will count against the 12 free transfers you are allowed each Policy Year; however, the transfer fee will not apply to the remaining DCA transfers. Therefore, if you have transfers in excess of 11 outside of the DCA program, you will incur a transfer fee. We may discontinue or modify the DCA program at any time. You may make an unscheduled transfer from a purchase payment allocated to a DCA account, but only for the full value of the DCA attributable to such purchase payment.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the Subaccounts to less than the average price of the shares on the same purchase dates. This is because greater numbers of shares are purchased when the share prices are lower than when share prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will produce a lower rate of return than a single up-front investment.

Directed Charges

You may direct us to deduct monthly cost of insurance charges and maintenance fees only from the General Account or the Fidelity® VIP Government Money Market Portfolio instead of pro rata from all of the portfolios to which you have allocated premium payments. In the event you requested directed charges and there is insufficient value to pay the charges, the remaining amount will be deducted pro rata from the portfolios in which there are values. There is no fee for this service, and you may request this feature at any time. We do, however, reserve the right to alter or discontinue the service at any time.

Conversion

Once during the first two years following the Issue Date and the date of any increase in Stated Amount, you may convert your Policy or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your Accumulation Value to the General Account. After such a transfer, minimum values and Death Benefits under your Policy will be determinable and guaranteed. Accumulation Values will be determined as of the date we receive a conversion request at our Home Office. There will be no change in Stated Amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your Policy. Transfers of Accumulation Value to the General Account in connection with such a conversion will be made without charge. You may continue to benefit from riders you have selected in this policy upon converting your policy to a fixed benefit flexible premium policy. Please note that the likelihood you will qualify to exercise the Overloan Protection Rider after converting your policy may be decreased because

Form 6055	25

your Accumulation Value will be in the General Account. Please speak with your registered representative for additional information.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

• to make the Policy or VAR comply with any law or regulation issued by a governmental agency to which we are subject;

• to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

• to reflect a change in the operation of VAR; or

• to provide additional Subaccount and/or Guaranteed Account options.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

Free Look Period

You have the right to examine and cancel your Policy by returning the Policy to us (or to the registered representative who sold it) on or before 20 days after you receive the Policy. There may be longer or shorter periods depending upon applicable state law. See the “Free Look” provision of your Policy. If you decide to cancel the Policy during the Free Look period, we will treat the Policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned Policy at our Home Office. Initial Premium payments are held in the Fidelity® VIP Government Money Market Portfolio until the first Process Day following the Issue Date. Your Initial Premiums, therefore, will not share in the investment experience of your initial allocations until the first Process Day. Your state’s laws will determine if we return Accumulation Values or the full refund of Premiums if you choose to cancel the policy during the free look period.

If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

• your entire payment; or

• the Accumulation Value plus deductions under the Policy for taxes, charges or fees. (Surrender Charges will not be assessed.)

If you live in a state that requires us to return Accumulation Value, we will refund:

• your Accumulation Value as of the date we receive the returned Policy, plus

• any deductions under the Policy for taxes, charges or fees. (Surrender Charges will not be assessed).

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

Free Look for Increases in Face Amount

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. This period may be longer based upon applicable state law. Premium that you submit to us for the approved increase will be invested in your specified Subaccount allocations upon Receipt. If you cancel the increase, you will receive a credit to your Accumulation Value of the charges deducted for the increase. You may elect to have the premium that you submitted to us for the increase either be returned to you or applied to your policy if you decide to cancel the increase.

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

State Variations

Any state variations in the Policy are described in a special Policy form for use in that state. This prospectus provides all material terms contained within the Policy. If you would like to receive a copy of your Policy and any of its endorsements and riders, please contact our Home Office.

Form 6055	26

Withholding Payment after Premium Payment

We may withhold payment of any increased Accumulation Value or Loan Value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

Other Policies

We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated company, The Ohio National Life Insurance Company. For more information about these policies or contracts, please contact us or your registered representative.

PREMIUMS

Purchasing a Policy

To purchase a Policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. (“ONEQ”). This Policy is not available to legal residents of the state of New York.

The minimum initial amount of insurance coverage (or face amount) is $100,000. The Policy will generally not be issued to anyone over the age of 80 and will not be issued on the 29th, 30th or 31st of any month.

An Initial Premium is required to purchase a Policy. The Initial Premium is allocated to the Fidelity® VIP Government Money Market Portfolio until the first Process Day following the Issue Date, at which time your initial allocation will take effect. Premiums allocated to the DCA program will take effect on the day preceding the first Process Day. In addition, you must pay a Minimum Premium to keep the Death Benefit Guarantee in effect during the Death Benefit Guarantee Period. The Death Benefit Guarantee is discussed in more detail later in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly Minimum Premium indicated on the Policy specification page multiplied by the number of Policy Months the Policy has been in effect. If you fail to meet this requirement, the Death Benefit Guarantee is no longer in effect and may generally not be reinstated. For purposes of determining whether you have met the cumulative total premium requirement, we will consider your cumulative total premium payments to be an amount equal to the payments you have actually made minus any policy loans and partial surrenders. The monthly Minimum Premium indicated on the specification page of your Policy will remain a level amount until you reach the end of the Death Benefit Guarantee Period shown on the specification page. The monthly Minimum Premium will increase with any increase in the Stated Amount and decrease with any decrease in Stated Amount. The monthly Minimum Premium may also be changed upon any other type of Policy change. The Death Benefit Guarantee Period is to age 75 or 10 years, if later, unless you have the Term Rider in which case the guarantee period may be shorter. Please see your Rider for more information.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the Policy, without an increase in Death Benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

To aid you in formulating your insurance plan under the Policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your Minimum Premium and less than your Guideline Annual Premium, if applicable. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the Policy will not lapse, unless the Death Benefit Guarantee is in effect.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy, while leaving sufficient Cash Surrender Value in the Policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the Policy from lapsing. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax adviser about the tax risks inherent in such a strategy before purchasing the Policy.

Lapse

Provided you pay the Minimum Premiums required to maintain the Death Benefit Guarantee, your Policy will not lapse during the Death Benefit Guarantee Period. If you fail to pay the Minimum Premiums, the Death Benefit Guarantee expires.

Form 6055	27

Without the Death Benefit Guarantee, the Policy will remain in force only as long as the Cash Surrender Value, less any outstanding Policy Indebtedness, is sufficient to pay the next Monthly Deduction. When the Cash Surrender Value will not pay the next Monthly Deduction, you will have a 61 day grace period in which to increase your Cash Surrender Value by paying additional premiums. The grace period begins on the Process Day upon which the policy goes into lapse pending status. We will notify you in writing that your Policy has entered the 61 day grace period. In some states, we will also notify a second addressee listed on the policy. If you do not pay sufficient additional premiums during the grace period, the Policy will lapse and terminate without value.

Reinstatement

Once a Policy has lapsed, you may request reinstatement of the Policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement fee are required for reinstatement. While we may reinstate your Policy, we generally will not reinstate the Death Benefit Guarantee. Your cost of insurance will generally be higher for a reinstated Policy.

Replacing Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only if you determine that this Policy is better for you. You may have to pay a Surrender Charge on your existing insurance, and this Policy will impose a new Surrender Charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. The issuance of the Policy may be delayed where you are replacing existing insurance if (i) we have not received the required replacement forms; or (ii) we have not received the Proceeds from your existing insurance and we have not otherwise received sufficient premium directly from you to put the Policy in force.

Applying For A Policy

After receiving a completed application from a prospective Policyholder, we will begin the underwriting process to decide the insurability of the proposed Insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective Policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be for up to a maximum of $1,000,000, depending on the Age and underwriting class of the proposed Insured and whether the proposed Insured has other coverage with us. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. We will return only the premium paid if death occurs during this coverage under certain circumstances as described in the Limited Temporary Life Insurance Agreement.

If you have made premium payments before we issue the Policy, but no temporary insurance is in effect because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return premium payments to the payor of the premium payments without interest.

When Insurance Coverage Takes Effect

We will issue the Policy only if the underwriting process has been completed, the application has been approved, and the proposed Insured is alive and in the same condition of health as described in the application. The Issue Date will be the same as the Policy Date except for backdated policies, for which the Policy Date will be prior to the Issue Date, and except for cash on delivery policies, for which the Policy Date will be after the Issue Date. (At your request and in limited circumstances, we will backdate a policy as much as six months.) The Policy Date is the date we use to measure monthly processing dates, Policy Years and Policy Anniversaries. We begin to deduct monthly charges from your Accumulation Value on the Policy Date. Full insurance coverage under the Policy will take effect when the Policy has been issued, the minimum Initial Premium has been paid and the Policyholder has executed a delivery receipt.

Limitation on Right to Contest

We will not contest the insurance coverage provided under the policy, except for any subsequent increase in Stated Amount, after the policy has been in force during your lifetime for a period of two years from the Policy Date or Issue Date depending

Form 6055	28

upon the state law in which you reside. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the Stated Amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase. The basis for contestability will vary by state. A new contestable period of two years begins at reinstatement. A new two year contestable period for the event of suicide begins as well although some states limit the new contestable period to one year.

Accumulation Unit Values

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate Net Premiums to a Subaccount, we credit your Policy with accumulation units. Premiums are credited to the contract’s cash value on the basis of the Subaccount valuation next determined after Receipt of a premium. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and Monthly Deductions, affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Subaccount. We determine the unit value of each Subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the Valuation Date on which the premium payment or transaction request is received by us at our Home Office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each Subaccount’s units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each Subaccount’s unit initially was $10. The unit value of a Subaccount on any Valuation Date is calculated by multiplying the Subaccount unit value on the previous Valuation Date by its Net Investment Factor for the current Valuation Period.

Determination of Variable Accumulation Values

Your Accumulation Value in VAR may increase or decrease depending on the investment performance of the Subaccounts you choose. There is no guaranteed minimum Accumulation Value in VAR.

The Accumulation Value of your Policy will be calculated initially on the later of the Issue Date or when we first receive a premium payment. After that, it is calculated on each Valuation Date. Valuation Dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your Accumulation Value will equal the initial premium paid minus the Premium Expense Charge and the first Monthly Deduction. On each subsequent Valuation Date, your Accumulation Value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current Valuation Period, where:

(1) is the sum of each Subaccount’s Accumulation Value as of the previous Valuation Date multiplied by each Subaccount’s Net Investment Factor for the current Valuation Period;

(2) is Net Premiums allocated to VAR;

(3) is transfers from the Loan Collateral Account as a result of loan repayments and reallocations of Accumulation Value from the General Account;

(4) is interest on Policy Indebtedness credited to the variable Subaccounts;

(5) is transfers to the Loan Collateral Account in connection with policy loans and reallocations of Accumulation Value to the General Account;

(6) is any partial surrender made (and any Surrender Charge imposed); and

(7) is the Monthly Deduction.

Net Investment Factor

We use a Net Investment Factor to measure investment performance of each Subaccount and to determine changes in unit value from one Valuation Period to the next. The Net Investment Factor for a Valuation Period is (a/b)–c where:

(a) is (i) the value of the assets of the Subaccount at the end of the preceding Valuation Period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the Subaccount during the Valuation Period for which the Net Investment Factor is being determined, minus, (iii) any amount charged against the Subaccount for taxes or any amount set aside during the Valuation Period by us to provide for taxes we determine are attributable to the operation or maintenance of that Subaccount (currently there are no such taxes);

(b) is the value of the assets of the Subaccount at the end of the preceding Valuation period; and

Form 6055	29

(c) is a charge no greater than 0.75% on an annual basis for mortality and expense risks. This amount may be reduced, depending on your Policy’s cash value.

DEATH BENEFITS AND POLICY VALUES

As long as the Policy remains in force we will, upon Receipt of due proof of the Insured's death, pay the Policy Proceeds to the Beneficiary. The amount of the Death Benefit payable will be determined as of the date of death, or on the next following Valuation Date if the date of death is not a Valuation Date.

Unless a Settlement Option is elected, the Proceeds will be paid according to your Beneficiary’s selection from the settlement options listed in the Policy. We offer both beneficiaries and Policyholders a wide variety of Settlement options listed in the Policy. If no selection is made, the Proceeds will be paid in a lump sum.

Settlement Options

In addition to a lump sum payment of benefits under the Policy, any Proceeds may be paid in any of the five methods described in your Policy. The five Settlement Options are (i) Proceeds at interest, (ii) Payment for a period of time, (iii) Life Income (Under this option, the policy has no more value after the death of the Beneficiary.), (iv) Payment of Certain Amount, or (v) Joint and Survivor life income. (Under this option, the policy has no more value after the second Beneficiary’s death.) For more details, contact your registered representative. A settlement option may be designated by notifying us in writing at our Home Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the life of the Insured, the Policyholder may select a settlement option. If a settlement option has not been chosen at the Insured’s death, the Beneficiary may choose one. If a Beneficiary is changed, the settlement option selection will no longer be in effect unless the Policyholder requests that it continue. A settlement option may be elected only if the amount of the Proceeds is $5,000 or more. In some states, the Beneficiary may select a settlement option other than a lump sum distribution even if the amount of the Proceeds are less than $5,000. We can change the interval of payments if necessary to increase the payments to at least $25 each.

The Policy provides for two Death Benefit options: a level option (“Option A”) and a variable option (“Option B”). Generally, you designate the Death Benefit option in your Policy application. Subject to certain restrictions, you may change the Death Benefit option from time to time. As long as the Policy remains in force, the Death Benefit under either option will never be less than the Stated Amount of the Policy.

Option A — Level Benefit

The Death Benefit is the greater of:

• the Policy’s Stated Amount on the date of death, or

• the death benefit determined by the Corridor Percentage Test.

The death benefit determined by the Corridor Percentage Test equals the Accumulation Value of the Policy on the date of death plus such Accumulation Value multiplied by the corridor percentage. If you choose the Guideline Premium Test (“GPT”), the corridor percentage varies with Attained Age, as indicated in the following table:

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
40 & below	150%	52	71%	64	22%	91	4%
41	143	53	64	65	20	92	3%
42	136	54	57	66	19	93	2%
43	129	55	50	67	18	94	1%
44	122	56	46	68	17	95 & above	0%
45	115	57	42	69	16
46	109	58	38	70	15
47	103	59	34	71	13
48	97	60	30	72	11
49	91	61	28	73	9
50	85	62	26	74	7
51	78	63	24	75-90	5

Form 6055	30

The table above does not apply to the Cash Value Accumulation Test. If you choose the Cash Value Accumulation Test, the corridor percentage varies based on your Attained Age, sex and risk class. Generally, by choosing the Cash Value Accumulation Test you will have the flexibility to pay more premiums and may receive a higher Death Benefit which may result in higher cost of insurance charges. The Guideline Premium Test provides for more limited premium payments but lower cost of insurance charges due to a lower Death Benefit. Lower cost of insurance charges may result in higher cash Accumulation Values. Please request an illustration if you wish to see how the test applies to you.

Illustration of Option A.  The purpose of this illustration is to provide an example of how the Corridor Percentage Test affects the death benefit. Assume that the Insured’s Attained Age at time of death is 40, the Insured selected the GPT and the Stated Amount of the Policy is $100,000.

Under these circumstances, any time the Accumulation Value of the Policy is less than $40,000.00, the Death Benefit will be the Stated Amount. However, any time the Accumulation Value exceeds $40,000.00, the Death Benefit will be greater than the Policy’s $100,000.00 Stated Amount due to the Corridor Percentage Test. This is because the Death Benefit for an Insured who dies at age 40 must be at least equal to the Accumulation Value plus 150% of the Accumulation Value. Consequently, each additional dollar added to Accumulation Value above $40,000.00 will increase the Death Benefit by $2.50. Similarly, to the extent Accumulation Value exceeds $40,000.00, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $48,000.00 to $40,000.00, the Death Benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the Accumulation Value below the $40,000.00 level will not affect the Death Benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the Death Benefit.

In the foregoing example, the breakpoint of $40,000.00 of Accumulation Value for using the Corridor Percentage Test to calculate the Death Benefit was determined by dividing the $100,000.00 Stated Amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your Policy, you may make the corresponding determination by dividing your Stated Amount by 100% plus the corridor percentage for your Attained Age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the Corridor Percentage Test. If your Accumulation Value is greater than such dollar figure, your Death Benefit will be determined by the Corridor Percentage Test. If it is less, your Death Benefit will be your Stated Amount.

Option B — Variable Benefit

The Death Benefit is equal to the greater of:

• the Stated Amount plus the Accumulation Value on the date of death, or

• the death benefit determined by the Corridor Percentage Test as described above.

The Death Benefit determined by the Corridor Percentage Test equals the Accumulation Value of the Policy on the date of death plus such Accumulation Value multiplied by the corridor percentage. If you choose the Guideline Premium Test, the corridor percentage varies with Attained Age, as indicated in the following table:

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
40 & below	150%	52	71%	64	22%	91	4%
41	143	53	64	65	20	92	3%
42	136	54	57	66	19	93	2%
43	129	55	50	67	18	94	1%
44	122	56	46	68	17	95 & above	0%
45	115	57	42	69	16
46	109	58	38	70	15
47	103	59	34	71	13
48	97	60	30	72	11
49	91	61	28	73	9
50	85	62	26	74	7
51	78	63	24	75-90	5

The table above does not apply to the Cash Value Accumulation Test. If you choose the Cash Value Accumulation Test, the corridor percentage varies based on your Attained Age, sex and risk class. Generally, by choosing the Cash Value Accumulation Test you will have the flexibility to pay more premiums and may receive a higher Death Benefit which may result in higher cost of insurance charges. The Guideline Premium Test provides for more limited premium payments but

Form 6055	31

lower cost of insurance charges due to a lower Death Benefit. Lower cost of insurance charges may result in higher cash Accumulation Values. Please request an illustration if you wish to see how the test applies to you.

Illustration of Option B.  Again assume that the Insured’s Attained Age at the time of death is 40, the Insured selected the GPT and that the Stated Amount of the policy is $100,000.00.

Under these circumstances, a Policy with Accumulation Value of $20,000.00 will have a Death Benefit of $120,000.00 ($100,000.00 + $20,000.00). An Accumulation Value of $60,000.00 will yield a Death Benefit of $160,000.00 ($100,000.00 + $60,000.00). The Death Benefit under this illustration, however, must be at least equal to the Accumulation Value plus 150% of the Policy’s Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $66,667.00, the Death Benefit will be greater than the Stated Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,667.00 will increase the Death Benefit by $2.50. Under this illustration, a policy with an Accumulation Value of $80,000.00 will provide a Death Benefit of $200,000.00 ($80,000.00 + (150% x $80,000.00)).

Similarly, to the extent that Accumulation Value exceeds $66,667.00, each dollar taken out of Accumulation Value reduces the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000.00 to $68,000.00, the Death Benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of Accumulation Value for using the Corridor Percentage Test to calculate the Death Benefit was determined by dividing the $100,000.00 Stated Amount by 150% (the corridor percentage at age 40, as shown in the table above). For your Policy, you may make the corresponding determination by dividing your Stated Amount by the corridor percentage for your Attained Age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the Corridor Percentage Test. If your Accumulation Value is greater than such dollar figure, your Death Benefit will be determined by the Corridor Percentage Test. If it is less, your Death Benefit will be your Stated Amount plus your Accumulation Value.

Change in Death Benefit Option

Generally, after the second Policy Year, you may change your Death Benefit option on any Process Day by sending us a written request. We may, in our discretion, refuse to accept a change in Death Benefit option that will disqualify the policy as a life insurance contract under the Code. Changing Death Benefit options from Option B to Option A will not require evidence of insurability. Changing Death Benefit options from Option A to Option B may require evidence of insurability. The effective date of any such change will be the Process Day on or following the date of Receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher Accumulation Value, you should elect the Option A Death Benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Option B Death Benefit.

If you change your Death Benefit option from Option A to Option B, your new Stated Amount will decrease by the amount of your Accumulation Value at the time of the change. This change may not be permitted if the new Stated Amount is less than issue amount limits.

If you change your Death Benefit option from Option B to Option A, your new Stated Amount will increase by the amount of your Accumulation Value to equal the Death Benefit which would have been payable under Option B on the effective date of the change. For example, an Option B policy with a $100,000.00 Stated Amount and $20,000.00 Accumulation Value ($120,000.00 Death Benefit) would be converted to an Option A policy with $120,000.00 Stated Amount. Again, the Death Benefit would remain the same on the effective date of the change. A change in the Death Benefit option will not alter the amount of the Accumulation Value or the Death Benefit payable under the Policy on the effective date of the change. However, switching between the variable and the level options will alter your insurance program with consequent effects on the level of your future Death Benefits, Accumulation Values and premiums. For a given Stated Amount, the Death Benefit will be greater under Option B than under Option A, but the Monthly Deduction will be greater under Option B than under Option A. Furthermore, assuming your Accumulation Value continues to increase, your future cost of insurance charges will be higher after a change from Option A to Option B and lower after a change from Option B to Option A. If your Accumulation Value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your Death Benefit under Option A. Under Option B, however, increased cost of insurance charges will reduce the future Accumulation Value and Death Benefit to less than they otherwise would be.

Death Benefit Guarantee

We guarantee that the Policy will not lapse during the Death Benefit Guarantee Period provided you pay the Minimum Premium. The amount of any policy loans and partial surrenders will count against the cumulative total premium payments you have made. As long as the Death Benefit Guarantee is in effect, the Policy will not lapse even if, because of adverse

Form 6055	32

investment performance, the Cash Surrender Value falls below the amount needed to pay the next Monthly Deduction. The Death Benefit Guarantee Period runs to the later of 10 years from the Policy Date or age 75.

If on any Process Day the Minimum Premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the Death Benefit Guarantee will no longer be in effect. Generally, the Death Benefit Guarantee may not be reinstated once it has been lost.

Changes in Stated Amount

Subject to certain limitations, you may at any time after the first Policy Year increase your Policy’s Stated Amount or decrease your Stated Amount by sending us a written request. We may limit you to two such changes per Policy Year. Any change must be for at least $10,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in Stated Amount will affect those charges assessed on a per $1000 of Stated Amount disclosed in the fee tables and Surrender Charges.

Increases.  An increase is treated similarly to the purchase of a new Policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. An increase to the policy may result in a different cost of insurance charge for the increase depending upon insurability at the time of the increase. Depending on your Accumulation Value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase. The Minimum Premium required to maintain the Death Benefit Guarantee will be increased upon an increase in Stated Amount.

After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the monthly Minimum Premium for the increase is to the monthly Minimum Premium for your initial Stated Amount plus the monthly Minimum Premiums for all increases.

Only the increase in Stated Amount will be subject to the additional Surrender Charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your Policy.

Decreases.  You may decrease your Stated Amount after the first Policy Year, subject to the following limitations:

•  The Stated Amount after any requested decrease may not be less than the minimum Stated Amount of $100,000.

• The minimum decrease amount is $10,000.

• We will not permit a decrease in Stated Amount if the decrease would disqualify the policy as life insurance under the Code.

If you decrease your Stated Amount, we will deduct any applicable Surrender Charge from your Accumulation Value. For purposes of calculating the amount of that Surrender Charge and the cost of insurance charge on your remaining coverage, a decrease in Stated Amount will reduce your existing Stated Amount in the following order:

• the Stated Amount provided by your most recent increase,

• your next most recent increases successively, and

• your initial Stated Amount.

The Minimum Premium required to maintain the Death Benefit Guarantee will be reduced upon a decrease in Stated Amount.

SURRENDERS AND PARTIAL SURRENDERS

As an alternative to obtaining access to your Accumulation Value by using the loan provisions, you may obtain your Cash Surrender Value by exercising your surrender or partial surrender privileges. Partial or full surrenders, however, may involve tax liability.

You may surrender your Policy in full at any time by sending a written request on a form acceptable to us together with the Policy to our Home Office. The Cash Surrender Value of the Policy equals the Accumulation Value less any applicable Surrender Charges. Increases in Stated Amount carry their own Surrender Charge period, therefore, the total Surrender Charge may vary based on the total number of increases during the Policy period. Upon surrender, the amount of any outstanding loans will be deducted from the Cash Surrender Value to determine the Proceeds. The Proceeds will be determined on the Valuation Date on which the request for surrender is received. For example, if we receive your request in

Form 6055	33

Good Order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the Proceeds will be determined using that day’s price. Proceeds will generally be paid within seven days of Receipt of a request for surrender.

After the first year after the Issue Date, you may obtain a portion of your Accumulation Value upon partial surrender of the Policy. Partial surrenders cannot be made more than twice during any Policy Year. The amount of any partial surrender may not exceed the Cash Surrender Value, minus:

• any outstanding Policy Indebtedness,

•  an amount sufficient to cover the next two Monthly Deductions, and

• the Administrative Fee of $25 or 2% of the amount surrendered, if less.

We will reduce the Accumulation Value of your Policy by the amount of any gross partial surrender, which is equal to the amount disbursed plus the Administrative Fee plus any applicable Surrender Charge. If the Stated Amount has been increased, the amount of the partial surrender and any charges and fees arising out of such partial surrender will be applied to the Accumulation Value associated with each increase in the reverse order in which the increases were made. We will also treat your cumulative total premium payments as having been reduced by the amount of any partial surrender, which could cause the Death Benefit Guarantee to lapse.

Under Option A, a partial surrender reduces your Stated Amount. Such a surrender will result in a dollar for dollar reduction in the death Proceeds except when the death Proceeds of your Policy are determined by the Corridor Percentage Test. The Stated Amount remaining after a partial surrender may be no less than the minimum Stated Amount of $100,000. If increases in the Stated Amount have occurred previously, a partial surrender will first reduce the Stated Amount of the most recent increase, then the next most recent increases successively, then the initial Stated Amount.

Under Option B, a partial surrender reduces your Accumulation Value. Such a reduction will result in a dollar for dollar reduction in the death Proceeds except when the death Proceeds are determined by the Corridor Percentage Test. Because the Option B Death Benefit is the sum of the Accumulation Value and Stated Amount, a partial surrender under Option B does not reduce your Stated Amount but instead reduces Accumulation Value.

If the Proceeds payable under either Death Benefit option both before and after the partial surrender are determined by the Corridor Percentage Test, a partial surrender generally will result in a reduction in Proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage.

During the first 15 Policy Years and for 15 years after the effective date of an increase, a Surrender Charge will be charged on the amount of partial surrenders in any Policy Year that exceeds 10% of the Cash Surrender Value as of the end of the previous Policy Year, in addition to the administrative fee of the lesser of $25 or 2% of the amount surrendered.

Loans

After the first Policy Year, you may borrow up to the Loan Value of your Policy by sending a written request on a form acceptable to us to our Home Office. The Loan Value is the Cash Surrender Value less the monthly charges, including the cost of insurance charges, on your Policy to the end of the current Policy Year. The Loan Value will never be less than 90% of the Cash Surrender Value. The amount available at any time for a policy loan is the Loan Value less the amount of any outstanding loan. We will generally distribute the loan Proceeds to you within seven days from Receipt of your request for the loan at our Home Office, although payment of the Proceeds may be postponed under certain circumstances. (See “Postponement of Payments” section below.) In some circumstances, loans may involve tax liability. (See “Taxes”.)

When a loan is made, Accumulation Value in an amount equal to the loan will be taken from the General Account and each Subaccount in proportion to your Accumulation Value in the General Account and each Subaccount. This value is then held in the Loan Collateral Account and earns interest at an effective rate guaranteed to be at least 3% per year. Such interest is credited to the Subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest in advance on loans you take from your Policy values. The annual rate we deduct from your loan Proceeds is 4.08%. Due to the compounding of interest paid at the beginning of the year this amount is equivalent to an annual rate of 4.25% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the Policy Year. At the beginning of each subsequent Policy Year, if you fail to pay the interest in cash, we will transfer sufficient Accumulation Value from the General Account and each Subaccount to pay the interest for the following Policy Year. The allocation will be in proportion to your Accumulation Value in each Subaccount.

You may repay a loan at any time, in whole or in part, before we pay the Policy Proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid

Form 6055	34

in excess of any loan interest due and planned premium will be applied as premium. When a loan repayment is made the Loan Collateral Account will be reduced by the amount of the repayment. The value of the repayment will be allocated first to the General Account until the amount in the General Account is equal to the amount which was in the General Account immediately prior to the loan. Thereafter, the additional portion of the repayment, if any, will be allocated to the General Account and each Subaccount using the same percentages used to allocate Net Premiums unless you give notice otherwise.

Any outstanding Policy Indebtedness will be subtracted from the Proceeds payable at the Insured’s death and from Cash Surrender Value upon full surrender or maturity. We will also treat your cumulative total premium payments as having been reduced by an amount equal to the loan, which could cause the Death Benefit Guarantee to lapse. A loan, whether or not repaid, will have a permanent effect on a Policy’s Cash Surrender Value (and the Death Benefit under Option B policies) because the investment results of the Subaccounts will apply only to the amount remaining in the Subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Policy values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Policy values will be higher than they would have been had no loan been made.

Preferred Loans

A preferred loan is available at any time on or after the 10th Policy anniversary. In the first Policy Year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross Loan Value. The gross Loan Value is the Cash Surrender Value minus an amount to cover monthly charges to the next Policy anniversary. In later Policy Years, you may increase your preferred loan by an amount not greater than 10% of the gross Loan Value. The total amount of the preferred loan amount may never exceed the gross Loan Value. Loan interest on preferred loans is payable in advance at an annual rate of 2.91262%. Due to the compounding of interest paid at the beginning of the year this amount is equal to an annual rate of 3.00% if the interest was paid at the end of the year. The interest rate credited to the Accumulation Value equal to the loaned amount under this preferred loan provision is 3.00%.

Certain Policy loans may result in currently taxable income and tax penalties. If you are considering the use of Policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the Policy from lapsing. The amount of the premium payments necessary to keep the Policy from lapsing will increase with your Age.

Postponement of Payments

Payment of any amount upon a full or partial surrender, a Policy loan, or benefits payable at death or maturity may be postponed whenever:

• the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

• the Commission by order permits postponement for the protection of Policyholders; or

• an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAR’s net assets.

We may also withhold payment of any increased Accumulation Value or Loan Value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

LAPSE AND REINSTATEMENT

Provided you pay the Minimum Premium and thereby keep the Death Benefit Guarantee in effect, your Policy will not lapse during the Death Benefit Guarantee period. If you fail to pay the Minimum Premium and, as a result, the Death Benefit Guarantee is not in effect, the Policy will remain in force as long as the Cash Surrender Value less any Policy Indebtedness is sufficient to pay the next Monthly Deduction. If the Cash Surrender Value less any Policy Indebtedness is insufficient to pay the next Monthly Deduction, you will be given a 61 day grace period within which to make a premium payment to avoid Policy lapse. The 61 day grace period begins on the due date of the monthly charges. The premium required to avoid lapse will be equal to the amount needed to allow the Cash Surrender Value less any Policy Indebtedness to cover the Monthly Deduction for two Policy Months. The grace period begins when we mail the notice. In some states, we will also send the notice to a second addressee listed on the policy. The Policy will continue in force throughout the grace period, but if the required premium is not received in our Home Office by 4:00 p.m. Eastern Time on the last day of the grace period, the Policy will terminate without value at the end of the grace period. If the last day of the grace period is a Saturday, Sunday or a federal holiday, the required premium must be received in our Home Office by 4:00 p.m. Eastern Time the prior business

Form 6055	35

day. Absent receipt of the full amount of the premium payment necessary at the time you make the payment (which may be more or less than the Amount Due on your notice depending on the investment performance of your Subaccounts), your contract may still be subject to lapse. If you die during the grace period, the Death Benefit will be reduced by the amount of any unpaid Monthly Deduction. However, the Policy will never lapse due to insufficient Cash Surrender Value as long as the Death Benefit Guarantee is in effect.

Reinstatement

If the Policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability as described in your contract and pay the reinstatement fee. The reinstatement fee is comprised of Accrued Monthly Deductions, two (2) months of Monthly Deductions calculated based upon your age, gender, risk class, rating and Stated Amount at the time of reinstatement, 6% interest on any outstanding loan amount from the time the policy lapsed and a Premium Expense Charge. The Premium Expense Charge computed under the reinstatement fee applies to the Accrued Monthly Deductions and the two (2) months of Monthly Deductions due at the time of reinstatement. Please see “Premium Expense Charges” section for more information about the charge.

At the time of reinstatement, the Policy will be restored to the same Accumulation Value you had when the Policy lapsed. The Policy Date and Stated Amount, as well as your Subaccount allocations, remain the same as when the Policy lapsed. Monthly Deductions and charges for the Policy after reinstatement will be based upon your age, gender, risk class, rating and Stated Amount at the time of reinstatement.

Please see “Reinstatement Fee” section for examples of the reinstatement fee calculation.

TAXES

The following description is a brief summary of some of the Code provisions which, in our opinion, may currently affect the Policy. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

Policy Proceeds

The Policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code the Policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the Proceeds of the Policy payable to the Beneficiary on the death of the Insured will generally be excluded from the Beneficiary’s income for purposes of federal income tax. As long as the Policy remains in effect, any increases in the value of the Policy will not be taxable.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a “Modified Endowment Contract” in the Code), any distribution, including surrenders, partial surrenders, maturity Proceeds, and loans secured by the policy, during the Insured’s lifetime (but not payments received as an annuity or as a Death Benefit) would be included in the Policyholder’s gross income to the extent that the policy’s Cash Surrender Value exceeds the owner’s investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

• after the taxpayer’s attaining age 59½,

• as a result of his or her disability, or

• in one of several prescribed forms of annuity payments.

Loans received under the Policy (unless the Policy is a Modified Endowment Contract (“MEC”)) will be construed as indebtedness of the Policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the Policy is expected to constitute income to the Policyholder. Interest payable with respect to such loans is not tax deductible. If the Policy is surrendered or lapsed, any Policy loan then in effect is treated as taxable income to the extent that the Policy’s Accumulation Value (including the loan amount) then exceeds your “basis” in the Policy. (Your “basis” equals the total amount of premiums that were paid into the Policy less any withdrawals from the Policy plus any amounts reported to you as taxable income due to loans secured by the Policy.) Federal estate and local estate, inheritance and other

Form 6055	36

tax consequences of Policy ownership or Receipt of Policy Proceeds depend upon the circumstances of each Policyholder and Beneficiary.

Avoiding DEFRA Violations

The Deficit Reduction Act of 1984 (“DEFRA”) outlines how much premium can be paid into a life insurance policy relative to the death benefit in the policy. In order to ensure that premium payments made to your policy do not exceed DEFRA guidelines, which would cause your policy to no longer be considered as life insurance for tax purposes, we will only apply the portion of your premium payment that does not exceed the DEFRA guidelines. The remaining portion of your premium payment that we are not able to apply given DEFRA guidelines will be returned to you within five (5) business days. Please contact your tax advisor with any further questions regarding DEFRA.

Avoiding Modified Endowment Contracts

If you have previously authorized us to do so, we will hold your premium payment for up to ten (10) business days, if applying the premium payment before the due date would cause the Policy to be treated as a MEC for federal income tax purposes.

If (i) you have not given us prior authorization to hold your premium payment for up to ten (10) business days, and we determine your premium payment will cause your Policy to become a MEC if we apply your premium payment immediately or (ii) we determine that your premium will cause the Policy to become a MEC even if we wait ten (10) business days to apply the premium, we will attempt to contact you within two (2) business days to determine your intent regarding the premium payment. If you do not want the Policy to be treated as a MEC for tax purposes, we will (i) delay applying the premium for ten (10) business days, where applicable, or (ii) refund the premium payment to the payor of the premium payment within five (5) business days of confirming your intention. If we are unable to confirm your intentions within two (2) business days of Receipt of the premium payment, we will apply the premium payment as of the third Valuation Date, and your Policy will be treated as a MEC for federal income tax purposes.

Correction of Modified Endowment Contracts

If you have made premium payments in excess of the amount that would be permitted without your Policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the Policy became a MEC.

Right to Charge for Company Taxes

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAR for our federal taxes, or provision made for such taxes, that may be attributable to VAR. However, we may in the future charge each Subaccount of VAR for its portion of any tax charged to us in respect of that Subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. We may decide to assess charges for such taxes, or make provision for such taxes, against VAR. Any such charges against VAR or its Subaccounts could have an adverse effect on the investment performance of the Subaccounts.

LEGAL PROCEEDINGS

There are no legal proceedings to which VAR is a party or to which the assets of any of the Subaccounts of VAR are subject. We (including Ohio National Equities, Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAR.

FINANCIAL STATEMENTS

The financial statements of the Registrant, VAR, and the financial statements and schedules of the Depositor, Ohio National Life Assurance Corporation are included in the Statement of Additional Information (“SAI”). A copy of the SAI may be obtained by contacting your registered representative, by contacting us at 1-800-366-6654 or by writing us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov.

Form 6055	37

GLOSSARY

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the Policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value — the sum of the policy’s values in the Subaccounts, the General Account and the Loan Collateral Account.

Accrued Monthly Deduction — monthly deductions accrued and outstanding as of the date the policy lapses.

Age — the Insured’s age at his or her nearest birthday.

Attained Age — the Insured’s Age at the end of the most recent policy year.

Beneficiary — the Beneficiary designated by the Policyholder in the application or in the latest notification of change of Beneficiary filed with us. If the Policyholder is the Insured and if no Beneficiary survives the Insured, the Insured’s estate will be the Beneficiary. If the Policyholder is not the Insured and no Beneficiary survives the Insured, the Policyholder or the Policyholder’s estate will be the Beneficiary.

Cash Surrender Value — the Accumulation Value minus any applicable Surrender Charges. The Cash Surrender Value is subject to Policy Indebtedness.

Cash Value Accumulation Test — a method for determining whether the policy qualifies as a life insurance contract under the Code by not allowing the cash value to exceed the net single premium to fund future benefits.

Code — the Internal Revenue Code of 1986, as amended and all related regulations.

Commission — the Securities and Exchange Commission.

Corridor Percentage Test — a method of determining the minimum Death Benefit as required by the Code to qualify the policy as a “life insurance contract”. The minimum Death Benefit equals the Accumulation Value plus the Accumulation Value multiplied by a percentage that varies with Age as specified by the Code.

Death Benefit — the amount payable upon the death of the Insured, before deductions for policy indebtedness and unpaid Monthly Deductions.

Death Benefit Guarantee — our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.

General Account — our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Good Order — an instruction or request is in Good Order when it is received in our Home Office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form. If we do require it be given in a certain form then the instruction or request submitted must comply with the specified form to be in Good Order.

Guideline Annual Premium — the annual premium that would be payable through the policy Maturity Date for a specified Stated Amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 2001 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code. All policy changes affect the Guideline Annual Premium, and we may, in our discretion, refuse to accept any policy change that would cause the policy to be disqualified as life insurance under the Code.

Guideline Premium Test — a method for determining whether the policy qualifies as a life insurance contract under the Code by not allowing premiums paid to exceed the amount required to endow the contract at age 100 based on guaranteed charges at 4.00% interest.

Home Office — our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium — an amount you must pay to begin policy coverage. It must be at least equal to one monthly Minimum Premium.

Insured — the person upon whose life the policy is issued.

Issue Date — the date we approve your application and issue your policy. The Issue Date will be the same as the Policy Date except for backdated policies, for which the Policy Date will be prior to the Issue Date, and except for cash on delivery policies, for which the Policy Date will be after the Issue Date.

Form 6055	38

Loan Collateral Account — an account to which Accumulation Value in an amount equal to a policy loan is transferred pro rata from the Subaccounts of VAR and the General Account.

Loan Value — the maximum amount that you may borrow under the policy. The Loan Value equals the Cash Surrender Value minus the cost of insurance charges for the balance of the Policy Year. The Loan Value minus Policy Indebtedness equals the amount you may borrow at any given time.

Maturity Date — unless otherwise specified in the policy, the Maturity Date is the end of the Policy Year nearest the Insured’s 121st birthday. In some states, we may extend the policy past the Maturity Date if you so request.

Minimum Premium — the monthly premium set forth on the specification page of your policy or any endorsement sent to you following a policy change necessary to maintain the Death Benefit Guarantee. Although we express the Minimum Premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the Minimum Premiums required for each month that the Death Benefit Guarantee remains active. The cumulative Minimum Premium is reduced by all loans and partial surrenders.

Monthly Deduction — the monthly charge against cash value which includes the cost of insurance, a maintenance charge, and the cost of any optional insurance benefits added by rider.

Net Investment Factor — the percentage change in value of a Subaccount from one Valuation Period to the next.

Net Premiums — the premiums you pay less the Premium Expense Charge.

Planned Premium — a schedule indicating the Policyholder’s Planned Premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy — this flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date — the date as of which policy charges begin. The Policy Date is used to determine Policy Months and years.

Policy Month — each Policy Month starts on the same date in each calendar month as the Policy Date.

Policy Year — each Policy Year starts on the same date in each calendar year as the Policy Date.

Policy Indebtedness — the total of any unpaid policy loans.

Policyholder — the person so designated on the specification page of the policy. The Policyholder may also be called the contractowner.

Premium Expense Charge — an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds — the amount payable on surrender, maturity or death.

Process Day — the first day of each Policy Month. We deduct Monthly Deductions and credit any interest earned on any amounts in the fixed account or on any outstanding loan balance on this day.

Pronouns — “our”, “us” or “we” means Ohio National Life Assurance Corporation. “You”, “your” or “yours” means the Insured. If the Insured is not the Policyholder, “you”, “your” or “yours” means the Policyholder when referring to policy rights, payments and notices.

Receipt — with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a Valuation Date before 4:00 p.m. Eastern Time. If received on a day that is not a Valuation Date or after 4:00 p.m. Eastern Time on a Valuation Date, it is deemed received on the next Valuation Date.

Settlement Options — methods of paying the Proceeds other than in a lump sum.

Stated Amount — the minimum Death Benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

Stipulated Premium — an amount selected by the Policyholder at the time of purchasing the policy that will be waived each period as planned premium if the Insured is totally disabled and exercises the Waiver of Premium for Total Disability rider.

Subaccount — a subdivision of VAR which invests exclusively in the shares of a corresponding portfolio of one of the Funds.

Surrender Charge — a charge assessed in connection with policy surrenders, partial surrenders, lapses and decreases in Stated Amount applicable for 15 years from the Policy Date with respect to your initial Stated Amount and from the date of any increase in Stated Amount with respect to such increase. Surrender Charges are based on your Age, sex, underwriting classification and length of time you have held your policy. See the specification pages of your policy or the discussion under “Surrender Charges” for more information.

Form 6055	39

Valuation Date — each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period — the period of time from one determination of variable accumulation unit values to their next determination. Such values will be determined as often as we choose to do so, but will occur at least once a week or as often as required by the 1940 Act.

VAR — Ohio National Variable Account R.

Form 6055	40

To learn more about ONLAC, this Policy and Ohio National Life, you should read the SAI dated May 1, 2019. You can request a free copy of the SAI, request other information about this Policy or make inquiries about your Policy by contacting your registered representative, by contacting us at 800.366.6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242.

The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy. Information about us and the policy (including the SAI) may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the Commission at 202.942.8090.

Investment Company Act of 1940 Registration File No. 811-4320
Securities Act of 1933 Registration File No. 333-153020

Form 6055	41

Statement of Additional Information

Ohio National Life Assurance Corporation

One Financial Way

Cincinnati, Ohio 45242

Telephone 800.366.6654

Ohio National Variable Account R

Virtus VUL

Individual, Flexible Premium Variable Life Insurance Policy

This Statement of Additional Information contains additional information to the Prospectus for the individual, flexible premium variable life insurance policy (the “Policy”) issued by Ohio National Life Assurance Corporation (“the Company”). This Statement of Additional Information is not a prospectus and it should be read only in conjunction with the prospectus for the policy. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the prospectus by contacting your agent or representative or by writing us at the address above or calling us toll-free at the telephone number listed above.

May 1, 2019

General Information

Ohio National Life Assurance Corporation

We were established on June 26, 1979 under the laws of the State of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 49 states, the District of Columbia and Puerto Rico.

Ohio National Variable Account R (“VAR”)

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law and federal securities law, VAR’s assets are held separate from our assets and exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAR’s assets are not chargeable with liabilities arising out of our other business.

We keep VAR’s assets segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR’s subaccounts.

VAR has subaccounts corresponding to each of the Funds listed in the prospectus. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount and do not reflect the investment experience of Ohio National Life Assurance Corporation’s other assets.

The Ohio National Life Insurance Company (“Ohio National Life”)

Ohio National Life was organized under the laws of the State of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $39.3 billion and equity in excess of $2.4 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.

Services

Independent Registered Public Accounting Firm

The financial statements of Ohio National Variable Account R as of December 31, 2018 and for each of the periods in the two-year period ended December 31, 2018, and the related financial highlights for each of the periods in the five-year period ended December 31, 2018, and the financial statements of Ohio National Life Assurance Corporation as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018 have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Columbus, OH 43215.

Additional Information About Operation of Policies and Registrant

Additions, Deletions or Substitutions of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the policy, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of policyholders and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAR will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your policy was delivered.

Misstatements

3

If the age or sex of the insured has been misstated in an application, including a reinstatement application, and we become aware of the misstatement after the insured’s death, the amount payable under the policy by reason of the death of the insured will be 1.0024663 multiplied by the sum of (i) and (ii) where:

(i) is the accumulation value on the date of death; and

(ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance deducted on the Process Day nearest the insured’s death to (b) the cost of insurance that should have been deducted at the insured’s true age or sex.

If we become aware of the misstatement before the insured’s death, at time of discovery we will adjust the monthly Minimum Premium and charge from that time forward the Cost of Insurance for the insured’s correct age, sex and Stated Amount. We also reserve the right to adjust the Accumulation Value, the monthly Minimum Premium and/or the Stated Amount to account for any under-assessment of Cost of Insurance charges or monthly Minimum Premium in the past because of the misstatement of age and/or sex.

Suicide

The policy does not cover the risk of suicide or self-destruction within two years (one year depending upon state law) from the policy date or two years (one year depending upon state law) from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, we will refund the greater of the cash value or premiums paid, without interest, less any policy indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund the greater of the cash value or premiums allocated to the increase, without interest, less a deduction for a share of any policy indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the face amount of the increase by the total face amount at the time of death.

Beneficiaries

The primary and contingent beneficiaries are designated by the policyholder on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyholder.

Non-Participating Policy

The policy does not share in our surplus distributions. No dividends are payable with respect to the policy.

Additional Information About Charges

Special Purchase Plans

Ohio National Life and its affiliated companies offer a credit on the purchase of policies by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser’s household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser’s minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the policy.

The amount of the initial credit equals 45% of the first policy year’s maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the General Account of the employee’s policy effective one day after the latest of the following three dates:

• the policy approval date,

• the policy effective date, or

• the date the initial payment is received.

The subsequent credit, which is based on 4.9% of first year premium in excess of the maximum commissionable premium plus 4.9% of premiums paid in policy years two through six, is credited to the General Account of the employee’s policy at the beginning of the seventh policy year. For any increase that occurs during the first six policy years, the 45% initial credit on the increase described above substitutes for the 4.9% subsequent credit on that portion of the premium attributable to the increase.

If an employee exercises his or her free look right, the full amount of the credit will be deducted when we pay the free look proceeds.

4

Underwriting Procedures

Guaranteed maximum cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured’s gender and smoking status. The rates will reflect the insured’s risk classes.

Supplemental Benefits

There are several supplemental benefits or riders that will or may be added to your Policy. These riders or benefits may not be available in all states. All of the supplemental benefits or riders may impose additional charges which are disclosed in the prospectus.

Overloan Protection Rider — may prevent policy from lapsing if cash surrender value approaches loan value. Included with policies with GPT.

Additional Term Life Insurance Rider (Term Rider) — allows you to buy term insurance coverage as a part of your policy.

Waiver of Stipulated Premium — provides for a continuation of premium payments (at a predetermined level) if the insured becomes totally disabled for six months or more.

Accidental Death Benefit — provides for an additional death benefit if the insured’s death results from accidental injury and occurs within 180 days from the accident.

Guaranteed Purchase Option — provides the right to purchase additional permanent life insurance coverage, on certain predetermined future dates, without having to prove that you are still insurable.

Accelerated Death Benefit Rider (Lifetime Advantage Rider) — an accelerated death benefit option which allows the policyowner to receive up to 50% of a policy’s death benefit, up to $250,000 if the insured is diagnosed as terminally ill with twelve months or less to live. The maximum charge for this rider is $100.00 and it may be added to the Policy at any time.

Family Term Life Insurance Rider — provides term insurance coverage on your child(ren) as part of your Policy.

Term Life Insurance for Additional Insured Rider (Spouse Term Rider/Additional Insured Rider) — provides term insurance coverage on the insured’s spouse or someone other than the insured’s spouse or children as part of the Policy.

Exchange of Life Rider — Allows the named insured to be changed.

Performance Data

We may disclose yields, total returns and other performance data for the Portfolios. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Average Annual Total Return Calculations

Each Portfolio may advertise its average annual total return. We calculate each portfolio’s average annual total return using the following method:

• A hypothetical $10,000 investment in each Portfolio on the first day of the period at the maximum offering price (“initial investment”) is assumed.

• We calculate the ending value (“ending value”) of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation.

•  The ending value is divided by the initial investment.

•  The quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

Indemnification

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by (1) Fidelity & Deposit Company of Maryland, (2) Great American Insurance Company, and (3) Liberty Mutual Insurance Company in the aggregate amount of $10,000,000 (primary), $7,500,000 (quota-share), and $7,500,000 (quota-share), respectively.

5

Principal Underwriter

Ohio National Equities, Inc. (“ONEQ”), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the policies. ONEQ is located at One Financial Way, Cincinnati, Ohio 45242. The policies are offered on a continuous basis.

Under a distribution and service agreement with ONEQ first executed on May 1, 1997, we reimburse it for any expenses incurred by it in connection with the distribution of the policies. This agreement may be terminated at any time by either party on 60 days’ written notice. The following chart shows the premium payments received by VAR for the last three years and the aggregate amount of commissions paid to ONEQ for contracts issued by VAR and the amounts retained by ONEQ for each of the last three years.

Year	Premiums Received by VAR	Aggregate Commissions	Retained Commissions
2018	$11,282,624	$548,899	$2,540
2017	$12,298,444	$553,339	$3,205
2016	$12,778,135	$695,041	$8,033

The policy is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company (“ONESCO”), a wholly-owned subsidiary of Ohio National Life, or (b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the policies. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the policy. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority.

In addition to this and the other contracts issued by Ohio National Life Assurance Corporation and Ohio National Variable Account R, ONEQ also serves as the principal underwriter for variable annuity contracts issued by The Ohio National Life Insurance Company through Ohio National Variable Account A, Variable Account B, Variable Account C and Variable Account D and for variable life and annuity contracts issued by National Security Life and Annuity Company through National Security Variable Account L and Variable Account N, respectively.

The officers and directors of ONEQ are:

Name	Position with ONEQ

Barbara A. Turner	Director

Thomas J. DeGaetano	Vice President, Annuities

Robert K. Gongwer	Vice President & Tax Officer

Andrew J. VanHoy	Vice President, Compliance

Teresa R. Cooper	Treasurer & Controller
Anthony Harris	Continuing Education Director

Kimberly A. Plante	Secretary

Bradley T. Owens	Tax Officer
John McCaffrey	Tax Officer

6

ABOUT THIS REPORT

This report is a presentation of the Ohio National Variable Account R. Please note the variable account may offer more than one variable product. Some products may have different underlying mutual funds from those available in your contract. Therefore, not all funds listed in this report may be available in your contract. Please refer to your most recent account statement for specific information about your investment in Ohio National Variable Account R.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, transfers to and from fixed dollar contract and other subaccounts, withdrawals, surrenders and death benefit payments, surrender charges, lapse charges, and cost of insurance and other administrative fees. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting period. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2018

			Assets	Contract owners’ equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)
Ohio National Fund, Inc.:
ON Equity Subaccount (a)	426,121	$11,499,108	$15,195,469	$15,195,469
ON Bond Subaccount (a)	196,037	2,794,250	3,336,546	3,336,546
ON Omni Subaccount (a)	242,845	4,774,702	6,763,247	6,763,247
ON International Equity Subaccount	399,671	4,906,652	5,223,699	5,223,699
ON Capital Appreciation Subaccount (a)	242,188	5,575,162	9,137,735	9,137,735
ON Foreign Subaccount	122,229	2,902,728	3,426,086	3,426,086
ON Janus Henderson Forty Subaccount (a)	206,842	2,315,712	4,337,475	4,337,475
ON Janus Henderson Venture Subaccount (a)	331,331	7,154,022	10,234,821	10,234,821
ON Janus Henderson Enterprise Subaccount (a)	204,502	4,465,918	7,640,184	7,640,184
ON S&P 500® Index Subaccount (a)	913,472	15,829,735	25,677,707	25,677,707
ON Federated Strategic Value Dividend Subaccount (a)	99,858	1,348,623	1,634,678	1,634,678
ON Federated High Income Bond Subaccount (a)	144,636	2,005,553	2,709,027	2,709,027
ON ClearBridge Small Cap Subaccount (a)	44,009	1,548,523	2,295,969	2,295,969
ON Nasdaq-100® Index Subaccount (a)	161,344	1,707,866	2,678,319	2,678,319
ON Bristol Subaccount (a)	41,470	673,756	1,028,046	1,028,046
ON Bryton Growth Subaccount (a)	38,670	628,944	913,392	913,392
ON ICON Balanced Subaccount (a)	50,803	980,828	1,000,816	1,000,816
ON S&P MidCap 400® Index Subaccount (a)	36,374	505,630	562,340	562,340
ON Bristol Growth Subaccount (a)	3,579	68,921	73,694	73,694

Fidelity® Variable Insurance Products Fund - Service Class:
VIP Government Money Market Subaccount	6,219,408	6,219,408	6,219,408	6,219,408

Fidelity® Variable Insurance Products Fund - Service Class 2:
VIP Mid Cap Subaccount	388,366	12,137,496	11,348,067	11,348,067
VIP Contrafund® Subaccount	444,883	13,058,296	13,929,297	13,929,297
VIP Growth Subaccount	70,599	3,731,590	4,370,775	4,370,775
VIP Equity-Income Subaccount	154,149	3,199,206	3,059,860	3,059,860
VIP Real Estate Subaccount	52,988	954,444	868,998	868,998

Janus Aspen Series - Institutional Shares:
Janus Henderson Research Subaccount	213,701	5,968,431	7,201,718	7,201,718
Janus Henderson Global Research Subaccount	50,938	1,841,195	2,400,702	2,400,702
Janus Henderson Balanced Subaccount	68,024	1,986,804	2,295,826	2,295,826

Janus Aspen Series - Service Shares:
Janus Henderson Research Subaccount	71,277	1,891,902	2,342,875	2,342,875
Janus Henderson Global Research Subaccount	47,939	1,649,541	2,212,389	2,212,389
Janus Henderson Balanced Subaccount	134,711	4,157,521	4,794,354	4,794,354
Janus Henderson Overseas Subaccount	145,785	4,981,228	3,737,935	3,737,935

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2018

			Assets	Contract owners’ equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)
Legg Mason Partners Variable Equity Trust - Class I:
ClearBridge Variable Dividend Strategy Subaccount	12,447	$220,324	$217,446	$217,446
ClearBridge Variable Large Cap Value Subaccount	27,432	533,734	490,208	490,208

Wells Fargo Variable Trust:
Opportunity Subaccount	6,918	145,135	158,078	158,078
Discovery Subaccount	14,881	313,477	388,993	388,993

Morgan Stanley Variable Insurance Fund, Inc. - Class I:
VIF U.S. Real Estate Subaccount	55,023	966,779	1,074,057	1,074,057

Morgan Stanley Variable Insurance Fund, Inc. - Class II:
VIF Core Plus Fixed Income Subaccount	31,646	335,555	335,128	335,128
VIF U.S. Real Estate Subaccount	79,342	1,327,426	1,539,228	1,539,228
VIF Growth Subaccount	45,227	1,414,660	1,218,870	1,218,870

Goldman Sachs Variable Insurance Trust - Institutional Shares:
Large Cap Value Subaccount	356,294	3,591,984	2,732,775	2,732,775
U.S. Equity Insights Subaccount	40,559	645,567	609,605	609,605
Strategic Growth Subaccount	84,404	1,079,724	825,467	825,467

Goldman Sachs Variable Insurance Trust - Service Shares:
Large Cap Value Subaccount	19,452	195,365	149,200	149,200
U.S. Equity Insights Subaccount	1,716	29,734	25,942	25,942
Strategic Growth Subaccount	5,073	68,683	49,614	49,614

Lazard Retirement Series, Inc. - Service Shares:
Emerging Markets Equity Subaccount	223,896	4,469,741	4,209,246	4,209,246
U.S. Small-Mid Cap Equity Subaccount	466,361	3,968,390	3,012,694	3,012,694
U.S. Equity Select Subaccount (b)	6,693	77,312	73,892	73,892
International Equity Subaccount	74,590	861,355	641,478	641,478

The Prudential Series Fund, Inc. - Class II:
Jennison 20/20 Focus Subaccount	131,920	2,300,165	3,716,199	3,716,199
Jennison Subaccount	9,677	397,237	567,845	567,845

J.P. Morgan Insurance Trust - Class I:
Small Cap Core Subaccount	29,524	589,666	622,959	622,959
Mid Cap Value Subaccount	410,676	3,441,968	4,172,472	4,172,472

MFS® Variable Insurance Trust - Service Class:
New Discovery Subaccount	32,622	575,691	519,009	519,009
Mid Cap Growth Subaccount	85,710	693,917	658,252	658,252
Total Return Subaccount	112,307	2,410,376	2,401,115	2,401,115

MFS® Variable Insurance Trust II - Service Class:
Massachusetts Investors Growth Stock Subaccount	15,915	277,334	276,598	276,598

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2018

			Assets	Contract owners’ equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)
PIMCO Variable Insurance Trust - Administrative Shares:
Real Return Subaccount	236,909	$3,039,722	$2,807,367	$2,807,367
Total Return Subaccount	390,842	4,268,561	4,096,027	4,096,027
Global Bond Opportunities Subaccount (c)	153,079	1,914,135	1,677,743	1,677,743
CommodityRealReturn® Strategy Subaccount	67,662	612,009	407,323	407,323

Calvert Variable Products, Inc.:
VP S&P 500 Index Subaccount	959	112,434	118,171	118,171

Dreyfus Variable Investment Fund - Service Shares:
Appreciation Subaccount	9,378	375,667	332,817	332,817

Royce Capital Fund - Investment Class:
Small-Cap Subaccount	655,156	6,230,120	5,156,077	5,156,077
Micro-Cap Subaccount	276,585	2,942,477	2,480,967	2,480,967

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. International Growth Series II Subaccount	13,511	468,406	439,246	439,246

Neuberger Berman Advisers Management Trust - S Class:
AMT Mid Cap Intrinsic Value Subaccount	9,656	176,626	173,324	173,324

Franklin Templeton Variable Insurance Products Trust - Class 2:
Franklin Income VIP Subaccount	244,170	3,688,390	3,599,070	3,599,070
Franklin Flex Cap Growth VIP Subaccount	71,487	569,022	461,809	461,809
Templeton Foreign VIP Subaccount	83,287	1,191,024	1,061,074	1,061,074

Franklin Templeton Variable Insurance Products Trust - Class 4:
Franklin Income VIP Subaccount	8,963	142,112	135,158	135,158
Franklin Flex Cap Growth VIP Subaccount	7,809	60,906	48,417	48,417
Templeton Foreign VIP Subaccount	10,027	145,480	129,945	129,945
Franklin Founding Funds Allocation VIP Subaccount	19,147	143,350	123,692	123,692

Federated Insurance Series - Service Shares:
Kaufmann Fund II Subaccount	30,801	559,180	543,640	543,640

ALPS Variable Investors Trust - Class II:
Morningstar Conservative ETF Asset Allocation Subaccount	49,926	555,700	521,731	521,731
Morningstar Income & Growth ETF Asset Allocation Subaccount	15,393	167,700	149,462	149,462
Morningstar Balanced ETF Asset Allocation Subaccount	118,064	1,284,047	1,123,965	1,123,965
Morningstar Growth ETF Asset Allocation Subaccount	355,560	3,672,211	3,452,485	3,452,485
Morningstar Aggressive Growth ETF Asset Allocation Subaccount	133,723	1,542,252	1,408,108	1,408,108

Ivy Variable Insurance Portfolios:
VIP Asset Strategy Subaccount	134,057	1,306,869	1,111,578	1,111,578
VIP Natural Resources Subaccount	98,336	471,271	348,630	348,630
VIP Science and Technology Subaccount	101,349	2,440,529	2,213,221	2,213,221

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2018

(a)	Name changes effective on May 1, 2018:

ON Equity Subaccount formerly known as Equity Subaccount

ON Bond Subaccount formerly known as Bond Subaccount

ON Omni Subaccount formerly known as Omni Subaccount

ON Capital Appreciation Subaccount formerly known as Capital Appreciation

ON Janus Henderson Forty Subaccount formerly known as Aggressive Growth Subaccount

ON Janus Henderson Venture Subaccount formerly known as Small Cap Growth Subaccount

ON Janus Henderson Enterprise Subaccount formerly known as Mid Cap Opportunity Subaccount

ON S&P 500® Index Subaccount formerly known as S&P 500® Index Subaccount

ON Federated Strategic Value Dividend Subaccount formerly known as Strategic Value Subaccount

ON Federated High Income Bond Subaccount formerly known as High Income Bond Subaccount

ON ClearBridge Small Cap Subaccount formerly known as ClearBridge Small Cap Subaccount

ON Nasdaq-100® Index Subaccount formerly known as Nasdaq-100® Index Subaccount

ON Bristol Subaccount formerly known as Bristol Subaccount

ON Bryton Growth Subaccount formerly known as Bryton Growth Subaccount

ON ICON Balanced Subaccount formerly known as Balanced Subaccount

ON S&P MidCap 400® Index Subaccount formerly known as S&P MidCap 400® Index Subaccount

ON Bristol Growth Subaccount formerly known as Bristol Growth Subaccount

(b)	Name change effective August 31, 2018:

U.S. Equity Select Subaccount formerly U.S. Strategic Equity Subaccount

(c)	Name change effective July 30, 2018:

Global Bond Opportunities Subaccount formerly Global Bond Subaccount

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	Ohio National Fund, Inc.
	ON Equity Subaccount	ON Bond Subaccount	ON Omni Subaccount	ON International Equity Subaccount	ON Capital Appreciation Subaccount	ON Foreign Subaccount	ON Janus Henderson Forty Subaccount
	2018	2018	2018	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$0	$0	$0	$0	$0	$0	$0
Risk and administrative expense (note 2)	(109,020)	(20,458)	(58,381)	(38,318)	(69,133)	(23,653)	(30,188)

Net investment activity	(109,020)	(20,458)	(58,381)	(38,318)	(69,133)	(23,653)	(30,188)

Reinvested capital gains	0	0	0	0	0	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	1,056,974	162,729	404,311	200,260	771,681	161,648	447,671
Unrealized gain (loss)	(3,543,202)	(283,493)	(1,557,062)	(1,014,029)	(2,199,214)	(807,065)	(173,451)

Net gain (loss) on investments	(2,486,228)	(120,764)	(1,152,751)	(813,769)	(1,427,533)	(645,417)	274,220

Net increase (decrease) in contract owners’ from operations	$(2,595,248)	$(141,222)	$(1,211,132)	$(852,087)	$(1,496,666)	$(669,070)	$244,032

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	Ohio National Fund, Inc.
	ON Janus Henderson Venture Subaccount	ON Janus Henderson Enterprise Subaccount	ON S&P 500® Index Subaccount	ON Federated Strategic Value Dividend Subaccount	ON Federated High Income Bond Subaccount	ON ClearBridge Small Cap Subaccount
	2018	2018	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$0	$0	$0	$0	$0	$0
Risk and administrative expense (note 2)	(88,444)	(59,567)	(176,197)	(7,951)	(12,767)	(17,759)

Net investment activity	(88,444)	(59,567)	(176,197)	(7,951)	(12,767)	(17,759)

Reinvested capital gains	0	0	0	0	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	857,625	712,520	2,583,989	110,179	176,074	479,798
Unrealized gain (loss)	(1,443,048)	(920,506)	(3,730,144)	(278,895)	(266,568)	(672,650)

Net gain (loss) on investments	(585,423)	(207,986)	(1,146,155)	(168,716)	(90,494)	(192,852)

Net increase (decrease) in contract owners’ from operations	$(673,867)	$(267,553)	$(1,322,352)	$(176,667)	$(103,261)	$(210,611)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	Ohio National Fund, Inc.
	ON Nasdaq-100® Index Subaccount	ON Bristol Subaccount	ON Bryton Growth Subaccount	ON ICON Balanced Subaccount	ON S&P MidCap 400® Index Subaccount	ON Bristol Growth Subaccount
	2018	2018	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$0	$0	$0	$0	$0	$0
Risk and administrative expense (note 2)	(16,674)	(7,193)	(6,177)	(6,501)	(3,962)	(305)

Net investment activity	(16,674)	(7,193)	(6,177)	(6,501)	(3,962)	(305)

Reinvested capital gains	0	0	0	0	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	370,695	89,554	82,705	56,837	33,385	1,923
Unrealized gain (loss)	(373,221)	(317,095)	(123,536)	(175,485)	(104,859)	(16,380)

Net gain (loss) on investments	(2,526)	(227,541)	(40,831)	(118,648)	(71,474)	(14,457)

Net increase (decrease) in contract owners’ from operations	$(19,200)	$(234,734)	$(47,008)	$(125,149)	$(75,436)	$(14,762)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	Fidelity® Variable Insurance Products Fund - Service Class	Fidelity® Variable Insurance Products Fund - Service Class 2
	VIP Government Money Market Subaccount	VIP Mid Cap Subaccount	VIP Contrafund® Subaccount	VIP Growth Subaccount	VIP Equity- Income Subaccount	VIP Real Estate Subaccount
	2018	2018	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$98,246	$56,311	$70,555	$1,881	$70,502	$25,465
Risk and administrative expense (note 2)	(33,181)	(74,617)	(84,020)	(24,617)	(16,347)	(5,580)

Net investment activity	65,065	(18,306)	(13,465)	(22,736)	54,155	19,885

Reinvested capital gains	0	1,263,106	1,477,114	650,470	157,374	61,942

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	29	247,296	512,225	211,486	34,894	(5,837)
Unrealized gain (loss)	0	(3,528,867)	(2,983,303)	(881,559)	(553,335)	(142,210)

Net gain (loss) on investments	29	(3,281,571)	(2,471,078)	(670,073)	(518,441)	(148,047)

Net increase (decrease) in contract owners’ from operations	$65,094	$(2,036,771)	$(1,007,429)	$(42,339)	$(306,912)	$(66,220)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	Janus Aspen Series - Institutional Shares			Janus Aspen Series - Service Shares
	Janus Henderson Research Subaccount	Janus Henderson Global Research Subaccount	Janus Henderson Balanced Subaccount	Janus Henderson Research Subaccount	Janus Henderson Global Research Subaccount	Janus Henderson Balanced Subaccount	Janus Henderson Overseas Subaccount
	2018	2018	2018	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$45,713	$32,770	$53,511	$9,499	$24,153	$90,534	$73,691
Risk and administrative expense (note 2)	(63,044)	(22,117)	(18,725)	(13,106)	(10,570)	(21,011)	(11,584)

Net investment activity	(17,331)	10,653	34,786	(3,607)	13,583	69,523	62,107

Reinvested capital gains	407,681	0	68,311	129,989	0	132,448	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	356,104	210,810	101,920	80,361	126,039	166,950	(156,514)
Unrealized gain (loss)	(941,785)	(415,621)	(199,184)	(280,976)	(317,029)	(360,082)	(574,390)

Net gain (loss) on investments	(585,681)	(204,811)	(97,264)	(200,615)	(190,990)	(193,132)	(730,904)

Net increase (decrease) in contract owners’ from operations	$(195,331)	$(194,158)	$5,833	$(74,233)	$(177,407)	$8,839	$(668,797)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	Legg Mason Partners Variable Equity Trust - Class I		Wells Fargo Variable Trust
	ClearBridge Variable Dividend Strategy Subaccount	ClearBridge Variable Large Cap Value Subaccount	Opportunity Subaccount	Discovery Subaccount
	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$3,651	$8,394	$379	$0
Risk and administrative expense (note 2)	(1,556)	(2,270)	(1,488)	(3,897)

Net investment activity	2,095	6,124	(1,109)	(3,897)

Reinvested capital gains	14,312	35,090	19,075	62,045

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	37,024	16,423	9,668	41,505
Unrealized gain (loss)	(68,219)	(107,960)	(39,030)	(127,227)

Net gain (loss) on investments	(31,195)	(91,537)	(29,362)	(85,722)

Net increase (decrease) in contract owners’ from operations	$(14,788)	$(50,323)	$(11,396)	$(27,574)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	Morgan Stanley Variable Insurance Fund, Inc. - Class I	Morgan Stanley Variable Insurance Fund, Inc. - Class II
	VIF U.S. Real Estate Subaccount	VIF Core Plus Fixed Income Subaccount	VIF U.S. Real Estate Subaccount	VIF Growth Subaccount
	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$32,972	$7,854	$42,469	$0
Risk and administrative expense (note 2)	(9,096)	(1,924)	(3,727)	(6,049)

Net investment activity	23,876	5,930	38,742	(6,049)

Reinvested capital gains	0	0	0	236,813

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	49,814	29	80,632	13,280
Unrealized gain (loss)	(178,052)	(10,996)	(269,029)	(268,838)

Net gain (loss) on investments	(128,238)	(10,967)	(188,397)	(255,558)

Net increase (decrease) in contract owners’ from operations	$(104,362)	$(5,037)	$(149,655)	$(24,794)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	Goldman Sachs Variable Insurance Trust - Institutional Shares			Goldman Sachs Variable Insurance Trust - Service Shares
	Large Cap Value Subaccount	U.S. Equity Insights Subaccount	Strategic Growth Subaccount	Large Cap Value Subaccount	U.S. Equity Insights Subaccount	Strategic Growth Subaccount
	2018	2018	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$39,478	$8,554	$4,101	$1,713	$279	$0
Risk and administrative expense (note 2)	(17,025)	(3,695)	(4,968)	(915)	(188)	(409)

Net investment activity	22,453	4,859	(867)	798	91	(409)

Reinvested capital gains	169,166	100,227	411,293	9,224	4,216	24,545

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(95,064)	36,267	45,371	(4,256)	95	1,637
Unrealized gain (loss)	(366,493)	(178,464)	(465,568)	(21,084)	(6,423)	(26,499)

Net gain (loss) on investments	(461,557)	(142,197)	(420,197)	(25,340)	(6,328)	(24,862)

Net increase (decrease) in contract owners’ from operations	$(269,938)	$(37,111)	$(9,771)	$(15,318)	$(2,021)	$(726)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	Lazard Retirement Series, Inc. - Service Shares				The Prudential Series Fund, Inc. - Class II
	Emerging Markets Equity Subaccount	U.S. Small-Mid Cap Equity Subaccount	U.S. Equity Select Subaccount	International Equity Subaccount	Jennison 20/20 Focus Subaccount	Jennison Subaccount
	2018	2018	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$90,450	$638	$600	$11,495	$0	$0
Risk and administrative expense (note 2)	(24,415)	(17,712)	(362)	(3,508)	(19,584)	(3,777)

Net investment activity	66,035	(17,074)	238	7,987	(19,584)	(3,777)

Reinvested capital gains	0	364,269	8,529	37,259	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	103,479	(28,452)	3,941	(25,024)	437,077	48,149
Unrealized gain (loss)	(1,170,838)	(796,822)	(14,657)	(129,649)	(641,178)	(57,298)

Net gain (loss) on investments	(1,067,359)	(825,274)	(10,716)	(154,673)	(204,101)	(9,149)

Net increase (decrease) in contract owners’ from operations	$(1,001,324)	$(478,079)	$(1,949)	$(109,427)	$(223,685)	$(12,926)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	J.P. Morgan Insurance Trust - Class I		MFS® Variable Insurance Trust - Service Class			MFS® Variable Insurance Trust II - Service Class
	Small Cap Core Subaccount	Mid Cap Value Subaccount	New Discovery Subaccount	Mid Cap Growth Subaccount	Total Return Subaccount	Massachusetts Investors Growth Stock Subaccount
	2018	2018	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$2,920	$46,662	$0	$0	$53,976	$1,067
Risk and administrative expense (note 2)	(4,239)	(23,858)	(2,744)	(3,174)	(14,245)	(2,529)

Net investment activity	(1,319)	22,804	(2,744)	(3,174)	39,731	(1,462)

Reinvested capital gains	50,107	77,997	85,877	110,986	124,289	18,863

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	53,062	240,420	40,175	28,852	97,039	17,100
Unrealized gain (loss)	(186,891)	(930,166)	(139,363)	(140,108)	(434,231)	(25,457)

Net gain (loss) on investments	(133,829)	(689,746)	(99,188)	(111,256)	(337,192)	(8,357)

Net increase (decrease) in contract owners’ from operations	$(85,041)	$(588,945)	$(16,055)	$(3,444)	$(173,172)	$9,044

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	PIMCO Variable Insurance Trust - Administrative Shares				Calvert Variable Products, Inc.	Dreyfus Variable Investment Fund - Service Shares
	Real Return Subaccount	Total Return Subaccount	Global Bond Opportunities Subaccount	Commodity RealReturn® Strategy Subaccount	VP S&P 500 Index Subaccount	Appreciation Subaccount
	2018	2018	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$74,789	$107,406	$115,623	$9,666	$2,539	$3,768
Risk and administrative expense (note 2)	(12,655)	(19,142)	(6,657)	(1,495)	(997)	(1,909)

Net investment activity	62,134	88,264	108,966	8,171	1,542	1,859

Reinvested capital gains	0	49,348	4,944	0	9,118	46,375

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(44,288)	(35,402)	(26,735)	(13,301)	1,664	189
Unrealized gain (loss)	(96,468)	(148,564)	(171,032)	(61,947)	(18,867)	(75,397)

Net gain (loss) on investments	(140,756)	(183,966)	(197,767)	(75,248)	(17,203)	(75,208)

Net increase (decrease) in contract owners’ from operations	$(78,622)	$(46,354)	$(83,857)	$(67,077)	$(6,543)	$(26,974)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	Royce Capital Fund - Investment Class		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Neuberger Berman Advisers Management Trust - S Class
	Small-Cap Subaccount	Micro-Cap Subaccount	Invesco V.I. International Growth Series II Subaccount	AMT Mid Cap Intrinsic Value Subaccount
	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$44,831	$0	$8,978	$490
Risk and administrative expense (note 2)	(29,718)	(11,695)	(2,176)	(1,353)

Net investment activity	15,113	(11,695)	6,802	(863)

Reinvested capital gains	73,618	130,485	3,522	8,460

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(98,477)	(251)	8,513	9,458
Unrealized gain (loss)	(458,270)	(365,106)	(99,742)	(49,806)

Net gain (loss) on investments	(556,747)	(365,357)	(91,229)	(40,348)

Net increase (decrease) in contract owners’ from operations	$(468,016)	$(246,567)	$(80,905)	$(32,751)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	Franklin Templeton Variable Insurance Products Trust - Class 2			Franklin Templeton Variable Insurance Products Trust - Class 4
	Franklin Income VIP Subaccount	Franklin Flex Cap Growth VIP Subaccount	Templeton Foreign VIP Subaccount	Franklin Income VIP Subaccount	Franklin Flex Cap Growth VIP Subaccount	Templeton Foreign VIP Subaccount	Franklin Founding Funds Allocation VIP Subaccount
	2018	2018	2018	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$188,315	$0	$34,835	$6,757	$0	$4,067	$3,844
Risk and administrative expense (note 2)	(17,449)	(2,147)	(6,003)	(892)	(288)	(583)	(905)

Net investment activity	170,866	(2,147)	28,832	5,865	(288)	3,484	2,939

Reinvested capital gains	0	82,598	0	0	8,539	0	3,146

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	33,961	(3,785)	1,089	1,404	(363)	519	96
Unrealized gain (loss)	(379,999)	(68,811)	(237,758)	(14,564)	(7,298)	(29,255)	(19,911)

Net gain (loss) on investments	(346,038)	(72,596)	(236,669)	(13,160)	(7,661)	(28,736)	(19,815)

Net increase (decrease) in contract owners’ from operations	$(175,172)	$7,855	$(207,837)	$(7,295)	$590	$(25,252)	$(13,730)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	Federated Insurance Series - Service Shares	ALPS Variable Investors Trust - Class II
	Kaufmann Fund II Subaccount	Morningstar Conservative ETF Asset Allocation Subaccount	Morningstar Income & Growth ETF Asset Allocation Subaccount	Morningstar Balanced ETF Asset Allocation Subaccount	Morningstar Growth ETF Asset Allocation Subaccount	Morningstar Aggressive Growth ETF Asset Allocation Subaccount
	2018	2018	2018	2018	2018	2018
Investment activity:
Reinvested dividends	$0	$11,520	$3,239	$22,720	$62,243	$21,074
Risk and administrative expense (note 2)	(2,740)	(2,062)	(1,104)	(6,135)	(19,399)	(5,232)

Net investment activity	(2,740)	9,458	2,135	16,585	42,844	15,842

Reinvested capital gains	26,692	7,683	5,938	102,209	351,257	124,203

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	5,965	(4,355)	(762)	5,095	29,561	8,101
Unrealized gain (loss)	(36,412)	(28,165)	(15,045)	(203,062)	(744,957)	(298,458)

Net gain (loss) on investments	(30,447)	(32,520)	(15,807)	(197,967)	(715,396)	(290,357)

Net increase (decrease) in contract owners’ from operations	$(6,495)	$(15,379)	$(7,734)	$(79,173)	$(321,295)	$(150,312)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2018

	Ivy Variable Insurance Portfolios
	VIP Asset Strategy Subaccount	VIP Natural Resources Subaccount	VIP Science and Technology Subaccount
	2018	2018	2018
Investment activity:
Reinvested dividends	$22,686	$1,364	$0
Risk and administrative expense (note 2)	(7,183)	(2,090)	(14,113)

Net investment activity	15,503	(726)	(14,113)

Reinvested capital gains	49,234	0	334,319

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(7,979)	(7,947)	75,251
Unrealized gain (loss)	(121,941)	(99,754)	(532,546)

Net gain (loss) on investments	(129,920)	(107,701)	(457,295)

Net increase (decrease) in contract owners’ from operations	$(65,183)	$(108,427)	$(137,089)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Ohio National Fund, Inc.
	ON Equity Subaccount		ON Bond Subaccount		ON Omni Subaccount
	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(109,020)	$(113,104)	$(20,458)	$(25,219)	$(58,381)	$(55,700)
Reinvested capital gains	0	0	0	0	0	0
Realized gain (loss)	1,056,974	1,144,022	162,729	225,367	404,311	318,241
Unrealized gain (loss)	(3,543,202)	1,459,317	(283,493)	59,119	(1,557,062)	1,158,242

Net increase (decrease) in contract owners’ equity from operations	(2,595,248)	2,490,235	(141,222)	259,267	(1,211,132)	1,420,783

Equity transactions:
Contract purchase payments	916,957	975,552	154,557	170,310	337,500	358,714
Transfers (to) and from other subaccounts	(140,464)	(56,954)	(87,399)	(518,908)	25,077	74,642
Transfers (to) and from fixed dollar contract	(234,835)	(52,814)	(6,831)	(5,765)	40,936	(36,736)
Withdrawals, surrenders and death benefit payments	(1,060,538)	(1,276,078)	(499,362)	(198,863)	(317,279)	(224,876)
Surrender charges (note 2)	(8,865)	(49,985)	(3,654)	(5,775)	(430)	(2,075)
Lapse charges (note 2)	(936)	(323)	0	(134)	(88)	(309)
Cost of insurance and other administrative fees (note 2)	(1,048,870)	(1,111,873)	(162,197)	(182,775)	(420,272)	(421,858)

Net equity transactions	(1,577,551)	(1,572,475)	(604,886)	(741,910)	(334,556)	(252,498)

Net change in contract owners’ equity	(4,172,799)	917,760	(746,108)	(482,643)	(1,545,688)	1,168,285
Contract owners’ equity:
Beginning of period	19,368,268	18,450,508	4,082,654	4,565,297	8,308,935	7,140,650

End of period	$15,195,469	$19,368,268	$3,336,546	$4,082,654	$6,763,247	$8,308,935

Change in units:
Beginning units	341,533	370,271	92,110	108,539	134,984	139,387

Units purchased	24,361	28,784	6,878	8,147	9,510	9,320
Units redeemed	(52,616)	(57,522)	(20,737)	(24,576)	(14,910)	(13,723)

Ending units	313,278	341,533	78,251	92,110	129,584	134,984

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Ohio National Fund, Inc.
	ON International Equity Subaccount		ON Capital Appreciation Subaccount		ON Foreign Subaccount		ON Janus Henderson Forty Subaccount
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(38,318)	$(39,853)	$(69,133)	$(68,976)	$(23,653)	$(25,797)	$(30,188)	$(26,614)
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	200,260	161,954	771,681	816,190	161,648	245,391	447,671	306,310
Unrealized gain (loss)	(1,014,029)	1,312,593	(2,199,214)	816,740	(807,065)	524,315	(173,451)	733,622

Net increase (decrease) in contract owners’ equity from operations	(852,087)	1,434,694	(1,496,666)	1,563,954	(669,070)	743,909	244,032	1,013,318

Equity transactions:
Contract purchase payments	388,666	465,294	359,128	386,957	176,472	205,975	189,430	197,613
Transfers (to) and from other subaccounts	(62,144)	(170,440)	29,744	(64,924)	(6,251)	(8,527)	65,697	31,839
Transfers (to) and from fixed dollar contract	(53,583)	19,296	(97,419)	(143,375)	(67,150)	(92,181)	(100,930)	(43,489)
Withdrawals, surrenders and death benefit payments	(431,234)	(362,255)	(650,101)	(652,850)	(149,335)	(314,497)	(407,866)	(264,248)
Surrender charges (note 2)	(4,445)	(4,447)	(4,722)	(7,351)	(10,878)	(4,632)	(6,269)	(3,565)
Lapse charges (note 2)	(143)	0	(72)	(1,482)	(322)	(99)	(4,338)	(339)
Cost of insurance and other administrative fees (note 2)	(368,545)	(378,653)	(469,812)	(483,334)	(181,484)	(200,089)	(211,446)	(209,274)

Net equity transactions	(531,428)	(431,205)	(833,254)	(966,359)	(238,948)	(414,050)	(475,722)	(291,463)

Net change in contract owners’ equity	(1,383,515)	1,003,489	(2,329,920)	597,595	(908,018)	329,859	(231,690)	721,855
Contract owners’ equity:
Beginning of period	6,607,214	5,603,725	11,467,655	10,870,060	4,334,104	4,004,245	4,569,165	3,847,310

End of period	$5,223,699	$6,607,214	$9,137,735	$11,467,655	$3,426,086	$4,334,104	$4,337,475	$4,569,165

Change in units:
Beginning units	258,116	275,588	153,025	166,736	96,076	105,587	192,794	205,724

Units purchased	22,617	30,664	8,672	8,942	7,845	9,345	13,156	15,824
Units redeemed	(43,505)	(48,136)	(19,533)	(22,653)	(13,232)	(18,856)	(30,697)	(28,754)

Ending units	237,228	258,116	142,164	153,025	90,689	96,076	175,253	192,794

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Ohio National Fund, Inc.
	ON Janus Henderson Venture Subaccount		ON Janus Henderson Enterprise Subaccount		ON S&P 500® Index Subaccount		ON Federated Strategic Value Dividend Subaccount
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(88,444)	$(81,201)	$(59,567)	$(56,408)	$(176,197)	$(167,746)	$(7,951)	$(10,203)
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	857,625	486,070	712,520	656,690	2,583,989	1,395,808	110,179	94,775
Unrealized gain (loss)	(1,443,048)	1,997,535	(920,506)	1,336,897	(3,730,144)	4,139,609	(278,895)	200,901

Net increase (decrease) in contract owners’ equity from operations	(673,867)	2,402,404	(267,553)	1,937,179	(1,322,352)	5,367,671	(176,667)	285,473

Equity transactions:
Contract purchase payments	374,117	399,219	325,202	404,816	1,124,536	1,304,951	73,106	77,824
Transfers (to) and from other subaccounts	(57,599)	(142,753)	(139,344)	(131,412)	18,401	71,123	(56,874)	(42,552)
Transfers (to) and from fixed dollar contract	(179,223)	(97,847)	(178,820)	(142,781)	(695,689)	(393,439)	(105,733)	(51,888)
Withdrawals, surrenders and death benefit payments	(1,044,964)	(461,254)	(454,442)	(591,618)	(2,933,462)	(696,322)	(196,149)	(154,536)
Surrender charges (note 2)	(4,396)	(12,059)	(6,623)	(3,490)	(53,155)	(22,855)	(679)	(5,090)
Lapse charges (note 2)	(848)	(131)	(88)	(2,002)	(840)	(1,382)	(134)	0
Cost of insurance and other administrative fees (note 2)	(552,492)	(540,145)	(417,876)	(408,745)	(1,118,209)	(1,119,587)	(67,866)	(78,178)

Net equity transactions	(1,465,405)	(854,970)	(871,991)	(875,232)	(3,658,418)	(857,511)	(354,329)	(254,420)

Net change in contract owners’ equity	(2,139,272)	1,547,434	(1,139,544)	1,061,947	(4,980,770)	4,510,160	(530,996)	31,053
Contract owners’ equity:
Beginning of period	12,374,093	10,826,659	8,779,728	7,717,781	30,658,477	26,148,317	2,165,674	2,134,621

End of period	$10,234,821	$12,374,093	$7,640,184	$8,779,728	$25,677,707	$30,658,477	$1,634,678	$2,165,674

Change in units:
Beginning units	287,631	309,685	179,966	199,577	714,726	734,433	100,640	112,851

Units purchased	12,141	16,332	10,479	13,608	40,202	60,864	6,840	8,232
Units redeemed	(43,776)	(38,386)	(27,418)	(33,219)	(121,547)	(80,571)	(23,883)	(20,443)

Ending units	255,996	287,631	163,027	179,966	633,381	714,726	83,597	100,640

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Ohio National Fund, Inc.
	ON Federated High Income Bond Subaccount		ON Clear Bridge Small Cap Subaccount		ON Nasdaq-100® Index Subaccount		ON Bristol Subaccount
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(12,767)	$(14,582)	$(17,759)	$(22,024)	$(16,674)	$(13,911)	$(7,193)	$(6,789)
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	176,074	151,941	479,798	435,157	370,695	217,734	89,554	74,536
Unrealized gain (loss)	(266,568)	68,899	(672,650)	(38,363)	(373,221)	534,137	(317,095)	208,051

Net increase (decrease) in contract owners’ equity from operations	(103,261)	206,258	(210,611)	374,770	(19,200)	737,960	(234,734)	275,798

Equity transactions:
Contract purchase payments	102,270	111,695	93,103	124,672	124,006	113,935	30,962	31,342
Transfers (to) and from other subaccounts	(54,481)	55,331	(396,488)	(180,585)	120,623	116,993	(24,199)	90,713
Transfers (to) and from fixed dollar contract	(60,481)	(31,773)	(83,477)	(71,429)	(337,025)	(90,691)	(6,796)	(14,414)
Withdrawals, surrenders and death benefit payments	(202,485)	(158,367)	(306,709)	(260,457)	(76,275)	(149,873)	(43,271)	(60,649)
Surrender charges (note 2)	(2,883)	(6,739)	(4,600)	(3,961)	(2,040)	(3,062)	(3,492)	(2,575)
Lapse charges (note 2)	(911)	(102)	(74)	(1,022)	(754)	0	(26)	(107)
Cost of insurance and other administrative fees (note 2)	(121,964)	(135,421)	(99,579)	(123,934)	(97,245)	(88,726)	(47,294)	(45,502)

Net equity transactions	(340,935)	(165,376)	(797,824)	(516,716)	(268,710)	(101,424)	(94,116)	(1,192)

Net change in contract owners’ equity	(444,196)	40,882	(1,008,435)	(141,946)	(287,910)	636,536	(328,850)	274,606
Contract owners’ equity:
Beginning of period	3,153,223	3,112,341	3,304,404	3,446,350	2,966,229	2,329,693	1,356,896	1,082,290

End of period	$2,709,027	$3,153,223	$2,295,969	$3,304,404	$2,678,319	$2,966,229	$1,028,046	$1,356,896

Change in units:
Beginning units	109,075	114,301	129,686	150,638	163,517	168,785	42,270	42,103

Units purchased	7,840	10,632	9,994	21,614	27,702	24,170	2,774	5,294
Units redeemed	(19,323)	(15,858)	(39,685)	(42,566)	(41,832)	(29,438)	(5,709)	(5,127)

Ending units	97,592	109,075	99,995	129,686	149,387	163,517	39,335	42,270

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Ohio National Fund, Inc.
	ON Bryton Growth Subaccount		ON ICON Balanced Subaccount		ON S&P MidCap 400® Index Subaccount		ON Bristol Growth Subaccount
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(6,177)	$(5,598)	$(6,501)	$(6,602)	$(3,962)	$(3,966)	$(305)	$(289)
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	82,705	83,559	56,837	33,959	33,385	21,945	1,923	11,934
Unrealized gain (loss)	(123,536)	115,233	(175,485)	85,958	(104,859)	71,648	(16,380)	5,222

Net increase (decrease) in contract owners’ equity from operations	(47,008)	193,194	(125,149)	113,315	(75,436)	89,627	(14,762)	16,867

Equity transactions:
Contract purchase payments	24,207	28,714	222,345	213,356	36,200	53,039	2,714	3,782
Transfers (to) and from other subaccounts	29,890	(59,607)	6,940	161	(13,664)	27,564	26,838	(15,663)
Transfers (to) and from fixed dollar contract	(36,757)	(4,811)	(3,196)	281	(21,247)	(4,793)	2,830	(299)
Withdrawals, surrenders and death benefit payments	(75,033)	(43,315)	(55,934)	(15,820)	(36,610)	(28,203)	(205)	(3,371)
Surrender charges (note 2)	(1,643)	(2,373)	(2,500)	(1,681)	(45)	(1,331)	(3)	0
Lapse charges (note 2)	(227)	0	(11)	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(45,883)	(42,445)	(252,264)	(208,056)	(24,957)	(30,466)	(3,405)	(3,584)

Net equity transactions	(105,446)	(123,837)	(84,620)	(11,759)	(60,323)	15,810	28,769	(19,135)

Net change in contract owners’ equity	(152,454)	69,357	(209,769)	101,556	(135,759)	105,437	14,007	(2,268)
Contract owners’ equity:
Beginning of period	1,065,846	996,489	1,210,585	1,109,029	698,099	592,662	59,687	61,955

End of period	$913,392	$1,065,846	$1,000,816	$1,210,585	$562,340	$698,099	$73,694	$59,687

Change in units:
Beginning units	47,778	53,902	70,245	70,854	41,538	40,420	1,704	2,277

Units purchased	3,441	5,177	14,173	13,432	4,109	8,506	969	622
Units redeemed	(7,713)	(11,301)	(18,987)	(14,041)	(7,573)	(7,388)	(183)	(1,195)

Ending units	43,506	47,778	65,431	70,245	38,074	41,538	2,490	1,704

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Fidelity® Variable Insurance Products Fund - Service Class		Fidelity® Variable Insurance Products Fund - Service Class 2
	VIP Government Money Market Subaccount		VIP Mid Cap Subaccount		VIP Contrafund® Subaccount
	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$65,065	$5,090	$(18,306)	$(5,809)	$(13,465)	$42,159
Reinvested capital gains	0	0	1,263,106	639,241	1,477,114	868,502
Realized gain (loss)	29	(7,350)	247,296	249,452	512,225	476,455
Unrealized gain (loss)	0	0	(3,528,867)	1,644,353	(2,983,303)	1,644,094

Net increase (decrease) in contract owners’ equity from operations	65,094	(2,260)	(2,036,771)	2,527,237	(1,007,429)	3,031,210

Equity transactions:
Contract purchase payments	267,841	484,784	499,433	548,322	529,719	593,614
Transfers (to) and from other subaccounts	912,973	(150,065)	(196,004)	363	(335,260)	(47,218)
Transfers (to) and from fixed dollar contract	(181,597)	(309,949)	(172,676)	(211,740)	(250,036)	(150,210)
Withdrawals, surrenders and death benefit payments	(1,196,421)	(371,447)	(949,159)	(639,041)	(1,266,938)	(1,044,834)
Surrender charges (note 2)	(3,584)	(21,317)	(41,529)	(26,532)	(46,044)	(77,793)
Lapse charges (note 2)	(1,856)	(2,908)	(300)	(1,153)	(1,354)	(1,049)
Cost of insurance and other administrative fees (note 2)	(356,627)	(357,088)	(521,514)	(516,246)	(538,714)	(539,486)

Net equity transactions	(559,271)	(727,990)	(1,381,749)	(846,027)	(1,908,627)	(1,266,976)

Net change in contract owners’ equity	(494,177)	(730,250)	(3,418,520)	1,681,210	(2,916,056)	1,764,234
Contract owners’ equity:
Beginning of period	6,713,585	7,443,835	14,766,587	13,085,377	16,845,353	15,081,119

End of period	$6,219,408	$6,713,585	$11,348,067	$14,766,587	$13,929,297	$16,845,353

Change in units:
Beginning units	321,239	355,570	328,460	348,235	558,162	603,066

Units purchased	171,385	115,214	17,540	25,610	31,376	38,851
Units redeemed	(197,366)	(149,545)	(47,594)	(45,385)	(91,445)	(83,755)

Ending units	295,258	321,239	298,406	328,460	498,093	558,162

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Fidelity® Variable Insurance Products Fund - Service Class 2
	VIP Growth Subaccount		VIP Equity-Income Subaccount		VIP Real Estate Subaccount
	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(22,736)	$(17,147)	$54,155	$31,706	$19,885	$11,640
Reinvested capital gains	650,470	283,393	157,374	69,319	61,942	79,966
Realized gain (loss)	211,486	175,088	34,894	75,760	(5,837)	19,813
Unrealized gain (loss)	(881,559)	710,623	(553,335)	216,842	(142,210)	(72,762)

Net increase (decrease) in contract owners’ equity from operations	(42,339)	1,151,957	(306,912)	393,627	(66,220)	38,657

Equity transactions:
Contract purchase payments	218,744	170,137	146,524	266,603	41,038	58,309
Transfers (to) and from other subaccounts	422,582	48,720	184,914	167,213	(198,977)	(76,863)
Transfers (to) and from fixed dollar contract	(111,482)	(43,984)	(39,100)	(56,068)	9,635	(102,704)
Withdrawals, surrenders and death benefit payments	(383,805)	(187,804)	(213,005)	(303,382)	(57,522)	(72,309)
Surrender charges (note 2)	(14,850)	(8,486)	(22,242)	(15,604)	(2,882)	(2,622)
Lapse charges (note 2)	(219)	(759)	(14)	(23,145)	(707)	0
Cost of insurance and other administrative fees (note 2)	(147,029)	(143,550)	(123,788)	(128,148)	(35,082)	(38,612)

Net equity transactions	(16,059)	(165,726)	(66,711)	(92,531)	(244,497)	(234,801)

Net change in contract owners’ equity	(58,398)	986,231	(373,623)	301,096	(310,717)	(196,144)
Contract owners’ equity:
Beginning of period	4,429,173	3,442,942	3,433,483	3,132,387	1,179,715	1,375,859

End of period	$4,370,775	$4,429,173	$3,059,860	$3,433,483	$868,998	$1,179,715

Change in units:
Beginning units	236,222	245,716	135,220	137,936	37,333	44,846

Units purchased	38,149	22,048	17,776	23,099	4,779	4,421
Units redeemed	(38,486)	(31,542)	(20,248)	(25,815)	(12,493)	(11,934)

Ending units	235,885	236,222	132,748	135,220	29,619	37,333

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Janus Aspen Series - Institutional Shares
	Janus Henderson Research Subaccount		Janus Henderson Global Research Subaccount		Janus Henderson Balanced Subaccount
	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(17,331)	$(27,318)	$10,653	$2,064	$34,786	$21,440
Reinvested capital gains	407,681	74,290	0	0	68,311	5,085
Realized gain (loss)	356,104	139,684	210,810	100,590	101,920	60,384
Unrealized gain (loss)	(941,785)	1,645,413	(415,621)	538,375	(199,184)	315,339

Net increase (decrease) in contract owners’ equity from operations	(195,331)	1,832,069	(194,158)	641,029	5,833	402,248

Equity transactions:
Contract purchase payments	171,977	198,522	116,926	142,411	101,421	108,798
Transfers (to) and from other subaccounts	(31,802)	(40,165)	(10,534)	(4,452)	79,717	8,181
Transfers (to) and from fixed dollar contract	(89,039)	(67,759)	(30,375)	(45,909)	(23,918)	(46,060)
Withdrawals, surrenders and death benefit payments	(722,186)	(105,938)	(425,253)	(85,432)	(299,691)	(158,430)
Surrender charges (note 2)	(4,289)	(2,834)	(1,888)	(1,119)	(2,184)	(1,013)
Lapse charges (note 2)	(474)	(514)	(323)	0	(136)	0
Cost of insurance and other administrative fees (note 2)	(350,133)	(345,626)	(116,195)	(116,146)	(140,923)	(146,225)

Net equity transactions	(1,025,946)	(364,314)	(467,642)	(110,647)	(285,714)	(234,749)

Net change in contract owners’ equity	(1,221,277)	1,467,755	(661,800)	530,382	(279,881)	167,499
Contract owners’ equity:
Beginning of period	8,422,995	6,955,240	3,062,502	2,532,120	2,575,707	2,408,208

End of period	$7,201,718	$8,422,995	$2,400,702	$3,062,502	$2,295,826	$2,575,707

Change in units:
Beginning units	409,057	428,745	167,656	174,780	86,956	95,571

Units purchased	11,974	16,548	9,723	14,318	7,384	6,169
Units redeemed	(59,326)	(36,236)	(35,199)	(21,442)	(16,777)	(14,784)

Ending units	361,705	409,057	142,180	167,656	77,563	86,956

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Janus Aspen Series - Service Shares
	Janus Henderson Research Subaccount		Janus Henderson Global Research Subaccount		Janus Henderson Balanced Subaccount		Janus Henderson Overseas Subaccount
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(3,607)	$(5,541)	$13,583	$5,938	$69,523	$46,649	$62,107	$57,269
Reinvested capital gains	129,989	23,248	0	0	132,448	9,115	0	0
Realized gain (loss)	80,361	45,777	126,039	82,165	166,950	61,875	(156,514)	(230,285)
Unrealized gain (loss)	(280,976)	494,586	(317,029)	439,027	(360,082)	633,401	(574,390)	1,298,039

Net increase (decrease) in contract owners’ equity from operations	(74,233)	558,070	(177,407)	527,130	8,839	751,040	(668,797)	1,125,023

Equity transactions:
Contract purchase payments	73,029	76,570	110,007	116,200	172,377	185,194	232,868	266,231
Transfers (to) and from other subaccounts	(4,105)	(36,391)	(6,911)	20,851	96,599	259,969	6,252	50,064
Transfers (to) and from fixed dollar contract	(29,082)	(11,760)	(106,296)	(3,277)	(82,748)	(31,022)	(39,398)	18,132
Withdrawals, surrenders and death benefit payments	(130,967)	(42,023)	(67,071)	(90,113)	(322,901)	(106,331)	(400,178)	(275,710)
Surrender charges (note 2)	(1,435)	(751)	(437)	(3,008)	(6,246)	(4,647)	(31,360)	(16,105)
Lapse charges (note 2)	0	(138)	0	(378)	(97)	(186)	(371)	(533)
Cost of insurance and other administrative fees
(note 2)	(65,252)	(63,155)	(73,209)	(71,828)	(143,480)	(140,907)	(152,182)	(157,598)

Net equity transactions	(157,812)	(77,648)	(143,917)	(31,553)	(286,496)	162,070	(384,369)	(115,519)

Net change in contract owners’ equity	(232,045)	480,422	(321,324)	495,577	(277,657)	913,110	(1,053,166)	1,009,504
Contract owners’ equity:
Beginning of period	2,574,920	2,094,498	2,533,713	2,038,136	5,072,011	4,158,901	4,791,101	3,781,597

End of period	$2,342,875	$2,574,920	$2,212,389	$2,533,713	$4,794,354	$5,072,011	$3,737,935	$4,791,101

Change in units:
Beginning units	160,084	164,863	199,463	201,752	191,704	184,320	155,170	159,014

Units purchased	6,681	7,754	15,181	19,651	18,459	22,780	19,667	23,780
Units redeemed	(15,721)	(12,533)	(25,787)	(21,940)	(28,371)	(15,396)	(31,107)	(27,624)

Ending units	151,044	160,084	188,857	199,463	181,792	191,704	143,730	155,170

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Legg Mason Partners Variable Equity Trust - Class I				Wells Fargo Variable Trust
	ClearBridge Variable Dividend Strategy Subaccount		ClearBridge Variable Large Cap Value Subaccount		Opportunity Subaccount		Discovery Subaccount
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$2,095	$2,862	$6,124	$5,862	$(1,109)	$(158)	$(3,897)	$(3,666)
Reinvested capital gains	14,312	0	35,090	18,605	19,075	15,987	62,045	25,669
Realized gain (loss)	37,024	14,057	16,423	11,529	9,668	4,354	41,505	12,622
Unrealized gain (loss)	(68,219)	44,403	(107,960)	48,467	(39,030)	15,598	(127,227)	86,467

Net increase (decrease) in contract owners’ equity from operations	(14,788)	61,322	(50,323)	84,463	(11,396)	35,781	(27,574)	121,092

Equity transactions:
Contract purchase payments	10,898	19,820	28,768	29,544	0	0	0	0
Transfers (to) and from other subaccounts	(113,646)	(55,850)	(53,018)	(3,232)	0	0	(1,279)	(251)
Transfers (to) and from fixed dollar contract	(170)	12,645	(35,548)	8,598	(268)	(496)	(28,068)	(5,243)
Withdrawals, surrenders and death benefit payments	(17,658)	(7,992)	(33,718)	(45,386)	(32,852)	(8,647)	(67,508)	(10,722)
Surrender charges (note 2)	(52)	(2)	(1,976)	(186)	(252)	0	(49)	(38)
Lapse charges (note 2)	0	0	(100)	0	0	0	(62)	0
Cost of insurance and other administrative fees (note 2)	(8,071)	(11,167)	(16,017)	(17,031)	(8,297)	(8,464)	(18,016)	(17,578)

Net equity transactions	(128,699)	(42,546)	(111,609)	(27,693)	(41,669)	(17,607)	(114,982)	(33,832)

Net change in contract owners’ equity	(143,487)	18,776	(161,932)	56,770	(53,065)	18,174	(142,556)	87,260
Contract owners’ equity:
Beginning of period	360,933	342,157	652,140	595,370	211,143	192,969	531,549	444,289

End of period	$217,446	$360,933	$490,208	$652,140	$158,078	$211,143	$388,993	$531,549

Change in units:
Beginning units	16,775	18,811	30,956	32,213	6,096	6,660	21,023	22,522

Units purchased	4,143	3,746	3,031	5,641	0	0	0	0
Units redeemed	(10,216)	(5,782)	(8,259)	(6,898)	(1,144)	(564)	(4,344)	(1,499)

Ending units	10,702	16,775	25,728	30,956	4,952	6,096	16,679	21,023

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Morgan Stanley Variable Insurance Fund, Inc. - Class I		Morgan Stanley Variable Insurance Fund, Inc. - Class II
	VIF U.S. Real Estate Subaccount		VIF Core Plus Fixed Income Subaccount		VIF U.S. Real Estate Subaccount		VIF Growth Subaccount
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$23,876	$10,746	$5,930	$7,166	$38,742	$19,185	$(6,049)	$(2,624)
Reinvested capital gains	0	0	0	0	0	0	236,813	40,580
Realized gain (loss)	49,814	76,269	29	1,618	80,632	92,718	13,280	12,646
Unrealized gain (loss)	(178,052)	(56,878)	(10,996)	7,340	(269,029)	(58,034)	(268,838)	104,726

Net increase (decrease) in contract owners’ equity from operations	(104,362)	30,137	(5,037)	16,124	(149,655)	53,869	(24,794)	155,328

Equity transactions:
Contract purchase payments	46,395	55,701	16,638	15,509	81,656	97,765	66,517	27,697
Transfers (to) and from other subaccounts	(125,008)	15,489	2,191	21,968	(85,053)	(30,368)	713,404	70,116
Transfers (to) and from fixed dollar contract	286	13,605	97	10,337	(51,489)	(24,345)	(29,318)	11,755
Withdrawals, surrenders and death benefit payments	(60,154)	(181,689)	(71)	(11,377)	(156,269)	(136,827)	(2,338)	(41,629)
Surrender charges (note 2)	(423)	(4,162)	0	(228)	(5,220)	(10,756)	(116)	(1,646)
Lapse charges (note 2)	(1,040)	(305)	0	0	0	0	0	(75)
Cost of insurance and other administrative fees (note 2)	(54,448)	(65,903)	(10,734)	(10,128)	(49,189)	(59,215)	(63,372)	(30,826)

Net equity transactions	(194,392)	(167,264)	8,121	26,081	(265,564)	(163,746)	684,777	35,392

Net change in contract owners’ equity	(298,754)	(137,127)	3,084	42,205	(415,219)	(109,877)	659,983	190,720
Contract owners’ equity:
Beginning of period	1,372,811	1,509,938	332,044	289,839	1,954,447	2,064,324	558,887	368,167

End of period	$1,074,057	$1,372,811	$335,128	$332,044	$1,539,228	$1,954,447	$1,218,870	$558,887

Change in units:
Beginning units	23,075	25,975	18,898	17,339	50,442	54,400	17,407	16,255

Units purchased	1,570	3,072	2,334	3,434	3,890	5,248	24,763	6,800
Units redeemed	(4,935)	(5,972)	(1,837)	(1,875)	(10,840)	(9,206)	(6,523)	(5,648)

Ending units	19,710	23,075	19,395	18,898	43,492	50,442	35,647	17,407

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Goldman Sachs Variable Insurance Trust - Institutional Shares
	Large Cap Value Subaccount		U.S. Equity Insights Subaccount		Strategic Growth Subaccount
	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$22,453	$37,859	$4,859	$6,183	$(867)	$(322)
Reinvested capital gains	169,166	592,277	100,227	75,877	411,293	36,451
Realized gain (loss)	(95,064)	(10,681)	36,267	36,062	45,371	44,887
Unrealized gain (loss)	(366,493)	(312,477)	(178,464)	29,297	(465,568)	139,416

Net increase (decrease) in contract owners’ equity from operations	(269,938)	306,978	(37,111)	147,419	(9,771)	220,432

Equity transactions:
Contract purchase payments	105,495	113,959	22,775	24,730	31,432	33,222
Transfers (to) and from other subaccounts	12,572	(140,885)	(17,422)	21,326	26,837	11,075
Transfers (to) and from fixed dollar contract	(114,194)	(22,964)	(43,222)	(37,059)	(11,503)	(88,242)
Withdrawals, surrenders and death benefit payments	(311,604)	(222,684)	(39,570)	(83,389)	(48,124)	(41,296)
Surrender charges (note 2)	(2,643)	(5,488)	(250)	(4,788)	(2,885)	(783)
Lapse charges (note 2)	(57)	(813)	(1,064)	0	(253)	0
Cost of insurance and other administrative fees (note 2)	(117,151)	(125,473)	(23,477)	(22,861)	(34,733)	(31,701)

Net equity transactions	(427,582)	(404,348)	(102,230)	(102,041)	(39,229)	(117,725)

Net change in contract owners’ equity	(697,520)	(97,370)	(139,341)	45,378	(49,000)	102,707
Contract owners’ equity:
Beginning of period	3,430,295	3,527,665	748,946	703,568	874,467	771,760

End of period	$2,732,775	$3,430,295	$609,605	$748,946	$825,467	$874,467

Change in units:
Beginning units	166,343	186,529	31,831	36,823	39,187	44,852

Units purchased	10,129	9,373	2,307	2,580	5,024	4,058
Units redeemed	(30,621)	(29,559)	(6,310)	(7,572)	(6,550)	(9,723)

Ending units	145,851	166,343	27,828	31,831	37,661	39,187

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Goldman Sachs Variable Insurance Trust - Service Shares
	Large Cap Value Subaccount		U.S. Equity Insights Subaccount		Strategic Growth Subaccount
	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$798	$1,617	$91	$133	$(409)	$(188)
Reinvested capital gains	9,224	29,107	4,216	2,605	24,545	2,226
Realized gain (loss)	(4,256)	7	95	88	1,637	292
Unrealized gain (loss)	(21,084)	(20,003)	(6,423)	1,639	(26,499)	8,973

Net increase (decrease) in contract owners’ equity from operations	(15,318)	10,728	(2,021)	4,465	(726)	11,303

Equity transactions:
Contract purchase payments	19,719	58,083	1,304	1,113	4,496	2,913
Transfers (to) and from other subaccounts	0	37,595	357	12,000	695	4,894
Transfers (to) and from fixed dollar contract	(15,491)	7,724	1,087	35	155	26
Withdrawals, surrenders and death benefit payments	0	(1,474)	0	0	(1,449)	0
Surrender charges (note 2)	0	(417)	0	0	(3,702)	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(9,517)	(9,160)	(545)	(481)	(2,901)	(2,405)

Net equity transactions	(5,289)	92,351	2,203	12,667	(2,706)	5,428

Net change in contract owners’ equity	(20,607)	103,079	182	17,132	(3,432)	16,731
Contract owners’ equity:
Beginning of period	169,807	66,728	25,760	8,628	53,046	36,315

End of period	$149,200	$169,807	$25,942	$25,760	$49,614	$53,046

Change in units:
Beginning units	7,449	3,183	808	333	1,561	1,383

Units purchased	958	4,819	85	492	169	256
Units redeemed	(1,182)	(553)	(17)	(17)	(239)	(78)

Ending units	7,225	7,449	876	808	1,491	1,561

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Lazard Retirement Series, Inc. - Service Shares
	Emerging Markets Equity Subaccount		U.S. Small-Mid Cap Equity Subaccount		U.S. Equity Select Subaccount		International Equity Subaccount
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$66,035	$64,769	$(17,074)	$(4,811)	$238	$1,002	$7,987	$16,029
Reinvested capital gains	0	0	364,269	339,033	8,529	2,608	37,259	172,314
Realized gain (loss)	103,479	133,210	(28,452)	(21,342)	3,941	538	(25,024)	3,580
Unrealized gain (loss)	(1,170,838)	1,087,398	(796,822)	137,841	(14,657)	9,004	(129,649)	(45,760)

Net increase (decrease) in contract owners’ equity from operations	(1,001,324)	1,285,377	(478,079)	450,721	(1,949)	13,152	(109,427)	146,163

Equity transactions:
Contract purchase payments	251,070	240,767	122,052	134,620	8,962	9,593	41,249	42,162
Transfers (to) and from other subaccounts	(89,569)	21,609	(29,054)	(11,988)	(20,475)	0	(167)	31,701
Transfers (to) and from fixed dollar contract	(23,623)	(31,731)	(58,454)	(5,093)	(163)	(155)	3,005	3,801
Withdrawals, surrenders and death benefit payments	(355,151)	(511,200)	(142,667)	(153,287)	(276)	(1,373)	(82,128)	(18,550)
Surrender charges (note 2)	(20,485)	(24,640)	(4,002)	(3,753)	0	0	(1,308)	(766)
Lapse charges (note 2)	(399)	(142)	(33)	0	(262)	0	(109)	0
Cost of insurance and other administrative fees (note 2)	(191,309)	(216,275)	(127,338)	(129,586)	(2,235)	(3,040)	(24,141)	(23,539)

Net equity transactions	(429,466)	(521,612)	(239,496)	(169,087)	(14,449)	5,025	(63,599)	34,809

Net change in contract owners’ equity	(1,430,790)	763,765	(717,575)	281,634	(16,398)	18,177	(173,026)	180,972
Contract owners’ equity:
Beginning of period	5,640,036	4,876,271	3,730,269	3,448,635	90,290	72,113	814,504	633,532

End of period	$4,209,246	$5,640,036	$3,012,694	$3,730,269	$73,892	$90,290	$641,478	$814,504

Change in units:
Beginning units	126,577	138,849	83,343	87,144	4,575	4,283	59,163	55,878

Units purchased	14,305	14,762	4,752	5,430	476	561	6,471	8,592
Units redeemed	(24,017)	(27,034)	(9,928)	(9,231)	(1,149)	(269)	(11,101)	(5,307)

Ending units	116,865	126,577	78,167	83,343	3,902	4,575	54,533	59,163

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	The Prudential Series Fund, Inc. - Class II				J.P. Morgan Insurance Trust - Class I
	Jennison 20/20 Focus Subaccount		Jennison Subaccount		Small Cap Core Subaccount		Mid Cap Value Subaccount
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(19,584)	$(18,123)	$(3,777)	$(2,537)	$(1,319)	$(1,707)	$22,804	$14,802
Reinvested capital gains	0	0	0	0	50,107	5,244	77,997	223,439
Realized gain (loss)	437,077	267,109	48,149	29,526	53,062	46,558	240,420	229,397
Unrealized gain (loss)	(641,178)	837,875	(57,298)	105,758	(186,891)	51,469	(930,166)	161,002

Net increase (decrease) in contract owners’ equity from operations	(223,685)	1,086,861	(12,926)	132,747	(85,041)	101,564	(588,945)	628,640

Equity transactions:
Contract purchase payments	139,339	146,992	60,884	13,249	25,855	24,232	144,732	154,604
Transfers (to) and from other subaccounts	(228,212)	(73,581)	31,496	57,528	21,224	39,741	(14,069)	(48,566)
Transfers (to) and from fixed dollar contract	(152,109)	(22,100)	(5,829)	10,866	(35,734)	(76)	(86,839)	(46,415)
Withdrawals, surrenders and death benefit payments	(249,902)	(279,522)	(22,925)	(23,305)	(65,397)	(68,016)	(264,953)	(272,820)
Surrender charges (note 2)	(7,664)	(6,531)	(243)	(329)	(92)	(18,142)	(5,833)	(14,934)
Lapse charges (note 2)	0	0	0	0	0	0	(125)	0
Cost of insurance and other administrative fees (note 2)	(174,733)	(170,373)	(22,129)	(15,108)	(25,584)	(24,828)	(150,642)	(157,082)

Net equity transactions	(673,281)	(405,115)	41,254	42,901	(79,728)	(47,089)	(377,729)	(385,213)

Net change in contract owners’ equity	(896,966)	681,746	28,328	175,648	(164,769)	54,475	(966,674)	243,427
Contract owners’ equity:
Beginning of period	4,613,165	3,931,419	539,517	363,869	787,728	733,253	5,139,146	4,895,719

End of period	$3,716,199	$4,613,165	$567,845	$539,517	$622,959	$787,728	$4,172,472	$5,139,146

Change in units:
Beginning units	109,803	120,509	13,374	12,188	21,112	22,476	102,812	110,596

Units purchased	5,968	7,027	3,771	3,120	1,738	4,362	7,341	6,576
Units redeemed	(21,240)	(17,733)	(2,793)	(1,934)	(3,750)	(5,726)	(14,759)	(14,360)

Ending units	94,531	109,803	14,352	13,374	19,100	21,112	95,394	102,812

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	MFS® Variable Insurance Trust - Service Class						MFS® Variable Insurance Trust II - Service Class
	New Discovery Subaccount		Mid Cap Growth Subaccount		Total Return Subaccount		Massachusetts Investors Growth Stock Subaccount
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(2,744)	$(2,132)	$(3,174)	$(2,491)	$39,731	$48,431	$(1,462)	$(895)
Reinvested capital gains	85,877	9,809	110,986	32,844	124,289	82,890	18,863	18,697
Realized gain (loss)	40,175	4,095	28,852	17,528	97,039	86,798	17,100	185
Unrealized gain (loss)	(139,363)	100,422	(140,108)	70,006	(434,231)	136,841	(25,457)	65,066

Net increase (decrease) in contract owners’ equity from operations	(16,055)	112,194	(3,444)	117,887	(173,172)	354,960	9,044	83,053

Equity transactions:
Contract purchase payments	23,606	20,939	38,209	33,421	210,446	109,287	4,430	7,043
Transfers (to) and from other subaccounts	118,909	(3,548)	96,438	(3,524)	(322,880)	229,410	(830)	(901)
Transfers (to) and from fixed dollar contract	(1,950)	2,680	(4,798)	8,726	(43,389)	(17,646)	(18,359)	(831)
Withdrawals, surrenders and death benefit payments	(124,575)	(23,989)	(38,495)	(18,327)	(388,043)	(196,460)	(81,552)	(3,293)
Surrender charges (note 2)	(721)	(1,055)	(2,240)	(313)	(798)	(6,393)	(2,626)	(155)
Lapse charges (note 2)	(163)	(68)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(20,202)	(16,084)	(25,430)	(20,680)	(104,874)	(108,820)	(10,521)	(10,289)

Net equity transactions	(5,096)	(21,125)	63,684	(697)	(649,538)	9,378	(109,458)	(8,426)

Net change in contract owners’ equity	(21,151)	91,069	60,240	117,190	(822,710)	364,338	(100,414)	74,627
Contract owners’ equity:
Beginning of period	540,160	449,091	598,012	480,822	3,223,825	2,859,487	377,012	302,385

End of period	$519,009	$540,160	$658,252	$598,012	$2,401,115	$3,223,825	$276,598	$377,012

Change in units:
Beginning units	17,641	18,391	29,939	30,268	138,624	136,721	28,856	29,428

Units purchased	5,204	1,383	9,265	6,784	13,295	21,259	1,722	2,137
Units redeemed	(5,469)	(2,133)	(6,314)	(7,113)	(41,404)	(19,356)	(9,370)	(2,709)

Ending units	17,376	17,641	32,890	29,939	110,515	138,624	21,208	28,856

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	PIMCO Variable Insurance Trust - Administrative Shares
	Real Return Subaccount		Total Return Subaccount		Global Bond Opportunities Subaccount		CommodityRealReturn® Strategy Subaccount
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$62,134	$58,997	$88,264	$71,566	$108,966	$31,841	$8,171	$54,099
Reinvested capital gains	0	0	49,348	0	4,944	0	0	0
Realized gain (loss)	(44,288)	(36,714)	(35,402)	(10,291)	(26,735)	(28,949)	(13,301)	(30,263)
Unrealized gain (loss)	(96,468)	75,054	(148,564)	141,460	(171,032)	164,050	(61,947)	(16,771)

Net increase (decrease) in contract owners’ equity from operations	(78,622)	97,337	(46,354)	202,735	(83,857)	166,942	(67,077)	7,065

Equity transactions:
Contract purchase payments	272,227	174,718	229,660	242,699	113,740	137,201	19,321	24,806
Transfers (to) and from other subaccounts	(54,975)	26,783	37,790	(94,054)	(59,285)	(109,203)	12,426	80,423
Transfers (to) and from fixed dollar contract	(73,350)	(23,424)	(51,532)	(55,810)	(16,713)	(151,476)	(653)	645
Withdrawals, surrenders and death benefit payments	(180,655)	(200,446)	(397,788)	(287,158)	(149,444)	(124,565)	(19,237)	(5,630)
Surrender charges (note 2)	(2,097)	(6,587)	(3,725)	(4,318)	(1,586)	(3,338)	(164)	(416)
Lapse charges (note 2)	0	0	(385)	0	(103)	0	(76)	0
Cost of insurance and other administrative fees (note 2)	(160,836)	(162,583)	(187,664)	(190,930)	(85,189)	(95,424)	(9,879)	(10,486)

Net equity transactions	(199,686)	(191,539)	(373,644)	(389,571)	(198,580)	(346,805)	1,738	89,342

Net change in contract owners’ equity	(278,308)	(94,202)	(419,998)	(186,836)	(282,437)	(179,863)	(65,339)	96,407
Contract owners’ equity:
Beginning of period	3,085,675	3,179,877	4,516,025	4,702,861	1,960,180	2,140,043	472,662	376,255

End of period	$2,807,367	$3,085,675	$4,096,027	$4,516,025	$1,677,743	$1,960,180	$407,323	$472,662

Change in units:
Beginning units	166,823	176,870	233,506	253,271	99,843	117,530	51,592	41,642

Units purchased	23,139	27,699	36,203	22,841	10,609	11,248	4,807	19,314
Units redeemed	(33,589)	(37,746)	(55,187)	(42,606)	(20,581)	(28,935)	(4,231)	(9,364)

Ending units	156,373	166,823	214,522	233,506	89,871	99,843	52,168	51,592

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Calvert Variable Products, Inc.		Dreyfus Variable Investment Fund - Service Shares
	VP S&P 500 Index Subaccount		Appreciation Subaccount
	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$1,542	$865	$1,859	$1,982
Reinvested capital gains	9,118	4,669	46,375	48,388
Realized gain (loss)	1,664	1,697	189	2,435
Unrealized gain (loss)	(18,867)	16,244	(75,397)	33,458

Net increase (decrease) in contract owners’ equity from operations	(6,543)	23,475	(26,974)	86,263

Equity transactions:
Contract purchase payments	0	0	15,376	16,726
Transfers (to) and from other subaccounts	0	0	(3,707)	(10,774)
Transfers (to) and from fixed dollar contract	(1,194)	(1,604)	(346)	(468)
Withdrawals, surrenders and death benefit payments	(17)	(2,543)	(9,954)	(68,691)
Surrender charges (note 2)	0	(7)	(1,217)	(473)
Lapse charges (note 2)	(121)	0	(6)	(139)
Cost of insurance and other administrative fees (note 2)	(6,212)	(6,690)	(12,610)	(12,883)

Net equity transactions	(7,544)	(10,844)	(12,464)	(76,702)

Net change in contract owners’ equity	(14,087)	12,631	(39,438)	9,561
Contract owners’ equity:
Beginning of period	132,258	119,627	372,255	362,694

End of period	$118,171	$132,258	$332,817	$372,255

Change in units:
Beginning units	6,925	7,551	12,670	15,562

Units purchased	0	0	788	1,016
Units redeemed	(382)	(626)	(1,172)	(3,908)

Ending units	6,543	6,925	12,286	12,670

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Royce Capital Fund - Investment Class				AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Small-Cap Subaccount		Micro-Cap Subaccount		Invesco V.I. International Growth Series II Subaccount
	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$15,113	$28,562	$(11,695)	$8,495	$6,802	$3,640
Reinvested capital gains	73,618	0	130,485	324,176	3,522	0
Realized gain (loss)	(98,477)	(180,098)	(251)	15,871	8,513	3,457
Unrealized gain (loss)	(458,270)	456,739	(365,106)	(210,361)	(99,742)	82,467

Net increase (decrease) in contract owners’ equity from operations	(468,016)	305,203	(246,567)	138,181	(80,905)	89,564

Equity transactions:
Contract purchase payments	242,561	290,652	144,323	166,176	30,020	27,035
Transfers (to) and from other subaccounts	(439,689)	(94,106)	(77,802)	6,311	4,599	61,600
Transfers (to) and from fixed dollar contract	(177,499)	(36,978)	(103,508)	(12,134)	(12,858)	(1,523)
Withdrawals, surrenders and death benefit payments	(490,049)	(396,869)	(244,031)	(216,661)	(41,198)	(7,610)
Surrender charges (note 2)	(13,356)	(13,612)	(6,534)	(8,089)	(128)	(9)
Lapse charges (note 2)	(129)	(737)	(57)	0	0	0
Cost of insurance and other administrative fees (note 2)	(210,145)	(230,846)	(108,732)	(110,486)	(16,896)	(15,106)

Net equity transactions	(1,088,306)	(482,496)	(396,341)	(174,883)	(36,461)	64,387

Net change in contract owners’ equity	(1,556,322)	(177,293)	(642,908)	(36,702)	(117,366)	153,951
Contract owners’ equity:
Beginning of period	6,712,399	6,889,692	3,123,875	3,160,577	556,612	402,661

End of period	$5,156,077	$6,712,399	$2,480,967	$3,123,875	$439,246	$556,612

Change in units:
Beginning units	171,662	184,291	103,767	109,610	41,884	36,909

Units purchased	10,347	14,914	7,622	12,619	3,765	8,282
Units redeemed	(37,064)	(27,543)	(20,099)	(18,462)	(6,376)	(3,307)

Ending units	144,945	171,662	91,290	103,767	39,273	41,884

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Neuberger Berman Advisers Management Trust - Class S		Franklin Templeton Variable Insurance Products Trust - Class 2
	AMT Mid Cap Intrinsic Value Subaccount		Franklin Income VIP Subaccount		Franklin Flex Cap Growth VIP Subaccount		Templeton Foreign VIP Subaccount
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(863)	$(315)	$170,866	$147,101	$(2,147)	$(1,378)	$28,832	$30,867
Reinvested capital gains	8,460	0	0	0	82,598	793	0	0
Realized gain (loss)	9,458	8,683	33,961	34,585	(3,785)	(15,547)	1,089	13,155
Unrealized gain (loss)	(49,806)	23,153	(379,999)	175,075	(68,811)	97,682	(237,758)	168,361

Net increase (decrease) in contract owners’ equity from operations	(32,751)	31,521	(175,172)	356,761	7,855	81,550	(207,837)	212,383

Equity transactions:
Contract purchase payments	17,382	11,065	115,296	134,825	18,968	18,839	46,392	54,771
Transfers (to) and from other subaccounts	0	31,689	(40,726)	(30,468)	84,650	14,118	(9,058)	(108,203)
Transfers (to) and from fixed dollar contract	4,221	(5,270)	(16,706)	(6,477)	(3,746)	1,965	(37,522)	(11,018)
Withdrawals, surrenders and death benefit payments	(30,785)	(38,196)	(239,443)	(349,352)	(28,278)	(26,710)	(61,034)	(80,528)
Surrender charges (note 2)	(148)	(1,267)	(4,532)	(10,610)	(289)	(752)	(1,798)	(2,512)
Lapse charges (note 2)	(255)	0	0	0	(4)	(5)	0	0
Cost of insurance and other administrative fees (note 2)	(10,649)	(11,386)	(134,989)	(140,876)	(16,577)	(12,720)	(49,425)	(52,217)

Net equity transactions	(20,234)	(13,365)	(321,100)	(402,958)	54,724	(5,265)	(112,445)	(199,707)

Net change in contract owners’ equity	(52,985)	18,156	(496,272)	(46,197)	62,579	76,285	(320,282)	12,676
Contract owners’ equity:
Beginning of period	226,309	208,153	4,095,342	4,141,539	399,230	322,945	1,381,356	1,368,680

End of period	$173,324	$226,309	$3,599,070	$4,095,342	$461,809	$399,230	$1,061,074	$1,381,356

Change in units:
Beginning units	11,365	12,072	223,580	246,132	19,282	19,653	99,652	114,365

Units purchased	1,180	2,502	14,963	14,148	4,941	2,407	6,917	9,608
Units redeemed	(2,169)	(3,209)	(31,671)	(36,700)	(2,433)	(2,778)	(15,360)	(24,321)

Ending units	10,376	11,365	206,872	223,580	21,790	19,282	91,209	99,652

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Franklin Templeton Variable Insurance Products Trust - Class 4
	Franklin Income VIP Subaccount		Franklin Flex Cap Growth VIP Subaccount		Templeton Foreign VIP Subaccount		Franklin Founding Funds Allocation VIP Subaccount
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$5,865	$4,880	$(288)	$(213)	$3,484	$2,064	$2,939	$2,443
Reinvested capital gains	0	0	8,539	84	0	0	3,146	5,347
Realized gain (loss)	1,404	573	(363)	(576)	519	292	96	(154)
Unrealized gain (loss)	(14,564)	6,093	(7,298)	8,596	(29,255)	20,154	(19,911)	6,092

Net increase (decrease) in contract owners’ equity from operations	(7,295)	11,546	590	7,891	(25,252)	22,510	(13,730)	13,728

Equity transactions:
Contract purchase payments	15,833	62,885	7,244	7,979	19,713	18,743	8,943	9,386
Transfers (to) and from other subaccounts	(33,841)	31,259	610	0	369	16	0	218
Transfers (to) and from fixed dollar contract	0	0	211	232	2,189	442	552	153
Withdrawals, surrenders and death benefit payments	(5,032)	(16,877)	0	0	(28,511)	0	(7,011)	0
Surrender charges (note 2)	(737)	(1,060)	0	0	(2,455)	0	(93)	0
Lapse charges (note 2)	0	0	0	0	0	(326)	0	0
Cost of insurance and other administrative fees (note 2)	(8,901)	(9,968)	(2,209)	(1,762)	(5,500)	(5,652)	(5,433)	(5,340)

Net equity transactions	(32,678)	66,239	5,856	6,449	(14,195)	13,223	(3,042)	4,417

Net change in contract owners’ equity	(39,973)	77,785	6,446	14,340	(39,447)	35,733	(16,772)	18,145
Contract owners’ equity:
Beginning of period	175,131	97,346	41,971	27,631	169,392	133,659	140,464	122,319

End of period	$135,158	$175,131	$48,417	$41,971	$129,945	$169,392	$123,692	$140,464

Change in units:
Beginning units	8,001	4,836	1,558	1,290	9,393	8,579	6,370	6,154

Units purchased	739	5,059	277	346	1,376	1,239	444	697
Units redeemed	(2,231)	(1,894)	(79)	(78)	(2,174)	(425)	(564)	(481)

Ending units	6,509	8,001	1,756	1,558	8,595	9,393	6,250	6,370

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Federated Insurance Series		ALPS Variable Investors Trust - Class II
	Kaufmann Fund II Service Shares Subaccount		Morningstar Conservative ETF Asset Allocation Subaccount		Morningstar Income & Growth ETF Asset Allocation Subaccount
	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(2,740)	$(1,577)	$9,458	$6,629	$2,135	$1,615
Reinvested capital gains	26,692	31,372	7,683	2,702	5,938	7,168
Realized gain (loss)	5,965	5,227	(4,355)	(3,075)	(762)	(321)
Unrealized gain (loss)	(36,412)	34,093	(28,165)	37,231	(15,045)	4,702

Net increase (decrease) in contract owners’ equity from operations	(6,495)	69,115	(15,379)	43,487	(7,734)	13,164

Equity transactions:
Contract purchase payments	84,679	27,384	25,198	35,440	21,657	24,819
Transfers (to) and from other subaccounts	210,980	47,762	15,633	(12,527)	1,858	944
Transfers (to) and from fixed dollar contract	(15,176)	992	(55,231)	2,755	(941)	(128)
Withdrawals, surrenders and death benefit payments	(20,176)	(59,978)	0	(308,458)	(5,783)	(8,932)
Surrender charges (note 2)	0	(5)	0	(4,179)	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(20,987)	(12,277)	(18,574)	(19,723)	(18,444)	(17,500)

Net equity transactions	239,320	3,878	(32,974)	(306,692)	(1,653)	(797)

Net change in contract owners’ equity	232,825	72,993	(48,353)	(263,205)	(9,387)	12,367
Contract owners’ equity:
Beginning of period	310,815	237,822	570,084	833,289	158,849	146,482

End of period	$543,640	$310,815	$521,731	$570,084	$149,462	$158,849

Change in units:
Beginning units	10,402	10,109	42,125	64,907	9,963	10,026

Units purchased	9,927	6,157	8,860	7,555	1,572	1,749
Units redeemed	(2,711)	(5,864)	(11,201)	(30,337)	(1,670)	(1,812)

Ending units	17,618	10,402	39,784	42,125	9,865	9,963

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	ALPS Variable Investors Trust - Class II
	Morningstar Balanced ETF Asset Allocation Subaccount		Morningstar Growth ETF Asset Allocation Subaccount		Morningstar Aggressive Growth ETF Asset Allocation Subaccount
	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$16,585	$12,855	$42,844	$29,762	$15,842	$12,551
Reinvested capital gains	102,209	72,367	351,257	187,461	124,203	82,343
Realized gain (loss)	5,095	9,553	29,561	56,253	8,101	13,051
Unrealized gain (loss)	(203,062)	41,586	(744,957)	264,186	(298,458)	92,950

Net increase (decrease) in contract owners’ equity from operations	(79,173)	136,361	(321,295)	537,662	(150,312)	200,895

Equity transactions:
Contract purchase payments	33,889	62,201	189,883	181,587	95,721	90,019
Transfers (to) and from other subaccounts	86,695	135,145	0	77,059	23,165	436,758
Transfers (to) and from fixed dollar contract	746	(35,529)	(41,362)	(48,372)	13,054	5,088
Withdrawals, surrenders and death benefit payments	(102,025)	(12,302)	(3,589)	(172,096)	(28,806)	(11,291)
Surrender charges (note 2)	0	(381)	(391)	(128)	(336)	(4,669)
Lapse charges (note 2)	(482)	0	0	(8)	(310)	(137)
Cost of insurance and other administrative fees (note 2)	(39,488)	(66,087)	(104,577)	(101,147)	(35,923)	(30,228)

Net equity transactions	(20,665)	83,047	39,964	(63,105)	66,565	485,540

Net change in contract owners’ equity	(99,838)	219,408	(281,331)	474,557	(83,747)	686,435
Contract owners’ equity:
Beginning of period	1,223,803	1,004,395	3,733,816	3,259,259	1,491,855	805,420

End of period	$1,123,965	$1,223,803	$3,452,485	$3,733,816	$1,408,108	$1,491,855

Change in units:
Beginning units	64,460	59,510	172,887	175,705	64,379	41,329

Units purchased	7,923	12,813	11,766	16,387	6,135	27,207
Units redeemed	(8,771)	(7,863)	(9,505)	(19,205)	(2,993)	(4,157)

Ending units	63,612	64,460	175,148	172,887	67,521	64,379

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2018 and 2017

	Ivy Variable Insurance Portfolios
	VIP Asset Strategy Subaccount		VIP Natural Resources Subaccount		VIP Science and Technology Subaccount
	2018	2017	2018	2017	2018	2017
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$15,503	$13,231	$(726)	$(1,782)	$(14,113)	$(11,545)
Reinvested capital gains	49,234	0	0	0	334,319	166,776
Realized gain (loss)	(7,979)	(51,982)	(7,947)	(16,615)	75,251	66,953
Unrealized gain (loss)	(121,941)	260,367	(99,754)	26,806	(532,546)	274,482

Net increase (decrease) in contract owners’ equity from operations	(65,183)	221,616	(108,427)	8,409	(137,089)	496,666

Equity transactions:
Contract purchase payments	56,296	70,994	25,232	31,851	188,761	115,223
Transfers (to) and from other subaccounts	(18,573)	(193,071)	8,778	(31,217)	122,915	255,532
Transfers (to) and from fixed dollar contract	(75,577)	4,258	(19,041)	4,680	(59,925)	(81,180)
Withdrawals, surrenders and death benefit payments	(88,918)	(56,247)	(37,328)	(20,065)	(73,178)	(129,924)
Surrender charges (note 2)	(599)	(3,264)	(2,674)	(1,478)	(1,934)	(7,543)
Lapse charges (note 2)	0	(487)	(215)	(560)	(166)	(210)
Cost of insurance and other administrative fees (note 2)	(63,641)	(68,083)	(17,210)	(20,125)	(115,277)	(90,913)

Net equity transactions	(191,012)	(245,900)	(42,458)	(36,914)	61,196	60,985

Net change in contract owners’ equity	(256,195)	(24,284)	(150,885)	(28,505)	(75,893)	557,651
Contract owners’ equity:
Beginning of period	1,367,773	1,392,057	499,515	528,020	2,289,114	1,731,463

End of period	$1,111,578	$1,367,773	$348,630	$499,515	$2,213,221	$2,289,114

Change in units:
Beginning units	78,369	93,635	40,870	44,155	62,594	62,087

Units purchased	4,510	6,591	4,401	6,626	12,413	18,976
Units redeemed	(15,018)	(21,857)	(7,834)	(9,911)	(10,664)	(18,469)

Ending units	67,861	78,369	37,437	40,870	64,343	62,594

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Notes to Financial Statements	December 31, 2018

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A.	Organization and Nature of Operations

Ohio National Variable Account R (the “Account”) is a separate account of Ohio National Life Assurance Corporation (“ONLAC”) established as a funding vehicle for variable universal life (“VUL”) insurance policies. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from ONLAC’s other assets and liabilities. The portion of the Account’s assets applicable to the variable insurance life policies is not chargeable with liabilities arising out of any other business ONLAC may conduct.

ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”). The variable life insurance policies are sold by registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of ONLIC and is the principal underwriter of the contracts. ONLAC pays ONEQ a sales commission based on a pre-determined percentage of each purchase payment and ONEQ pays a portion of that fee to broker-dealers. The commission percentage paid to broker-dealers may vary by product.

B.	Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

Ohio National Fund, Inc.: ON Equity, ON Bond, ON Omni, ON International Equity, ON Capital Appreciation, ON Foreign, ON Janus Henderson Forty, ON Janus Henderson Venture, ON Janus Henderson Enterprise, ON S&P 500® Index, ON Federated Strategic Value Dividend, ON Federated High Income Bond, ON ClearBridge Small Cap, ON Nasdaq-100® Index, ON Bristol, ON Bryton Growth, ON ICON Balanced, ON S&P MidCap 400® Index, and ON Bristol Growth

Fidelity® Variable Insurance Products Fund - Service Class: VIP Government Money Market

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Mid Cap, VIP Contrafund®, VIP Growth, VIP Equity-Income, and VIP Real Estate

Janus Aspen Series - Institutional Shares: Janus Henderson Research, Janus Henderson Global Research, and Janus Henderson Balanced

Janus Aspen Series - Service Shares: Janus Henderson Research, Janus Henderson Global Research, Janus Henderson Balanced, and Janus Henderson Overseas

Legg Mason Partners Variable Equity Trust - Class I: ClearBridge Variable Dividend Strategy and ClearBridge Variable Large Cap Value

Wells Fargo Variable Trust: Opportunity and Discovery

Morgan Stanley Variable Insurance Fund, Inc. – Class I: VIF U.S. Real Estate

Morgan Stanley Variable Insurance Fund, Inc. – Class II: VIF Core Plus Fixed Income, VIF U.S. Real Estate, and VIF Growth

Goldman Sachs Variable Insurance Trust - Institutional Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Goldman Sachs Variable Insurance Trust - Service Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Lazard Retirement Series, Inc. - Service Shares: Emerging Markets Equity, U.S. Small-Mid Cap Equity, U.S. Equity Select, and International Equity

The Prudential Series Fund, Inc. - Class II: Jennison 20/20 Focus and Jennison

J.P. Morgan Insurance Trust - Class I: Small Cap Core and Mid Cap Value

MFS® Variable Insurance Trust - Service Class: New Discovery, Mid Cap Growth, and Total Return

MFS® Variable Insurance Trust II - Service Class: Massachusetts Investors Growth Stock

PIMCO Variable Insurance Trust - Administrative Shares: Real Return, Total Return, Global Bond Opportunities, and CommodityRealReturn® Strategy

Calvert Variable Products, Inc.: VP S&P 500 Index

Dreyfus Variable Investment Fund - Service Class: Appreciation

Royce Capital Fund - Investment Class: Small-Cap and Micro-Cap

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. International Growth Series II

Neuberger Berman Advisers Management Trust - S Class: AMT Mid Cap Intrinsic Value

Franklin Templeton Variable Insurance Products Trust - Class 2: Franklin Income VIP, Franklin Flex Cap Growth VIP, and Templeton Foreign VIP

Franklin Templeton Variable Insurance Products Trust - Class 4: Franklin Income VIP, Franklin Flex Cap Growth VIP, Templeton Foreign VIP, and Franklin Founding Funds Allocation VIP

Federated Insurance Series - Service Shares: Kaufmann Fund II

ALPS Variable Investors Trust - Class II: Morningstar Conservative ETF Asset Allocation, Morningstar Income & Growth ETF Asset Allocation, Morningstar Balanced ETF Asset Allocation, Morningstar Growth ETF Asset Allocation, and Morningstar Aggressive Growth ETF Asset Allocation

Ivy Variable Insurance Portfolios: VIP Asset Strategy, VIP Natural Resources, and VIP Science and Technology

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest and financial risks; the issuers’ abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc., in which the Account invests. For these services, ONI recorded net advisory fees of approximately $51.4 million and $48.5 million from Ohio National Fund, Inc. for the periods ended December 31, 2018 and 2017, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract (fixed account) maintained in the general account of ONLAC. The accompanying financial statements include only the contract owners’ premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ONLAC and are paid from its general account.

C.	Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2018.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

D.	Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Securities and Exchange Commission Regulations

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rules on Investment Company Reporting Modernization. The Final Rules, which introduce two new regulatory reporting requirements for investment companies – Form N-Port and Form N-CEN. The Account, as a Unit Investment Trust, has no N-Port filing requirement, but will file its first annual N-CEN in March 2019. That filing has no effect on the Account’s assets, contract owner’s equity, or results of operations.

F.	Recently Issued Accounting Standards

In August 2018, the Financial Accounting Standards Board (the “FASB”) issued ASU 2018-13 “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement”, which modifies the disclosure requirements on fair value measurements included in Topic 820, Fair Value Measurement. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of the ASU on the Account’s financial statements.

G.	Subsequent Events

The Account has evaluated for possible subsequent events through April 1, 2019, which is the date these financial statements were issued, and there are no subsequent events to report.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk of the policies. ONLAC charges the Accounts’ assets for assuming those risks. Such charges will be assessed through the unit value calculation.

At the end of each valuation period, ONLAC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance, and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ONLAC is the risk that the deductions provided for in the variable life insurance policies may be insufficient to cover the actual costs to administer the terms stated in the contracts.

As long as a VUL policy remains in force, and upon receipt of due proof of an insured’s death, death benefit proceeds will be paid from the Account to a designated beneficiary pursuant to the terms of the policy. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date, according to the death benefit option chosen by the policy owner. The amount of the benefit paid beyond the value of the related policy will be paid by ONLAC, and represents an expense of ONLAC rather than the Account.

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to each policy’s current premium allocation choices. The premium expense charge have some of the following components: distribution charge for premiums paid, federal tax charge for premiums paid, and state or local taxes on premium payments. Total premium expense charges assessed by ONLAC amounted to $475,514 and $514,099 for the periods ended December 31, 2018 and 2017, respectively.

A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge. The charges are assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charges.

The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred sales charges were $80,799 and $116,346 for the periods ended December 31, 2018 and 2017 respectively. The contingent deferred insurance underwriting charge varies with the age at issue or increase. The contingent deferred insurance underwriting charges were $352,155 and $421,551 for the periods ended December 31, 2018 and 2017 respectively.

All other fees assessed on contracts, including transfer fees, administrative fees, cost of insurance, maintenance fees, unit loads, and fees for optional riders, are charged to contracts upon the event related to the expense. These charges are also assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The table on the following pages illustrates product and contract level charges:

The following basic charge is assessed through reduction of daily unit values:

Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values	0.75%

The following charges are assessed through the redemption of units:

Premium Expense Charge
Deducted from premiums upon receipt.	1.25% to 7.50%
Premium Taxes
Deducted from premiums upon receipt. Variable depending on state of policy issue.	0% to 6%
Surrender Fees
Of stated surrendered amount upon full surrender, partial surrender, or lapse (per $1,000). Additional fees may be charged if surrender is within the first year of policy.	$7.32 to $60.00
Transfer Fees - per transfer
(currently no charge for the first 4 transfers each contract year)	$3 to $15
Administrative Fees
Upon the partial surrender amount.	the lesser of $25 or 2%
Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. (per $1,000)	$.00008 to $83.33
Maintenance Fee
Deducted monthly.	$5 to $10
Unit Load
Deducted monthly. Charge is based on the issue age of the younger insured.	$0.033 to $0.05
Death Benefit Guarantee Option
Deducted monthly.
Stated amount for 10 year to age 70 guarantee (per $1,000)	$0.01
Stated amount of the guarantee to maturity (per $1,000)	$0.01 to $0.03
Term Rider
Deducted monthly. Provides additional death benefit on the life of the policyholder. (per $1,000)	$0.01 to $83.33
Additional Insured Term
Deducted Monthly. Provides additional death benefit on the life of another person. (per $1,000)	$0.01 to $83.33

Spousal Insured Term
Deducted Monthly. Provides additional death benefit on the life of the insured spouse. (per $1,000)	$0.01 to $83.33
Family Term Life Insurance
Deducted monthly. Provides term insurance coverage on all current and future children. Regardless of the number of children. (per $1,000)	$0.44
Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.90
Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured’s sole cause of death is an accident. (per $1,000)	$0.05 to $0.29
Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. There may be an administrative charge if permitted under state law.	$100
Exchange of Life Insured - per exchange
Allows the insured life to be changed.	$75
Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.02 to $0.19
Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1.00)	$0.01 to $0.18
Preferred Loan Rider
Deducted monthly. Allows a policy loan after 10 years without large out-of-pocket interest charges. Charge is equal to annual charge of 0.20% of Accumulation Value (annualized).	0.20%
Joint Term Life Rider
Deducted monthly. Provides for the purchase of additional second to die term insurance as part or your policy. (per $1,000)	$0.00008 to $83.33
Double Coverage Rider
Deducted monthly. Provides for payment of double the death benefit if both the insureds die within the first four policy years. (per $1,000)	$0.00008 to $83.33
Single Term Life Rider
Deducted monthly. Allows the purchase of additional term life insurance on one of the insureds. (per $1,000)	$0.05 to $83.33
Family Split Option Rider
Deducted monthly. Enables the dividing of a policy into two individual policies in the event of divorce or tax law changes. (per $1,000)	$0.005
Waiver of Premium at First Death
Deducted monthly. Credits a stipulated premium to the policy upon the death of the first insured to die. (per $1,000)	$0.01 to $0.59

Further information regarding fees, terms, and availability is provided in the prospectus for each of the products available through the Account.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of ONLAC, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account upon redemption of the Fund shares. Accordingly, ONLAC does not provide income taxes within the Account.

(4)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:

Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in privately-traded registered mutual funds with readily determinable NAV. The Account has the ability to redeem its interest in the funds with the investee at NAV daily.

Level 2:

Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3:

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The only type of investments used by the subaccounts is open-end 1940 Act mutual funds. These funds are valued using Net Asset Values (NAVs), which are deemed to approximate fair value. As such, all funds are classified as Level 1 investments.

The Account’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end.

There were no transfers into, or out of, Level 1, Level 2, or Level 3 for the period ended December 31, 2018.

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2018 were as follows:

	Purchases	Sales
Ohio National Fund, Inc.:
ON Equity Subaccount	$1,306,548	$2,993,119
ON Bond Subaccount	276,242	901,586
ON Omni Subaccount	569,891	962,828
ON International Equity Subaccount	544,768	1,114,514
ON Capital Appreciation Subaccount	637,024	1,539,411
ON Foreign Subaccount	331,434	594,035
ON Janus Henderson Forty Subaccount	338,001	843,911
ON Janus Henderson Venture Subaccount	540,442	2,094,291
ON Janus Henderson Enterprise Subaccount	521,299	1,452,857
ON S&P 500® Index Subaccount	1,705,238	5,539,853
ON Federated Strategic Value Dividend Subaccount	128,373	490,653
ON Federated High Income Bond Subaccount	212,075	565,777
ON ClearBridge Small Cap Subaccount	258,938	1,074,521
ON Nasdaq-100® Index Subaccount	542,866	828,250
ON Bristol Subaccount	86,390	187,699
ON Bryton Growth Subaccount	82,662	194,285
ON ICON Balanced Subaccount	240,765	331,886
ON S&P MidCap 400® Index Subaccount	67,220	131,505
ON Bristol Growth Subaccount	35,134	6,670
Fidelity® Variable Insurance Products Fund - Service Class:
VIP Government Money Market Subaccount	3,678,839	4,173,045
Fidelity® Variable Insurance Products Fund - Service Class 2:
VIP Mid Cap Subaccount	2,078,965	2,215,914
VIP Contrafund® Subaccount	2,477,978	2,922,956
VIP Growth Subaccount	1,414,491	802,816
VIP Equity-Income Subaccount	667,755	522,937
VIP Real Estate Subaccount	230,116	392,786
Janus Aspen Series - Institutional Shares:
Janus Henderson Research Subaccount	707,403	1,342,999
Janus Henderson Global Research Subaccount	212,860	669,849
Janus Henderson Balanced Subaccount	347,889	530,506
Janus Aspen Series - Service Shares:
Janus Henderson Research Subaccount	245,252	276,682
Janus Henderson Global Research Subaccount	212,645	342,979
Janus Henderson Balanced Subaccount	709,415	793,940
Janus Henderson Overseas Subaccount	627,999	950,261
Legg Mason Partners Variable Equity Trust - Class I:
ClearBridge Variable Dividend Strategy Subaccount	107,344	219,636
ClearBridge Variable Large Cap Value Subaccount	105,255	175,650
Wells Fargo Variable Trust:
Opportunity Subaccount	19,454	43,157
Discovery Subaccount	62,045	118,879
Morgan Stanley Variable Insurance Fund, Inc. - Class I:
VIF U.S. Real Estate Subaccount	121,698	292,214
Morgan Stanley Variable Insurance Fund, Inc. - Class II:
VIF Core Plus Fixed Income Subaccount	47,501	33,450
VIF U.S. Real Estate Subaccount	176,929	403,751
VIF Growth Subaccount	1,164,596	249,055
Goldman Sachs Variable Insurance Trust - Institutional Shares:
Large Cap Value Subaccount	405,279	641,242
U.S. Equity Insights Subaccount	163,401	160,545
Strategic Growth Subaccount	532,964	161,767
Goldman Sachs Variable Insurance Trust - Service Shares:
Large Cap Value Subaccount	32,226	27,493
U.S. Equity Insights Subaccount	7,252	742
Strategic Growth Subaccount	30,563	9,133
Lazard Retirement Series, Inc. - Service Shares:
Emerging Markets Equity Subaccount	662,129	1,025,560
U.S. Small-Mid Cap Equity Subaccount	567,066	459,367
U.S. Equity Select Subaccount	18,590	24,272
International Equity Subaccount	134,543	152,896
The Prudential Series Fund, Inc. - Class II:
Jennison 20/20 Focus Subaccount	244,370	937,235
Jennison Subaccount	161,614	124,137
J.P. Morgan Insurance Trust - Class I:
Small Cap Core Subaccount	118,051	148,991
Mid Cap Value Subaccount	473,583	750,511
MFS® Variable Insurance Trust - Service Class:
New Discovery Subaccount	264,395	186,358
Mid Cap Growth Subaccount	313,399	141,903
Total Return Subaccount	479,519	965,037

	Purchases	Sales
MFS® Variable Insurance Trust II - Service Class:
Massachusetts Investors Growth Stock Subaccount	43,292	135,349
PIMCO Variable Insurance Trust - Administrative Shares:
Real Return Subaccount	482,055	619,607
Total Return Subaccount	825,353	1,061,385
Global Bond Opportunities Subaccount	313,590	398,260
CommodityRealReturn® Strategy Subaccount	49,588	39,679
Calvert Variable Products, Inc.:
VP S&P 500 Index Subaccount	11,656	8,540
Dreyfus Variable Investment Fund - Service Shares:
Appreciation Subaccount	72,466	36,696
Royce Capital Fund - Investment Class:
Small-Cap Subaccount	511,366	1,510,941
Micro-Cap Subaccount	356,408	633,959
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. International Growth Subaccount Series II	58,683	84,820
Neuberger Berman Advisers Management Trust - S Class:
AMT Mid Cap Intrinsic Value Subaccount	32,560	45,197
Franklin Templeton Variable Insurance Products Trust - Class 2:
Franklin Income VIP Subaccount	448,202	598,436
Franklin Flex Cap Growth VIP Subaccount	195,518	60,343
Templeton Foreign VIP Subaccount	122,548	206,161
Franklin Templeton Variable Insurance Products Trust - Class 4:
Franklin Income VIP Subaccount	22,589	49,402
Franklin Flex Cap Growth VIP Subaccount	16,785	2,678
Templeton Foreign VIP Subaccount	27,234	37,945
Franklin Founding Funds Allocation VIP Subaccount	16,503	13,460
Federated Insurance Series - Service Shares:
Kaufmann Fund II Subaccount	356,173	92,901
ALPS Variable Investors Trust - Class II:
Morningstar Conservative ETF Asset Allocation Subaccount	134,614	150,447
Morningstar Income & Growth ETF Asset Allocation Subaccount	33,612	27,192
Morningstar Balanced ETF Asset Allocation Subaccount	269,787	171,658
Morningstar Growth ETF Asset Allocation Subaccount	656,284	222,219
Morningstar Aggressive Growth ETF Asset Allocation Subaccount	280,982	74,372
Ivy Variable Insurance Portfolios:
VIP Asset Strategy Subaccount	148,419	274,694
VIP Natural Resources Subaccount	51,474	94,658
VIP Science and Technology Subaccount	809,682	428,280

(5)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value (fair value represents the contracts in accumulation period) as of December 31, expenses, total return, and investment income ratio for the periods then ended, for the respective subaccounts and products:

		Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
Ohio National Fund, Inc.:	ON Equity Subaccount	2018	313,278	$48.504693	$15,195,469	0.75%	-14.47%	0.00%
Ohio National Fund, Inc.:	ON Equity Subaccount	2017	341,533	$56.709844	$19,368,268	0.75%	13.81%	0.00%
Ohio National Fund, Inc.:	ON Equity Subaccount	2016	370,271	$49.829753	$18,450,508	0.75%	11.87%	0.00%
Ohio National Fund, Inc.:	ON Equity Subaccount	2015	401,592	$44.541770	$17,887,623	0.75%	-4.41%	0.54%
Ohio National Fund, Inc.:	ON Equity Subaccount	2014	431,683	$46.594336	$20,113,962	0.75%	13.22%	0.32%
Ohio National Fund, Inc.:	Money Market Subaccount	2015	318,685	$21.070828	$6,714,962	0.75%	-0.74%	0.00%
Ohio National Fund, Inc.:	Money Market Subaccount	2014	261,920	$21.228851	$5,560,258	0.75%	-0.74%	0.00%
Ohio National Fund, Inc.:	ON Bond Subaccount	2018	78,251	$42.639222	$3,336,546	0.75%	-3.80%	0.00%
Ohio National Fund, Inc.:	ON Bond Subaccount	2017	92,110	$44.323808	$4,082,654	0.75%	5.38%	0.00%
Ohio National Fund, Inc.:	ON Bond Subaccount	2016	108,539	$42.061320	$4,565,297	0.75%	7.09%	0.00%
Ohio National Fund, Inc.:	ON Bond Subaccount	2015	106,353	$39.276562	$4,177,162	0.75%	-2.77%	0.00%
Ohio National Fund, Inc.:	ON Bond Subaccount	2014	108,370	$40.397157	$4,377,845	0.75%	5.10%	0.00%
Ohio National Fund, Inc.:	ON Omni Subaccount	2018	129,584	$52.192000	$6,763,247	0.75%	-15.21%	0.00%
Ohio National Fund, Inc.:	ON Omni Subaccount	2017	134,984	$61.554770	$8,308,935	0.75%	20.16%	0.00%
Ohio National Fund, Inc.:	ON Omni Subaccount	2016	139,387	$51.228783	$7,140,650	0.75%	9.41%	0.00%
Ohio National Fund, Inc.:	ON Omni Subaccount	2015	150,728	$46.821465	$7,057,329	0.75%	1.39%	0.96%
Ohio National Fund, Inc.:	ON Omni Subaccount	2014	151,720	$46.181020	$7,006,595	0.75%	11.29%	0.94%
Ohio National Fund, Inc.:	ON International Equity Subaccount	2018	237,228	$22.019728	$5,223,699	0.75%	-13.98%	0.00%
Ohio National Fund, Inc.:	ON International Equity Subaccount	2017	258,116	$25.597864	$6,607,214	0.75%	25.89%	0.00%
Ohio National Fund, Inc.:	ON International Equity Subaccount	2016	275,588	$20.333739	$5,603,725	0.75%	-5.59%	0.00%
Ohio National Fund, Inc.:	ON International Equity Subaccount	2015	285,949	$21.537273	$6,158,568	0.75%	-1.14%	0.00%
Ohio National Fund, Inc.:	ON International Equity Subaccount	2014	306,689	$21.785633	$6,681,408	0.75%	-10.13%	0.00%
Ohio National Fund, Inc.:	ON Capital Appreciation Subaccount	2018	142,164	$64.275981	$9,137,735	0.75%	-14.23%	0.00%
Ohio National Fund, Inc.:	ON Capital Appreciation Subaccount	2017	153,025	$74.939572	$11,467,655	0.75%	14.95%	0.00%
Ohio National Fund, Inc.:	ON Capital Appreciation Subaccount	2016	166,736	$65.193242	$10,870,060	0.75%	13.81%	0.00%
Ohio National Fund, Inc.:	ON Capital Appreciation Subaccount	2015	183,545	$57.284510	$10,514,265	0.75%	-2.78%	0.69%
Ohio National Fund, Inc.:	ON Capital Appreciation Subaccount	2014	199,740	$58.925066	$11,769,712	0.75%	7.74%	0.25%
Ohio National Fund, Inc.:	ON Foreign Subaccount	2018	90,689	$37.778288	$3,426,086	0.75%	-16.26%	0.00%
Ohio National Fund, Inc.:	ON Foreign Subaccount	2017	96,076	$45.111224	$4,334,104	0.75%	18.95%	0.00%
Ohio National Fund, Inc.:	ON Foreign Subaccount	2016	105,587	$37.923806	$4,004,245	0.75%	-8.23%	0.00%
Ohio National Fund, Inc.:	ON Foreign Subaccount	2015	114,013	$41.323459	$4,711,393	0.75%	8.64%	0.00%
Ohio National Fund, Inc.:	ON Foreign Subaccount	2014	126,904	$38.036612	$4,826,984	0.75%	-9.47%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Forty Subaccount	2018	175,253	$24.749787	$4,337,475	0.75%	4.43%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Forty Subaccount	2017	192,794	$23.699778	$4,569,165	0.75%	26.73%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Forty Subaccount	2016	205,724	$18.701343	$3,847,310	0.75%	2.68%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Forty Subaccount	2015	219,581	$18.213948	$3,999,435	0.75%	9.33%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Forty Subaccount	2014	238,176	$16.660185	$3,968,051	0.75%	8.78%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Venture Subaccount	2018	255,996	$39.980423	$10,234,821	0.75%	-7.07%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Venture Subaccount	2017	287,631	$43.020680	$12,374,093	0.75%	23.06%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Venture Subaccount	2016	309,685	$34.960184	$10,826,659	0.75%	5.61%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Venture Subaccount	2015	339,640	$33.104499	$11,243,602	0.75%	-0.94%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Venture Subaccount	2014	367,786	$33.419477	$12,291,219	0.75%	9.82%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Enterprise Subaccount	2018	163,027	$46.864659	$7,640,184	0.75%	-3.94%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Enterprise Subaccount	2017	179,966	$48.785495	$8,779,728	0.75%	26.16%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Enterprise Subaccount	2016	199,577	$38.670630	$7,717,781	0.75%	0.82%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Enterprise Subaccount	2015	212,022	$38.357709	$8,132,679	0.75%	-5.76%	0.00%
Ohio National Fund, Inc.:	ON Janus Henderson Enterprise Subaccount	2014	232,630	$40.700556	$9,468,174	0.75%	10.68%	0.00%
Ohio National Fund, Inc.:	ON S&P 500® Index Subaccount	2018	633,381	$40.540679	$25,677,707	0.75%	-5.49%	0.00%
Ohio National Fund, Inc.:	ON S&P 500® Index Subaccount	2017	714,726	$42.895431	$30,658,477	0.75%	20.48%	0.00%
Ohio National Fund, Inc.:	ON S&P 500® Index Subaccount	2016	734,433	$35.603398	$26,148,317	0.75%	10.63%	0.00%
Ohio National Fund, Inc.:	ON S&P 500® Index Subaccount	2015	772,518	$32.182979	$24,861,936	0.75%	0.16%	1.37%
Ohio National Fund, Inc.:	ON S&P 500® Index Subaccount	2014	805,976	$32.131280	$25,897,054	0.75%	12.27%	1.26%
Ohio National Fund, Inc.:	ON Federated Strategic Value Dividend Subaccount	2018	83,597	$19.554147	$1,634,678	0.75%	-9.13%	0.00%
Ohio National Fund, Inc.:	ON Federated Strategic Value Dividend Subaccount	2017	100,640	$21.519040	$2,165,674	0.75%	13.77%	0.00%
Ohio National Fund, Inc.:	ON Federated Strategic Value Dividend Subaccount	2016	112,851	$18.915340	$2,134,621	0.75%	10.05%	0.00%
Ohio National Fund, Inc.:	ON Federated Strategic Value Dividend Subaccount	2015	108,213	$17.188023	$1,859,967	0.75%	3.48%	3.15%
Ohio National Fund, Inc.:	ON Federated Strategic Value Dividend Subaccount	2014	89,707	$16.609336	$1,489,971	0.75%	11.57%	6.13%
Ohio National Fund, Inc.:	ON Federated High Income Bond Subaccount	2018	97,592	$27.758764	$2,709,027	0.75%	-3.98%	0.00%
Ohio National Fund, Inc.:	ON Federated High Income Bond Subaccount	2017	109,075	$28.908840	$3,153,223	0.75%	6.17%	0.00%
Ohio National Fund, Inc.:	ON Federated High Income Bond Subaccount	2016	114,301	$27.229434	$3,112,341	0.75%	13.56%	0.00%
Ohio National Fund, Inc.:	ON Federated High Income Bond Subaccount	2015	123,213	$23.977816	$2,954,384	0.75%	-3.79%	0.00%
Ohio National Fund, Inc.:	ON Federated High Income Bond Subaccount	2014	144,784	$24.921205	$3,608,198	0.75%	2.01%	0.00%
Ohio National Fund, Inc.:	ON ClearBridge Small Cap Subaccount	2018	99,995	$22.960949	$2,295,969	0.75%	-9.89%	0.00%
Ohio National Fund, Inc.:	ON ClearBridge Small Cap Subaccount	2017	129,686	$25.480072	$3,304,404	0.75%	11.37%	0.00%
Ohio National Fund, Inc.:	ON ClearBridge Small Cap Subaccount	2016	150,638	$22.878365	$3,446,350	0.75%	27.07%	0.00%
Ohio National Fund, Inc.:	ON ClearBridge Small Cap Subaccount	2015	137,716	$18.004158	$2,479,455	0.75%	-3.19%	0.00%
Ohio National Fund, Inc.:	ON ClearBridge Small Cap Subaccount	2014	149,168	$18.597225	$2,774,113	0.75%	1.69%	0.00%
Ohio National Fund, Inc.:	ON Nasdaq-100® Index Subaccount	2018	149,387	$17.928783	$2,678,319	0.75%	-1.17%	0.00%
Ohio National Fund, Inc.:	ON Nasdaq-100® Index Subaccount	2017	163,517	$18.140207	$2,966,229	0.75%	31.42%	0.00%

		Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
Ohio National Fund, Inc.:	ON Nasdaq-100® Index Subaccount	2016	168,785	$13.802722	$2,329,693	0.75%	5.90%	0.00%
Ohio National Fund, Inc.:	ON Nasdaq-100® Index Subaccount	2015	183,574	$13.033600	$2,392,635	0.75%	8.33%	0.66%
Ohio National Fund, Inc.:	ON Nasdaq-100® Index Subaccount	2014	167,190	$12.031449	$2,011,541	0.75%	17.88%	1.00%
Ohio National Fund, Inc.:	ON Bristol Subaccount	2018	39,335	$26.135592	$1,028,046	0.75%	-18.58%	0.00%
Ohio National Fund, Inc.:	ON Bristol Subaccount	2017	42,270	$32.100859	$1,356,896	0.75%	24.88%	0.00%
Ohio National Fund, Inc.:	ON Bristol Subaccount	2016	42,103	$25.705628	$1,082,290	0.75%	10.94%	0.00%
Ohio National Fund, Inc.:	ON Bristol Subaccount	2015	43,528	$23.170496	$1,008,561	0.75%	3.31%	0.49%
Ohio National Fund, Inc.:	ON Bristol Subaccount	2014	45,197	$22.428444	$1,013,695	0.75%	13.03%	0.39%
Ohio National Fund, Inc.:	ON Bryton Growth Subaccount	2018	43,506	$20.994567	$913,392	0.75%	-5.89%	0.00%
Ohio National Fund, Inc.:	ON Bryton Growth Subaccount	2017	47,778	$22.308294	$1,065,846	0.75%	20.67%	0.00%
Ohio National Fund, Inc.:	ON Bryton Growth Subaccount	2016	53,902	$18.487073	$996,489	0.75%	3.76%	0.00%
Ohio National Fund, Inc.:	ON Bryton Growth Subaccount	2015	56,527	$17.816701	$1,007,128	0.75%	-4.96%	0.00%
Ohio National Fund, Inc.:	ON Bryton Growth Subaccount	2014	65,892	$18.747187	$1,235,285	0.75%	5.38%	0.00%
Ohio National Fund, Inc.:	ON ICON Balanced Subaccount	2018	65,431	$15.295679	$1,000,816	0.75%	-11.25%	0.00%
Ohio National Fund, Inc.:	ON ICON Balanced Subaccount	2017	70,245	$17.233833	$1,210,585	0.75%	10.10%	0.00%
Ohio National Fund, Inc.:	ON ICON Balanced Subaccount	2016	70,854	$15.652402	$1,109,029	0.75%	3.80%	0.00%
Ohio National Fund, Inc.:	ON ICON Balanced Subaccount	2015	79,786	$15.078961	$1,203,094	0.75%	0.71%	1.37%
Ohio National Fund, Inc.:	ON ICON Balanced Subaccount	2014	46,528	$14.972058	$696,615	0.75%	5.21%	0.73%
Ohio National Fund, Inc.:	ON S&P MidCap 400® Index Subaccount	2018	38,074	$14.769620	$562,340	0.75%	-12.12%	0.00%
Ohio National Fund, Inc.:	ON S&P MidCap 400® Index Subaccount	2017	41,538	$16.806202	$698,099	0.75%	14.62%	0.00%
Ohio National Fund, Inc.:	ON S&P MidCap 400® Index Subaccount	2016	40,420	$14.662606	$592,662	0.75%	8.67%	0.00%
Ohio National Fund, Inc.:	ON S&P MidCap 400® Index Subaccount	2015	40,314	$13.492616	$543,939	0.75%	-3.96%	1.46%
Ohio National Fund, Inc.:	ON S&P MidCap 400® Index Subaccount	2014	39,700	$14.049421	$557,765	0.75%	6.64%	1.63%
Ohio National Fund, Inc.:	ON Bristol Growth Subaccount	2018	2,490	$29.598933	$73,694	0.75%	-15.52%	0.00%
Ohio National Fund, Inc.:	ON Bristol Growth Subaccount	2017	1,704	$35.036574	$59,687	0.75%	28.74%	0.00%
Ohio National Fund, Inc.:	ON Bristol Growth Subaccount	2016	2,277	$27.214315	$61,955	0.75%	6.94%	0.00%
Ohio National Fund, Inc.:	ON Bristol Growth Subaccount	2015	2,659	$25.448339	$67,656	0.75%	4.93%	0.43%
Ohio National Fund, Inc.:	ON Bristol Growth Subaccount	2014	2,469	$24.251584	$59,888	0.75%	11.18%	0.31%
Fidelity® Variable Insurance Products Fund - Service Class:	VIP Government Money Market Subaccount	2018	295,258	$21.064314	$6,219,408	0.75%	0.79%	1.53%
Fidelity® Variable Insurance Products Fund - Service Class:	VIP Government Money Market Subaccount	2017	321,239	$20.899008	$6,713,585	0.75%	-0.17%	0.57%
Fidelity® Variable Insurance Products Fund - Service Class:	VIP Government Money Market Subaccount	2016	355,570	$20.934954	$7,443,835	0.75%	-0.53%	0.12%	2/26/2016
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Mid Cap Subaccount	2018	298,406	$38.028985	$11,348,067	0.75%	-15.41%	0.39%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Mid Cap Subaccount	2017	328,460	$44.956982	$14,766,587	0.75%	19.64%	0.49%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Mid Cap Subaccount	2016	348,235	$37.576322	$13,085,377	0.75%	11.09%	0.32%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Mid Cap Subaccount	2015	374,549	$33.825111	$12,669,163	0.75%	-2.36%	0.24%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Mid Cap Subaccount	2014	411,187	$34.642981	$14,244,738	0.75%	5.24%	0.02%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Contrafund® Subaccount	2018	498,093	$27.965244	$13,929,297	0.75%	-7.34%	0.43%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Contrafund® Subaccount	2017	558,162	$30.180062	$16,845,353	0.75%	20.68%	0.77%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Contrafund® Subaccount	2016	603,066	$25.007409	$15,081,119	0.75%	6.93%	0.62%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Contrafund® Subaccount	2015	634,281	$23.387106	$14,834,008	0.75%	-0.33%	0.78%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Contrafund® Subaccount	2014	692,361	$23.464997	$16,246,239	0.75%	10.82%	0.75%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Growth Subaccount	2018	235,885	$18.529270	$4,370,775	0.75%	-1.18%	0.04%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Growth Subaccount	2017	236,222	$18.750011	$4,429,173	0.75%	33.82%	0.08%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Growth Subaccount	2016	245,716	$14.011868	$3,442,942	0.75%	-0.20%	0.00%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Growth Subaccount	2015	257,180	$14.039737	$3,610,738	0.75%	6.11%	0.03%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Growth Subaccount	2014	260,211	$13.231489	$3,442,975	0.75%	10.19%	0.00%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Equity-Income Subaccount	2018	132,748	$23.050206	$3,059,860	0.75%	-9.22%	2.14%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Equity-Income Subaccount	2017	135,220	$25.391794	$3,433,483	0.75%	11.81%	1.49%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Equity-Income Subaccount	2016	137,936	$22.709030	$3,132,387	0.75%	16.83%	2.19%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Equity-Income Subaccount	2015	142,760	$19.437217	$2,774,850	0.75%	-4.95%	2.90%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Equity-Income Subaccount	2014	156,887	$20.449701	$3,208,288	0.75%	7.67%	2.63%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Real Estate Subaccount	2018	29,619	$29.339088	$868,998	0.75%	-7.15%	2.48%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Real Estate Subaccount	2017	37,333	$31.600037	$1,179,715	0.75%	3.00%	1.47%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Real Estate Subaccount	2016	44,846	$30.679371	$1,375,859	0.75%	4.68%	1.40%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Real Estate Subaccount	2015	40,437	$29.307894	$1,185,114	0.75%	2.72%	1.43%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Real Estate Subaccount	2014	53,746	$28.532315	$1,533,492	0.75%	28.83%	1.70%
Janus Aspen Series - Institutional Shares:	Janus Henderson Research Subaccount	2018	361,705	$19.910478	$7,201,718	0.75%	-3.31%	0.54%
Janus Aspen Series - Institutional Shares:	Janus Henderson Research Subaccount	2017	409,057	$20.591230	$8,422,995	0.75%	26.93%	0.40%
Janus Aspen Series - Institutional Shares:	Janus Henderson Research Subaccount	2016	428,745	$16.222328	$6,955,240	0.75%	-0.25%	0.54%
Janus Aspen Series - Institutional Shares:	Janus Henderson Research Subaccount	2015	460,865	$16.262588	$7,494,861	0.75%	4.56%	0.63%
Janus Aspen Series - Institutional Shares:	Janus Henderson Research Subaccount	2014	481,721	$15.553192	$7,492,295	0.75%	12.15%	0.37%
Janus Aspen Series - Institutional Shares:	Janus Henderson Global Research Subaccount	2018	142,180	$16.884995	$2,400,702	0.75%	-7.56%	1.11%
Janus Aspen Series - Institutional Shares:	Janus Henderson Global Research Subaccount	2017	167,656	$18.266568	$3,062,502	0.75%	26.08%	0.82%
Janus Aspen Series - Institutional Shares:	Janus Henderson Global Research Subaccount	2016	174,780	$14.487508	$2,532,120	0.75%	1.31%	1.08%
Janus Aspen Series - Institutional Shares:	Janus Henderson Global Research Subaccount	2015	191,037	$14.300800	$2,731,976	0.75%	-3.01%	0.65%
Janus Aspen Series - Institutional Shares:	Janus Henderson Global Research Subaccount	2014	200,349	$14.745195	$2,954,181	0.75%	6.64%	1.08%
Janus Aspen Series - Institutional Shares:	Janus Henderson Balanced Subaccount	2018	77,563	$29.599486	$2,295,826	0.75%	-0.07%	2.15%
Janus Aspen Series - Institutional Shares:	Janus Henderson Balanced Subaccount	2017	86,956	$29.620860	$2,575,707	0.75%	17.55%	1.61%
Janus Aspen Series - Institutional Shares:	Janus Henderson Balanced Subaccount	2016	95,571	$25.198219	$2,408,208	0.75%	3.82%	2.24%

		Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
Janus Aspen Series - Institutional Shares:	Janus Henderson Balanced Subaccount	2015	102,771	$24.270156	$2,494,259	0.75%	-0.13%	1.58%
Janus Aspen Series - Institutional Shares:	Janus Henderson Balanced Subaccount	2014	112,195	$24.301391	$2,726,494	0.75%	7.70%	1.75%
Janus Aspen Series - Service Shares:	Janus Henderson Research Subaccount	2018	151,044	$15.511245	$2,342,875	0.75%	-3.57%	0.36%
Janus Aspen Series - Service Shares:	Janus Henderson Research Subaccount	2017	160,084	$16.084818	$2,574,920	0.75%	26.61%	0.25%
Janus Aspen Series - Service Shares:	Janus Henderson Research Subaccount	2016	164,863	$12.704499	$2,094,498	0.75%	-0.47%	0.38%
Janus Aspen Series - Service Shares:	Janus Henderson Research Subaccount	2015	176,502	$12.765119	$2,253,071	0.75%	4.29%	0.45%
Janus Aspen Series - Service Shares:	Janus Henderson Research Subaccount	2014	186,507	$12.239625	$2,282,775	0.75%	11.89%	0.22%
Janus Aspen Series - Service Shares:	Janus Henderson Global Research Subaccount	2018	188,857	$11.714648	$2,212,389	0.75%	-7.78%	0.97%
Janus Aspen Series - Service Shares:	Janus Henderson Global Research Subaccount	2017	199,463	$12.702698	$2,533,713	0.75%	25.74%	0.69%
Janus Aspen Series - Service Shares:	Janus Henderson Global Research Subaccount	2016	201,752	$10.102183	$2,038,136	0.75%	1.06%	0.95%
Janus Aspen Series - Service Shares:	Janus Henderson Global Research Subaccount	2015	207,337	$9.996231	$2,072,593	0.75%	-3.26%	0.52%
Janus Aspen Series - Service Shares:	Janus Henderson Global Research Subaccount	2014	230,119	$10.332875	$2,377,793	0.75%	6.38%	0.96%
Janus Aspen Series - Service Shares:	Janus Henderson Balanced Subaccount	2018	181,792	$26.372797	$4,794,354	0.75%	-0.32%	1.80%
Janus Aspen Series - Service Shares:	Janus Henderson Balanced Subaccount	2017	191,704	$26.457519	$5,072,011	0.75%	17.26%	1.42%
Janus Aspen Series - Service Shares:	Janus Henderson Balanced Subaccount	2016	184,320	$22.563535	$4,158,901	0.75%	3.55%	1.91%
Janus Aspen Series - Service Shares:	Janus Henderson Balanced Subaccount	2015	206,561	$21.790630	$4,501,095	0.75%	-0.34%	1.38%
Janus Aspen Series - Service Shares:	Janus Henderson Balanced Subaccount	2014	213,288	$21.864278	$4,663,380	0.75%	7.43%	1.52%
Janus Aspen Series - Service Shares:	Janus Henderson Overseas Subaccount	2018	143,730	$26.006699	$3,737,935	0.75%	-15.77%	1.66%
Janus Aspen Series - Service Shares:	Janus Henderson Overseas Subaccount	2017	155,170	$30.876389	$4,791,101	0.75%	29.83%	1.58%
Janus Aspen Series - Service Shares:	Janus Henderson Overseas Subaccount	2016	159,014	$23.781562	$3,781,597	0.75%	-7.40%	4.68%
Janus Aspen Series - Service Shares:	Janus Henderson Overseas Subaccount	2015	162,474	$25.682530	$4,172,745	0.75%	-9.48%	0.50%
Janus Aspen Series - Service Shares:	Janus Henderson Overseas Subaccount	2014	176,915	$28.373125	$5,019,621	0.75%	-12.76%	2.96%
Legg Mason Partners Variable Equity Trust - Class I:	ClearBridge Variable Dividend Strategy Subaccount	2018	10,702	$20.317338	$217,446	0.75%	-5.57%	1.39%
Legg Mason Partners Variable Equity Trust - Class I:	ClearBridge Variable Dividend Strategy Subaccount	2017	16,775	$21.515696	$360,933	0.75%	18.29%	1.40%
Legg Mason Partners Variable Equity Trust - Class I:	ClearBridge Variable Dividend Strategy Subaccount	2016	18,811	$18.188998	$342,157	0.75%	14.13%	2.42%
Legg Mason Partners Variable Equity Trust - Class I:	ClearBridge Variable Dividend Strategy Subaccount	2015	6,508	$15.936735	$103,722	0.75%	-5.01%	1.72%
Legg Mason Partners Variable Equity Trust - Class I:	ClearBridge Variable Dividend Strategy Subaccount	2014	7,734	$16.778042	$129,769	0.75%	12.77%	2.37%
Legg Mason Partners Variable Equity Trust - Class I:	ClearBridge Variable Large Cap Value Subaccount	2018	25,728	$19.053730	$490,208	0.75%	-9.56%	1.41%
Legg Mason Partners Variable Equity Trust - Class I:	ClearBridge Variable Large Cap Value Subaccount	2017	30,956	$21.066928	$652,140	0.75%	13.98%	1.37%
Legg Mason Partners Variable Equity Trust - Class I:	ClearBridge Variable Large Cap Value Subaccount	2016	32,213	$18.482481	$595,370	0.75%	12.16%	1.60%
Legg Mason Partners Variable Equity Trust - Class I:	ClearBridge Variable Large Cap Value Subaccount	2015	30,972	$16.478719	$510,384	0.75%	-3.59%	1.50%
Legg Mason Partners Variable Equity Trust - Class I:	ClearBridge Variable Large Cap Value Subaccount	2014	41,653	$17.092478	$711,955	0.75%	10.88%	2.91%
Wells Fargo Variable Trust:	Opportunity Subaccount	2018	4,952	$31.920768	$158,078	0.75%	-7.84%	0.19%
Wells Fargo Variable Trust:	Opportunity Subaccount	2017	6,096	$34.636520	$211,143	0.75%	19.54%	0.67%
Wells Fargo Variable Trust:	Opportunity Subaccount	2016	6,660	$28.973807	$192,969	0.75%	11.39%	2.06%
Wells Fargo Variable Trust:	Opportunity Subaccount	2015	8,623	$26.010386	$224,293	0.75%	-3.81%	0.12%
Wells Fargo Variable Trust:	Opportunity Subaccount	2014	10,538	$27.039426	$284,936	0.75%	9.60%	0.06%
Wells Fargo Variable Trust:	Small Cap Value Subaccount	2015	2,516	$20.092028	$50,557	0.75%	-11.30%	0.25%
Wells Fargo Variable Trust:	Small Cap Value Subaccount	2014	2,570	$22.651371	$58,221	0.75%	3.68%	0.31%
Wells Fargo Variable Trust:	Discovery Subaccount	2018	16,679	$23.322946	$388,993	0.75%	-7.76%	0.00%
Wells Fargo Variable Trust:	Discovery Subaccount	2017	21,023	$25.284574	$531,549	0.75%	28.17%	0.00%
Wells Fargo Variable Trust:	Discovery Subaccount	2016	22,522	$19.727208	$444,289	0.75%	6.84%	0.00%
Wells Fargo Variable Trust:	Discovery Subaccount	2015	25,170	$18.463516	$464,719	0.75%	-2.20%	0.00%
Wells Fargo Variable Trust:	Discovery Subaccount	2014	27,017	$18.878137	$510,037	0.75%	-0.39%	0.00%
Morgan Stanley Variable Insurance Fund, Inc. - Class I:	VIF U.S. Real Estate Subaccount	2018	19,710	$54.492318	$1,074,057	0.75%	-8.41%	2.72%
Morgan Stanley Variable Insurance Fund, Inc. - Class I:	VIF U.S. Real Estate Subaccount	2017	23,075	$59.493282	$1,372,811	0.75%	2.34%	1.52%
Morgan Stanley Variable Insurance Fund, Inc. - Class I:	VIF U.S. Real Estate Subaccount	2016	25,975	$58.130752	$1,509,938	0.75%	6.02%	1.30%
Morgan Stanley Variable Insurance Fund, Inc. - Class I:	VIF U.S. Real Estate Subaccount	2015	26,596	$54.831183	$1,458,279	0.75%	1.41%	1.32%
Morgan Stanley Variable Insurance Fund, Inc. - Class I:	VIF U.S. Real Estate Subaccount	2014	31,110	$54.068787	$1,682,099	0.75%	28.76%	1.44%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF Core Plus Fixed Income Subaccount	2018	19,395	$17.279555	$335,128	0.75%	-1.65%	2.34%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF Core Plus Fixed Income Subaccount	2017	18,898	$17.569842	$332,044	0.75%	5.11%	2.93%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF Core Plus Fixed Income Subaccount	2016	17,339	$16.715931	$289,839	0.75%	5.07%	1.71%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF Core Plus Fixed Income Subaccount	2015	17,970	$15.909047	$285,879	0.75%	-1.57%	3.32%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF Core Plus Fixed Income Subaccount	2014	20,918	$16.162865	$338,090	0.75%	6.76%	2.92%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF U.S. Real Estate Subaccount	2018	43,492	$35.391450	$1,539,228	0.75%	-8.66%	2.46%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF U.S. Real Estate Subaccount	2017	50,442	$38.746093	$1,954,447	0.75%	2.11%	1.25%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF U.S. Real Estate Subaccount	2016	54,400	$37.947194	$2,064,324	0.75%	5.75%	1.08%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF U.S. Real Estate Subaccount	2015	55,570	$35.882519	$1,993,983	0.75%	1.16%	1.13%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF U.S. Real Estate Subaccount	2014	60,312	$35.469793	$2,139,262	0.75%	28.46%	1.23%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF Growth Subaccount	2018	35,647	$34.192557	$1,218,870	0.75%	6.49%	0.00%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF Growth Subaccount	2017	17,407	$32.107347	$558,887	0.75%	41.76%	0.00%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF Growth Subaccount	2016	16,255	$22.649025	$368,167	0.75%	-2.65%	0.00%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF Growth Subaccount	2015	17,990	$23.266120	$418,562	0.75%	11.13%	0.00%
Morgan Stanley Variable Insurance Fund, Inc. - Class II:	VIF Growth Subaccount	2014	15,259	$20.935075	$319,443	0.75%	5.30%	0.00%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Large Cap Value Subaccount	2018	145,851	$18.736807	$2,732,775	0.75%	-9.14%	1.24%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Large Cap Value Subaccount	2017	166,343	$20.621789	$3,430,295	0.75%	9.04%	1.62%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Large Cap Value Subaccount	2016	186,529	$18.912174	$3,527,665	0.75%	10.75%	2.23%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Large Cap Value Subaccount	2015	195,691	$17.076291	$3,341,682	0.75%	-5.12%	1.38%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Large Cap Value Subaccount	2014	209,622	$17.998551	$3,772,898	0.75%	12.10%	1.40%

		Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
Goldman Sachs Variable Insurance Trust - Institutional Shares:	U.S. Equity Insights Subaccount	2018	27,828	$21.906509	$609,605	0.75%	-6.90%	1.15%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	U.S. Equity Insights Subaccount	2017	31,831	$23.529126	$748,946	0.75%	23.15%	1.38%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	U.S. Equity Insights Subaccount	2016	36,823	$19.106594	$703,568	0.75%	9.91%	1.25%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	U.S. Equity Insights Subaccount	2015	40,351	$17.384111	$701,463	0.75%	-0.94%	1.36%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	U.S. Equity Insights Subaccount	2014	38,035	$17.548914	$667,466	0.75%	15.50%	1.55%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Strategic Growth Subaccount	2018	37,661	$21.918587	$825,467	0.75%	-1.78%	0.44%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Strategic Growth Subaccount	2017	39,187	$22.315507	$874,467	0.75%	29.69%	0.49%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Strategic Growth Subaccount	2016	44,852	$17.206666	$771,760	0.75%	1.22%	0.66%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Strategic Growth Subaccount	2015	44,752	$16.998654	$760,720	0.75%	2.63%	0.33%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Strategic Growth Subaccount	2014	52,370	$16.563532	$867,436	0.75%	12.79%	0.37%
Goldman Sachs Variable Insurance Trust - Service Shares:	Large Cap Value Subaccount	2018	7,225	$20.650648	$149,200	0.75%	-9.40%	1.05%
Goldman Sachs Variable Insurance Trust - Service Shares:	Large Cap Value Subaccount	2017	7,449	$22.794361	$169,807	0.75%	8.74%	1.94%
Goldman Sachs Variable Insurance Trust - Service Shares:	Large Cap Value Subaccount	2016	3,183	$20.961353	$66,728	0.75%	10.45%	1.27%
Goldman Sachs Variable Insurance Trust - Service Shares:	Large Cap Value Subaccount	2015	4,561	$18.977399	$86,556	0.75%	-5.29%	1.13%
Goldman Sachs Variable Insurance Trust - Service Shares:	Large Cap Value Subaccount	2014	4,955	$20.038339	$99,293	0.75%	11.77%	1.26%
Goldman Sachs Variable Insurance Trust - Service Shares:	U.S. Equity Insights Subaccount	2018	876	$29.615349	$25,942	0.75%	-7.06%	0.98%
Goldman Sachs Variable Insurance Trust - Service Shares:	U.S. Equity Insights Subaccount	2017	808	$31.864179	$25,760	0.75%	22.89%	1.28%
Goldman Sachs Variable Insurance Trust - Service Shares:	U.S. Equity Insights Subaccount	2016	333	$25.929956	$8,628	0.75%	9.65%	1.16%
Goldman Sachs Variable Insurance Trust - Service Shares:	U.S. Equity Insights Subaccount	2015	290	$23.648436	$6,855	0.75%	-1.15%	1.11%
Goldman Sachs Variable Insurance Trust - Service Shares:	U.S. Equity Insights Subaccount	2014	302	$23.923016	$7,224	0.75%	15.32%	1.45%
Goldman Sachs Variable Insurance Trust - Service Shares:	Strategic Growth Subaccount	2018	1,491	$33.285566	$49,614	0.75%	-2.06%	0.00%
Goldman Sachs Variable Insurance Trust - Service Shares:	Strategic Growth Subaccount	2017	1,561	$33.986950	$53,046	0.75%	29.40%	0.29%
Goldman Sachs Variable Insurance Trust - Service Shares:	Strategic Growth Subaccount	2016	1,383	$26.266030	$36,315	0.75%	0.93%	0.41%
Goldman Sachs Variable Insurance Trust - Service Shares:	Strategic Growth Subaccount	2015	1,363	$26.022736	$35,475	0.75%	2.37%	0.12%
Goldman Sachs Variable Insurance Trust - Service Shares:	Strategic Growth Subaccount	2014	836	$25.419423	$21,248	0.75%	12.54%	0.19%
Lazard Retirement Series, Inc. - Service Shares:	Emerging Markets Equity Subaccount	2018	116,865	$36.018119	$4,209,246	0.75%	-19.17%	1.83%
Lazard Retirement Series, Inc. - Service Shares:	Emerging Markets Equity Subaccount	2017	126,577	$44.558167	$5,640,036	0.75%	26.88%	1.72%
Lazard Retirement Series, Inc. - Service Shares:	Emerging Markets Equity Subaccount	2016	138,849	$35.119185	$4,876,271	0.75%	19.88%	1.06%
Lazard Retirement Series, Inc. - Service Shares:	Emerging Markets Equity Subaccount	2015	148,269	$29.295160	$4,343,575	0.75%	-20.65%	1.07%
Lazard Retirement Series, Inc. - Service Shares:	Emerging Markets Equity Subaccount	2014	167,248	$36.919281	$6,174,667	0.75%	-5.35%	1.63%
Lazard Retirement Series, Inc. - Service Shares:	U.S. Small-Mid Cap Equity Subaccount	2018	78,167	$38.541611	$3,012,694	0.75%	-13.89%	0.02%
Lazard Retirement Series, Inc. - Service Shares:	U.S. Small-Mid Cap Equity Subaccount	2017	83,343	$44.758057	$3,730,269	0.75%	13.10%	0.36%
Lazard Retirement Series, Inc. - Service Shares:	U.S. Small-Mid Cap Equity Subaccount	2016	87,144	$39.573948	$3,448,635	0.75%	14.92%	0.00%
Lazard Retirement Series, Inc. - Service Shares:	U.S. Small-Mid Cap Equity Subaccount	2015	93,185	$34.435634	$3,208,896	0.75%	-3.11%	0.00%
Lazard Retirement Series, Inc. - Service Shares:	U.S. Small-Mid Cap Equity Subaccount	2014	98,607	$35.541221	$3,504,596	0.75%	10.20%	0.00%
Lazard Retirement Series, Inc. - Service Shares:	U.S. Equity Select Subaccount	2018	3,902	$18.938506	$73,892	0.75%	-4.04%	0.69%
Lazard Retirement Series, Inc. - Service Shares:	U.S. Equity Select Subaccount	2017	4,575	$19.735823	$90,290	0.75%	17.23%	1.66%
Lazard Retirement Series, Inc. - Service Shares:	U.S. Equity Select Subaccount	2016	4,283	$16.835674	$72,113	0.75%	8.61%	0.12%
Lazard Retirement Series, Inc. - Service Shares:	U.S. Equity Select Subaccount	2015	5,028	$15.501277	$77,937	0.75%	-6.14%	0.45%
Lazard Retirement Series, Inc. - Service Shares:	U.S. Equity Select Subaccount	2014	4,930	$16.516085	$81,420	0.75%	13.86%	0.81%
Lazard Retirement Series, Inc. - Service Shares:	International Equity Subaccount	2018	54,533	$11.763176	$641,478	0.75%	-14.56%	1.52%
Lazard Retirement Series, Inc. - Service Shares:	International Equity Subaccount	2017	59,163	$13.767068	$814,504	0.75%	21.43%	2.61%
Lazard Retirement Series, Inc. - Service Shares:	International Equity Subaccount	2016	55,878	$11.337845	$633,532	0.75%	-5.00%	1.34%
Lazard Retirement Series, Inc. - Service Shares:	International Equity Subaccount	2015	53,085	$11.934576	$633,547	0.75%	0.99%	1.77%
Lazard Retirement Series, Inc. - Service Shares:	International Equity Subaccount	2014	30,529	$11.817518	$360,782	0.75%	-4.92%	1.58%
The Prudential Series Fund, Inc. - Class II:	Jennison 20/20 Focus Subaccount	2018	94,531	$39.311933	$3,716,199	0.75%	-6.43%	0.00%
The Prudential Series Fund, Inc. - Class II:	Jennison 20/20 Focus Subaccount	2017	109,803	$42.012948	$4,613,165	0.75%	28.78%	0.00%
The Prudential Series Fund, Inc. - Class II:	Jennison 20/20 Focus Subaccount	2016	120,509	$32.623383	$3,931,419	0.75%	0.48%	0.00%
The Prudential Series Fund, Inc. - Class II:	Jennison 20/20 Focus Subaccount	2015	129,960	$32.468447	$4,219,589	0.75%	5.08%	0.00%
The Prudential Series Fund, Inc. - Class II:	Jennison 20/20 Focus Subaccount	2014	156,020	$30.900236	$4,821,048	0.75%	5.91%	0.00%
The Prudential Series Fund, Inc. - Class II:	Jennison Subaccount	2018	14,352	$39.566546	$567,845	0.75%	-1.92%	0.00%
The Prudential Series Fund, Inc. - Class II:	Jennison Subaccount	2017	13,374	$40.340643	$539,517	0.75%	35.12%	0.00%
The Prudential Series Fund, Inc. - Class II:	Jennison Subaccount	2016	12,188	$29.855217	$363,869	0.75%	-2.02%	0.00%
The Prudential Series Fund, Inc. - Class II:	Jennison Subaccount	2015	11,321	$30.472163	$344,976	0.75%	10.20%	0.00%
The Prudential Series Fund, Inc. - Class II:	Jennison Subaccount	2014	10,585	$27.650746	$292,693	0.75%	8.77%	0.00%
J.P. Morgan Insurance Trust - Class I:	Small Cap Core Subaccount	2018	19,100	$32.615532	$622,959	0.75%	-12.59%	0.38%
J.P. Morgan Insurance Trust - Class I:	Small Cap Core Subaccount	2017	21,112	$37.312660	$787,728	0.75%	14.37%	0.32%
J.P. Morgan Insurance Trust - Class I:	Small Cap Core Subaccount	2016	22,476	$32.624144	$733,253	0.75%	19.32%	0.53%
J.P. Morgan Insurance Trust - Class I:	Small Cap Core Subaccount	2015	22,880	$27.341793	$625,560	0.75%	-5.99%	0.15%
J.P. Morgan Insurance Trust - Class I:	Small Cap Core Subaccount	2014	27,329	$29.082816	$794,793	0.75%	8.78%	0.15%
J.P. Morgan Insurance Trust - Class I:	Mid Cap Value Subaccount	2018	95,394	$43.739504	$4,172,472	0.75%	-12.50%	0.96%
J.P. Morgan Insurance Trust - Class I:	Mid Cap Value Subaccount	2017	102,812	$49.985749	$5,139,146	0.75%	12.92%	0.80%
J.P. Morgan Insurance Trust - Class I:	Mid Cap Value Subaccount	2016	110,596	$44.266577	$4,895,719	0.75%	13.84%	0.86%
J.P. Morgan Insurance Trust - Class I:	Mid Cap Value Subaccount	2015	114,542	$38.884494	$4,453,973	0.75%	-3.38%	1.00%
J.P. Morgan Insurance Trust - Class I:	Mid Cap Value Subaccount	2014	123,213	$40.244704	$4,958,691	0.75%	14.25%	0.79%
MFS® Variable Insurance Trust - Service Class:	New Discovery Subaccount	2018	17,376	$29.868558	$519,009	0.75%	-2.45%	0.00%
MFS® Variable Insurance Trust - Service Class:	New Discovery Subaccount	2017	17,641	$30.619534	$540,160	0.75%	25.39%	0.00%
MFS® Variable Insurance Trust - Service Class:	New Discovery Subaccount	2016	18,391	$24.418649	$449,091	0.75%	7.99%	0.00%
MFS® Variable Insurance Trust - Service Class:	New Discovery Subaccount	2015	20,032	$22.612217	$452,960	0.75%	-2.87%	0.00%

		Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
MFS® Variable Insurance Trust - Service Class:	New Discovery Subaccount	2014	20,104	$23.281318	$468,055	0.75%	-8.18%	0.00%
MFS® Variable Insurance Trust - Service Class:	Investors Growth Stock Subaccount	2014	17,099	$19.408438	$331,865	0.75%	10.29%	0.29%
MFS® Variable Insurance Trust - Service Class:	Mid Cap Growth Subaccount	2018	32,890	$20.013758	$658,252	0.75%	0.20%	0.00%
MFS® Variable Insurance Trust - Service Class:	Mid Cap Growth Subaccount	2017	29,939	$19.974155	$598,012	0.75%	25.74%	0.00%
MFS® Variable Insurance Trust - Service Class:	Mid Cap Growth Subaccount	2016	30,268	$15.885710	$480,822	0.75%	3.84%	0.00%
MFS® Variable Insurance Trust - Service Class:	Mid Cap Growth Subaccount	2015	28,682	$15.298686	$438,804	0.75%	3.66%	0.00%
MFS® Variable Insurance Trust - Service Class:	Mid Cap Growth Subaccount	2014	36,301	$14.759223	$535,770	0.75%	7.75%	0.00%
MFS® Variable Insurance Trust - Service Class:	Total Return Subaccount	2018	110,515	$21.726674	$2,401,115	0.75%	-6.58%	1.89%
MFS® Variable Insurance Trust - Service Class:	Total Return Subaccount	2017	138,624	$23.255907	$3,223,825	0.75%	11.19%	2.16%
MFS® Variable Insurance Trust - Service Class:	Total Return Subaccount	2016	136,721	$20.914799	$2,859,487	0.75%	8.01%	2.70%
MFS® Variable Insurance Trust - Service Class:	Total Return Subaccount	2015	140,298	$19.364617	$2,716,818	0.75%	-1.32%	2.36%
MFS® Variable Insurance Trust - Service Class:	Total Return Subaccount	2014	147,735	$19.623565	$2,899,094	0.75%	7.43%	1.70%
MFS® Variable Insurance Trust II - Service Class:	Massachusetts Investors Growth Stock Subaccount	2018	21,208	$13.042041	$276,598	0.75%	-0.18%	0.30%
MFS® Variable Insurance Trust II - Service Class:	Massachusetts Investors Growth Stock Subaccount	2017	28,856	$13.065121	$377,012	0.75%	27.15%	0.43%
MFS® Variable Insurance Trust II - Service Class:	Massachusetts Investors Growth Stock Subaccount	2016	29,428	$10.275383	$302,385	0.75%	5.05%	0.38%
MFS® Variable Insurance Trust II - Service Class:	Massachusetts Investors Growth Stock Subaccount	2015	30,651	$9.781056	$299,801	0.75%	-2.19%	0.61%	3/27/2015
PIMCO Variable Insurance Trust - Administrative Shares:	Real Return Subaccount	2018	156,373	$17.953072	$2,807,367	0.75%	-2.94%	2.50%
PIMCO Variable Insurance Trust - Administrative Shares:	Real Return Subaccount	2017	166,823	$18.496702	$3,085,675	0.75%	2.88%	2.37%
PIMCO Variable Insurance Trust - Administrative Shares:	Real Return Subaccount	2016	176,870	$17.978625	$3,179,877	0.75%	4.42%	2.28%
PIMCO Variable Insurance Trust - Administrative Shares:	Real Return Subaccount	2015	176,464	$17.217971	$3,038,358	0.75%	-3.43%	3.91%
PIMCO Variable Insurance Trust - Administrative Shares:	Real Return Subaccount	2014	200,953	$17.829572	$3,582,913	0.75%	2.33%	1.43%
PIMCO Variable Insurance Trust - Administrative Shares:	Total Return Subaccount	2018	214,522	$19.093751	$4,096,027	0.75%	-1.27%	2.54%
PIMCO Variable Insurance Trust - Administrative Shares:	Total Return Subaccount	2017	233,506	$19.340102	$4,516,025	0.75%	4.16%	2.02%
PIMCO Variable Insurance Trust - Administrative Shares:	Total Return Subaccount	2016	253,271	$18.568481	$4,702,861	0.75%	1.92%	2.08%
PIMCO Variable Insurance Trust - Administrative Shares:	Total Return Subaccount	2015	257,349	$18.218739	$4,688,581	0.75%	-0.28%	4.84%
PIMCO Variable Insurance Trust - Administrative Shares:	Total Return Subaccount	2014	286,821	$18.269595	$5,240,101	0.75%	3.51%	2.19%
PIMCO Variable Insurance Trust - Administrative Shares:	Global Bond Opportunities Subaccount	2018	89,871	$18.668299	$1,677,743	0.75%	-4.91%	6.34%
PIMCO Variable Insurance Trust - Administrative Shares:	Global Bond Opportunities Subaccount	2017	99,843	$19.632688	$1,960,180	0.75%	7.82%	1.91%
PIMCO Variable Insurance Trust - Administrative Shares:	Global Bond Opportunities Subaccount	2016	117,530	$18.208449	$2,140,043	0.75%	3.27%	1.50%
PIMCO Variable Insurance Trust - Administrative Shares:	Global Bond Opportunities Subaccount	2015	146,452	$17.631910	$2,582,223	0.75%	-4.74%	1.84%
PIMCO Variable Insurance Trust - Administrative Shares:	Global Bond Opportunities Subaccount	2014	165,234	$18.508350	$3,058,200	0.75%	1.51%	2.46%
PIMCO Variable Insurance Trust - Administrative Shares:	CommodityRealReturn® Strategy Subaccount	2018	52,168	$7.807904	$407,323	0.75%	-14.78%	2.10%
PIMCO Variable Insurance Trust - Administrative Shares:	CommodityRealReturn® Strategy Subaccount	2017	51,592	$9.161537	$472,662	0.75%	1.39%	11.74%
PIMCO Variable Insurance Trust - Administrative Shares:	CommodityRealReturn® Strategy Subaccount	2016	41,642	$9.035566	$376,255	0.75%	14.30%	1.15%
PIMCO Variable Insurance Trust - Administrative Shares:	CommodityRealReturn® Strategy Subaccount	2015	32,919	$7.905254	$260,236	0.75%	-26.26%	4.57%
PIMCO Variable Insurance Trust - Administrative Shares:	CommodityRealReturn® Strategy Subaccount	2014	21,766	$10.720332	$233,335	0.75%	-19.03%	0.35%
Calvert Variable Products, Inc.:	VP S&P 500 Index Subaccount	2018	6,543	$18.059815	$118,171	0.75%	-5.45%	1.91%
Calvert Variable Products, Inc.:	VP S&P 500 Index Subaccount	2017	6,925	$19.100051	$132,258	0.75%	20.56%	1.43%
Calvert Variable Products, Inc.:	VP S&P 500 Index Subaccount	2016	7,551	$15.842528	$119,627	0.75%	10.75%	1.14%
Calvert Variable Products, Inc.:	VP S&P 500 Index Subaccount	2015	9,123	$14.305235	$130,504	0.75%	0.23%	0.18%
Calvert Variable Products, Inc.:	VP S&P 500 Index Subaccount	2014	10,557	$14.273038	$150,680	0.75%	9.99%	2.23%	4/30/2014
Dreyfus Variable Investment Fund - Service Shares:	Appreciation Subaccount	2018	12,286	$27.090203	$332,817	0.75%	-7.80%	1.02%
Dreyfus Variable Investment Fund - Service Shares:	Appreciation Subaccount	2017	12,670	$29.381332	$372,255	0.75%	26.07%	1.08%
Dreyfus Variable Investment Fund - Service Shares:	Appreciation Subaccount	2016	15,562	$23.306294	$362,694	0.75%	6.83%	1.39%
Dreyfus Variable Investment Fund - Service Shares:	Appreciation Subaccount	2015	17,702	$21.815777	$386,175	0.75%	-3.44%	1.46%
Dreyfus Variable Investment Fund - Service Shares:	Appreciation Subaccount	2014	21,784	$22.592482	$492,154	0.75%	7.02%	1.61%
Royce Capital Fund - Investment Class:	Small-Cap Subaccount	2018	144,945	$35.572605	$5,156,077	0.75%	-9.03%	0.72%
Royce Capital Fund - Investment Class:	Small-Cap Subaccount	2017	171,662	$39.102481	$6,712,399	0.75%	4.59%	0.94%
Royce Capital Fund - Investment Class:	Small-Cap Subaccount	2016	184,291	$37.384855	$6,889,692	0.75%	20.06%	1.80%
Royce Capital Fund - Investment Class:	Small-Cap Subaccount	2015	193,417	$31.138911	$6,022,781	0.75%	-12.46%	0.72%
Royce Capital Fund - Investment Class:	Small-Cap Subaccount	2014	207,806	$35.570549	$7,391,765	0.75%	2.47%	0.13%
Royce Capital Fund - Investment Class:	Micro-Cap Subaccount	2018	91,290	$27.176728	$2,480,967	0.75%	-9.73%	0.00%
Royce Capital Fund - Investment Class:	Micro-Cap Subaccount	2017	103,767	$30.104655	$3,123,875	0.75%	4.40%	0.67%
Royce Capital Fund - Investment Class:	Micro-Cap Subaccount	2016	109,610	$28.834725	$3,160,577	0.75%	18.82%	0.72%
Royce Capital Fund - Investment Class:	Micro-Cap Subaccount	2015	118,870	$24.267482	$2,884,672	0.75%	-13.11%	0.00%
Royce Capital Fund - Investment Class:	Micro-Cap Subaccount	2014	138,042	$27.928826	$3,855,363	0.75%	-4.30%	0.00%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):	Invesco V.I. International Growth Series II Subaccount	2018	39,273	$11.184498	$439,246	0.75%	-15.84%	1.78%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):	Invesco V.I. International Growth Series II Subaccount	2017	41,884	$13.289519	$556,612	0.75%	21.82%	1.26%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):	Invesco V.I. International Growth Series II Subaccount	2016	36,909	$10.909586	$402,661	0.75%	-1.44%	1.22%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):	Invesco V.I. International Growth Series II Subaccount	2015	31,786	$11.068512	$351,823	0.75%	-3.34%	1.29%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):	Invesco V.I. International Growth Series II Subaccount	2014	31,049	$11.451037	$355,539	0.75%	-0.66%	1.73%
Neuberger Berman Advisers Management Trust - S Class:	AMT Mid Cap Intrinsic Value Subaccount	2018	10,376	$16.704925	$173,324	0.75%	-16.11%	0.23%
Neuberger Berman Advisers Management Trust - S Class:	AMT Mid Cap Intrinsic Value Subaccount	2017	11,365	$19.913008	$226,309	0.75%	15.48%	0.48%
Neuberger Berman Advisers Management Trust - S Class:	AMT Mid Cap Intrinsic Value Subaccount	2016	12,072	$17.243124	$208,153	0.75%	15.12%	0.24%
Neuberger Berman Advisers Management Trust - S Class:	AMT Mid Cap Intrinsic Value Subaccount	2015	13,558	$14.978322	$203,078	0.75%	-9.20%	0.41%
Neuberger Berman Advisers Management Trust - S Class:	AMT Mid Cap Intrinsic Value Subaccount	2014	12,557	$16.496489	$207,142	0.75%	12.71%	0.67%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Franklin Income VIP Subaccount	2018	206,872	$17.397575	$3,599,070	0.75%	-5.02%	4.81%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Franklin Income VIP Subaccount	2017	223,580	$18.317140	$4,095,342	0.75%	8.86%	4.05%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Franklin Income VIP Subaccount	2016	246,132	$16.826527	$4,141,539	0.75%	13.17%	5.03%

		Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
Franklin Templeton Variable Insurance Products Trust - Class 2:	Franklin Income VIP Subaccount	2015	268,302	$14.867795	$3,989,059	0.75%	-7.75%	4.67%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Franklin Income VIP Subaccount	2014	306,388	$16.116169	$4,937,799	0.75%	3.84%	4.98%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Franklin Flex Cap Growth VIP Subaccount	2018	21,790	$21.193907	$461,809	0.75%	2.36%	0.00%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Franklin Flex Cap Growth VIP Subaccount	2017	19,282	$20.704303	$399,230	0.75%	26.00%	0.00%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Franklin Flex Cap Growth VIP Subaccount	2016	19,653	$16.432232	$322,945	0.75%	-3.61%	0.00%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Franklin Flex Cap Growth VIP Subaccount	2015	19,541	$17.047778	$333,128	0.75%	3.59%	0.00%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Franklin Flex Cap Growth VIP Subaccount	2014	25,106	$16.457152	$413,177	0.75%	5.32%	0.00%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Templeton Foreign VIP Subaccount	2018	91,209	$11.633497	$1,061,074	0.75%	-16.07%	2.70%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Templeton Foreign VIP Subaccount	2017	99,652	$13.861741	$1,381,356	0.75%	15.83%	2.65%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Templeton Foreign VIP Subaccount	2016	114,365	$11.967666	$1,368,680	0.75%	6.38%	1.96%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Templeton Foreign VIP Subaccount	2015	125,362	$11.250188	$1,410,341	0.75%	-7.19%	3.32%
Franklin Templeton Variable Insurance Products Trust - Class 2:	Templeton Foreign VIP Subaccount	2014	134,371	$12.121534	$1,628,780	0.75%	-11.79%	1.83%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Income VIP Subaccount	2018	6,509	$20.764849	$135,158	0.75%	-5.13%	4.35%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Income VIP Subaccount	2017	8,001	$21.888035	$175,131	0.75%	8.74%	4.16%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Income VIP Subaccount	2016	4,836	$20.129397	$97,346	0.75%	13.02%	4.63%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Income VIP Subaccount	2015	5,252	$17.810247	$93,539	0.75%	-7.84%	4.29%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Income VIP Subaccount	2014	4,902	$19.324746	$94,732	0.75%	3.74%	4.50%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Flex Cap Growth VIP Subaccount	2018	1,756	$27.572417	$48,417	0.75%	2.32%	0.00%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Flex Cap Growth VIP Subaccount	2017	1,558	$26.946212	$41,971	0.75%	25.84%	0.00%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Flex Cap Growth VIP Subaccount	2016	1,290	$21.412286	$27,631	0.75%	-3.70%	0.00%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Flex Cap Growth VIP Subaccount	2015	1,117	$22.236025	$24,835	0.75%	3.54%	0.00%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Flex Cap Growth VIP Subaccount	2014	982	$21.475665	$21,079	0.75%	5.19%	0.00%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Templeton Foreign VIP Subaccount	2018	8,595	$15.118344	$129,945	0.75%	-16.17%	2.53%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Templeton Foreign VIP Subaccount	2017	9,393	$18.034479	$169,392	0.75%	15.75%	1.72%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Templeton Foreign VIP Subaccount	2016	8,579	$15.579923	$133,659	0.75%	6.29%	1.79%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Templeton Foreign VIP Subaccount	2015	8,123	$14.657402	$119,061	0.75%	-7.34%	3.12%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Templeton Foreign VIP Subaccount	2014	6,893	$15.819159	$109,048	0.75%	-11.88%	1.71%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Founding Funds Allocation VIP Subaccount	2018	6,250	$19.789433	$123,692	0.75%	-10.26%	2.84%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Founding Funds Allocation VIP Subaccount	2017	6,370	$22.051213	$140,464	0.75%	10.95%	2.52%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Founding Funds Allocation VIP Subaccount	2016	6,154	$19.874865	$122,319	0.75%	12.08%	3.72%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Founding Funds Allocation VIP Subaccount	2015	6,452	$17.732553	$114,409	0.75%	-6.94%	2.32%
Franklin Templeton Variable Insurance Products Trust - Class 4:	Franklin Founding Funds Allocation VIP Subaccount	2014	17,308	$19.054414	$329,792	0.75%	1.99%	3.73%
Federated Insurance Series:	Kaufmann Fund II Service Shares Subaccount	2018	17,618	$30.857935	$543,640	0.75%	3.27%	0.00%
Federated Insurance Series:	Kaufmann Fund II Service Shares Subaccount	2017	10,402	$29.881449	$310,815	0.75%	27.02%	0.00%
Federated Insurance Series:	Kaufmann Fund II Service Shares Subaccount	2016	10,109	$23.524685	$237,822	0.75%	2.65%	0.00%
Federated Insurance Series:	Kaufmann Fund II Service Shares Subaccount	2015	11,620	$22.918053	$266,307	0.75%	5.36%	0.00%
Federated Insurance Series:	Kaufmann Fund II Service Shares Subaccount	2014	6,343	$21.751405	$137,971	0.75%	8.62%	0.00%
ALPS Variable Investors Trust - Class II:	Morningstar Conservative ETF Asset Allocation Subaccount	2018	39,784	$13.114013	$521,731	0.75%	-3.10%	2.12%
ALPS Variable Investors Trust - Class II:	Morningstar Conservative ETF Asset Allocation Subaccount	2017	42,125	$13.533249	$570,084	0.75%	5.41%	1.31%
ALPS Variable Investors Trust - Class II:	Morningstar Conservative ETF Asset Allocation Subaccount	2016	64,907	$12.838142	$833,289	0.75%	3.83%	1.56%
ALPS Variable Investors Trust - Class II:	Morningstar Conservative ETF Asset Allocation Subaccount	2015	62,141	$12.364634	$768,353	0.75%	-1.95%	1.44%
ALPS Variable Investors Trust - Class II:	Morningstar Conservative ETF Asset Allocation Subaccount	2014	43,624	$12.610161	$550,103	0.75%	2.00%	1.02%
ALPS Variable Investors Trust - Class II:	Morningstar Income & Growth ETF Asset Allocation Subaccount	2018	9,865	$15.151156	$149,462	0.75%	-4.97%	2.13%
ALPS Variable Investors Trust - Class II:	Morningstar Income & Growth ETF Asset Allocation Subaccount	2017	9,963	$15.943277	$158,849	0.75%	9.12%	1.80%
ALPS Variable Investors Trust - Class II:	Morningstar Income & Growth ETF Asset Allocation Subaccount	2016	10,026	$14.610317	$146,482	0.75%	5.58%	1.55%
ALPS Variable Investors Trust - Class II:	Morningstar Income & Growth ETF Asset Allocation Subaccount	2015	12,438	$13.838008	$172,113	0.75%	-2.41%	1.21%
ALPS Variable Investors Trust - Class II:	Morningstar Income & Growth ETF Asset Allocation Subaccount	2014	17,364	$14.179684	$246,220	0.75%	2.53%	1.20%
ALPS Variable Investors Trust - Class II:	Morningstar Balanced ETF Asset Allocation Subaccount	2018	63,612	$17.669001	$1,123,965	0.75%	-6.93%	1.92%
ALPS Variable Investors Trust - Class II:	Morningstar Balanced ETF Asset Allocation Subaccount	2017	64,460	$18.985467	$1,223,803	0.75%	12.49%	1.68%
ALPS Variable Investors Trust - Class II:	Morningstar Balanced ETF Asset Allocation Subaccount	2016	59,510	$16.877661	$1,004,395	0.75%	7.67%	1.61%
ALPS Variable Investors Trust - Class II:	Morningstar Balanced ETF Asset Allocation Subaccount	2015	73,254	$15.675563	$1,148,293	0.75%	-2.95%	1.48%
ALPS Variable Investors Trust - Class II:	Morningstar Balanced ETF Asset Allocation Subaccount	2014	61,297	$16.152000	$990,066	0.75%	3.73%	1.25%
ALPS Variable Investors Trust - Class II:	Morningstar Growth ETF Asset Allocation Subaccount	2018	175,148	$19.711829	$3,452,485	0.75%	-8.73%	1.68%
ALPS Variable Investors Trust - Class II:	Morningstar Growth ETF Asset Allocation Subaccount	2017	172,887	$21.596909	$3,733,816	0.75%	16.43%	1.38%
ALPS Variable Investors Trust - Class II:	Morningstar Growth ETF Asset Allocation Subaccount	2016	175,705	$18.549611	$3,259,259	0.75%	8.88%	1.49%
ALPS Variable Investors Trust - Class II:	Morningstar Growth ETF Asset Allocation Subaccount	2015	176,266	$17.037040	$3,003,053	0.75%	-3.24%	1.24%
ALPS Variable Investors Trust - Class II:	Morningstar Growth ETF Asset Allocation Subaccount	2014	173,303	$17.607088	$3,051,365	0.75%	3.80%	1.09%
ALPS Variable Investors Trust - Class II:	Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2018	67,521	$20.854336	$1,408,108	0.75%	-10.01%	1.38%
ALPS Variable Investors Trust - Class II:	Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2017	64,379	$23.173151	$1,491,855	0.75%	18.91%	1.46%
ALPS Variable Investors Trust - Class II:	Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2016	41,329	$19.488086	$805,420	0.75%	10.38%	1.30%
ALPS Variable Investors Trust - Class II:	Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2015	39,148	$17.655041	$691,154	0.75%	-3.56%	1.12%
ALPS Variable Investors Trust - Class II:	Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2014	48,236	$18.305909	$882,998	0.75%	3.69%	0.94%
Ivy Variable Insurance Portfolios:	VIP Asset Strategy Subaccount	2018	67,861	$16.380208	$1,111,578	0.75%	-6.15%	1.76%
Ivy Variable Insurance Portfolios:	VIP Asset Strategy Subaccount	2017	78,369	$17.452977	$1,367,773	0.75%	17.39%	1.53%
Ivy Variable Insurance Portfolios:	VIP Asset Strategy Subaccount	2016	93,635	$14.866919	$1,392,057	0.75%	-3.29%	0.59%
Ivy Variable Insurance Portfolios:	VIP Asset Strategy Subaccount	2015	108,609	$15.373219	$1,669,665	0.75%	-9.03%	0.37%
Ivy Variable Insurance Portfolios:	VIP Asset Strategy Subaccount	2014	145,023	$16.898947	$2,450,729	0.75%	-5.97%	0.48%
Ivy Variable Insurance Portfolios:	VIP Natural Resources Subaccount	2018	37,437	$9.312360	$348,630	0.75%	-23.81%	0.30%
Ivy Variable Insurance Portfolios:	VIP Natural Resources Subaccount	2017	40,870	$12.221968	$499,515	0.75%	2.20%	0.14%

		Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
Ivy Variable Insurance Portfolios:	VIP Natural Resources Subaccount	2016	44,155	$11.958396	$528,020	0.75%	22.89%	0.67%
Ivy Variable Insurance Portfolios:	VIP Natural Resources Subaccount	2015	31,400	$9.731059	$305,557	0.75%	-22.97%	0.10%
Ivy Variable Insurance Portfolios:	VIP Natural Resources Subaccount	2014	55,550	$12.633314	$701,786	0.75%	-13.68%	0.00%
Ivy Variable Insurance Portfolios:	VIP Science and Technology Subaccount	2018	64,343	$34.397084	$2,213,221	0.75%	-5.94%	0.00%
Ivy Variable Insurance Portfolios:	VIP Science and Technology Subaccount	2017	62,594	$36.570985	$2,289,114	0.75%	31.14%	0.00%
Ivy Variable Insurance Portfolios:	VIP Science and Technology Subaccount	2016	62,087	$27.887894	$1,731,463	0.75%	0.79%	0.00%
Ivy Variable Insurance Portfolios:	VIP Science and Technology Subaccount	2015	75,529	$27.670317	$2,089,920	0.75%	-3.60%	0.00%
Ivy Variable Insurance Portfolios:	VIP Science and Technology Subaccount	2014	70,432	$28.704358	$2,021,718	0.75%	2.14%	0.00%

*

This represents the annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

**

This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve month period indicated. In the first year of inception, the returns are based on the period from inception date to period end, and are not annualized.

***	Accumulation units are rounded to the nearest whole number.
****

The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average contract owners’ equity for the period in which assets were present. The ratio is annualized in these instances.

KPMG LLP
Suite 500 191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Ohio National Life Assurance Corporation

and Contract Owners of Ohio National Variable Account R:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise the Ohio National Variable Account R (the Separate Account) as of December 31, 2018, the related statements of operations for the year then ended and changes in contract owners’ equity for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 5 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018, the results of its operations for the year then ended, changes in its contract owners’ equity for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the Separate Account’s auditor, however, we are aware that we have served as the Separate Account’s auditor since at least 1995.

Columbus, Ohio

April 1, 2019

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

Appendix

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. International Growth Series II Subaccount

ALPS VARIABLE INVESTORS TRUST – CLASS II

Morningstar Aggressive Growth ETF Asset Allocation Subaccount

Morningstar Balanced ETF Asset Allocation Subaccount

Morningstar Conservative ETF Asset Allocation Subaccount

Morningstar Growth ETF Asset Allocation Subaccount

Morningstar Income & Growth ETF Asset Allocation Subaccount

CALVERT VARIABLE PRODUCTS, INC.

VP S&P 500 Index Subaccount

DREYFUS VARIABLE INVESTMENT FUND – SERVICE CLASS

Appreciation Subaccount

FEDERATED INSURANCE SERIES – SERVICE SHARES

Kaufmann Fund II Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND – SERVICE CLASS

VIP Government Money Market Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND – SERVICE CLASS 2

VIP Contrafund® Subaccount

VIP Equity-Income Subaccount

VIP Growth Subaccount

VIP Mid Cap Subaccount

VIP Real Estate Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST – CLASS 2

Franklin Flex Cap Growth VIP Subaccount

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST – CLASS 4

Franklin Flex Cap Growth VIP Subaccount

Franklin Founding Funds Allocation VIP Subaccount

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST – INSTITUTIONAL SHARES

Large Cap Value Subaccount

Strategic Growth Subaccount

U.S. Equity Insights Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST – SERVICE SHARES

Large Cap Value Subaccount

Strategic Growth Subaccount

U.S. Equity Insights Subaccount

2

IVY VARIABLE INSURANCE PORTFOLIOS

VIP Asset Strategy Subaccount

VIP Natural Resources Subaccount

VIP Science and Technology Subaccount

J.P. MORGAN INSURANCE TRUST – CLASS I

Mid Cap Value Subaccount

Small Cap Core Subaccount

JANUS ASPEN SERIES – INSTITUTIONAL SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Research Subaccount

JANUS ASPEN SERIES – SERVICE SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Research Subaccount

LAZARD RETIREMENT SERIES, INC. – SERVICE SHARES

Emerging Markets Equity Subaccount

International Equity Subaccount

U.S. Small-Mid Cap Equity Subaccount

U.S. Equity Select Subaccount (1)

LEGG MASON PARTNERS VARIABLE EQUITY TRUST – CLASS I

ClearBridge Variable Dividend Strategy Subaccount

ClearBridge Variable Large Cap Value Subaccount

MFS® VARIABLE INSURANCE TRUST – SERVICE CLASS

Mid Cap Growth Subaccount

New Discovery Subaccount

Total Return Subaccount

MFS® VARIABLE INSURANCE TRUST II – SERVICE CLASS

Massachusetts Investors Growth Stock Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. – CLASS I

VIF U.S. Real Estate Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. – CLASS II

VIF Growth Subaccount

VIF Core Plus Fixed Income Subaccount

VIF U.S. Real Estate Subaccount

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST – S CLASS

AMT Mid Cap Intrinsic Value Subaccount

3

OHIO NATIONAL FUND, INC.

ON Janus Henderson Forty Subaccount (1)

ON ICON Balanced Subaccount (1)

ON Bond Subaccount (1)

ON Bristol Growth Subaccount (1)

ON Bristol Subaccount (1)

ON Bryton Growth Subaccount (1)

ON Capital Appreciation Subaccount (1)

ON ClearBridge Small Cap Subaccount (1)

ON Equity Subaccount (1)

ON Federated High Income Bond Subaccount (1)

ON Janus Henderson Enterprise Subaccount (1)

ON Nasdaq-100® Index Subaccount (1)

ON Omni Subaccount (1)

ON Foreign Subaccount

ON International Equity Subaccount

ON S&P 500® Index Subaccount (1)

ON S&P MidCap 400® Index Subaccount (1)

ON Janus Henderson Venture Subaccount (1)

ON Federated Strategic Value Dividend Subaccount (1)

PIMCO VARIABLE INSURANCE TRUST – ADMINISTRATIVE SHARES

CommodityRealReturn® Strategy Subaccount

Global Bond Opportunities Subaccount (1)

Real Return Subaccount

Total Return Subaccount

ROYCE CAPITAL FUND – INVESTMENT CLASS

Micro-Cap Subaccount

Small-Cap Subaccount

THE PRUDENTIAL SERIES FUND, INC. – CLASS II

Jennison 20/20 Focus Subaccount

Jennison Subaccount

WELLS FARGO VARIABLE TRUST

Discovery Subaccount

Opportunity Subaccount

(1)	See the footnote to the statements of assets and contract owners’ equity for the former name of the subaccount.

4

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Financial Statements and Schedules

December 31, 2018, 2017 and 2016

(With Independent Auditors’ Report Thereon)

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Independent Auditors’ Report

The Board of Directors and Stockholder

Ohio National Life Assurance Corporation:

Report on the Financial Statements

We have audited the accompanying financial statements of Ohio National Life Assurance Corporation (a wholly owned subsidiary of The Ohio National Life Insurance Company) (the Company), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of income, comprehensive income (loss), changes in equity, and cash flows for each of the years in the three-year period ended December 31, 2018, and the related notes and financial statement schedules I, III, IV, and V (collectively, the financial statements).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2018, in accordance with U.S. generally accepted accounting principles.

Columbus, OH

March 27, 2019

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Balance Sheets

December 31, 2018 and 2017

(Dollars in thousands, except share amounts)

Assets	2018	2017

Investments:
Securities available-for-sale, at fair value:
Fixed maturity securities	$2,879,003	2,553,420
Fixed maturity securities on loan	80,602	8,900
Equity securities	—	8,361
Fixed maturity held-to-maturity securities, at amortized cost	—	472,893
Equity securities, at fair value	4,035	—
Equity securities on loan, at fair value	2	—
Mortgage loans on real estate, net	399,571	405,545
Policy loans	122,111	115,109
Other long-term investments	8,152	9,104
Short-term investments securities lending collateral	83,187	9,148

Total investments	3,576,663	3,582,480

Cash and cash equivalents	22,469	5,573
Accrued investment income	29,251	29,762
Deferred policy acquisition costs	372,795	331,844
Reinsurance recoverable	1,766,491	1,696,102
Other assets	14,286	9,229
Deferred federal income taxes	19,172	—
Assets held in separate accounts	233,459	279,508

Total assets	$6,034,586	5,934,498

Liabilities and Equity

Future policy benefits and claims	$5,080,978	4,971,115
Other policyholder funds	81,549	40,791
Current federal income taxes	1,914	7,035
Deferred federal income taxes	—	828
Other liabilities	41,933	39,230
Payables for securities lending collateral	83,187	9,148
Liabilities related to separate accounts	233,459	279,508

Total liabilities	5,523,020	5,347,655

Equity:
Stockholder’s equity:
Class A common stock, $3,000 par value. Authorized 10,000 shares; issued and outstanding 3,200 shares	9,600	9,600
Additional paid-in capital	87,977	87,977
Accumulated other comprehensive income	1,992	67,441
Retained earnings	411,997	421,825

Total stockholder’s equity	511,566	586,843

Total liabilities and equity	$6,034,586	5,934,498

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Income

Years ended December 31, 2018, 2017 and 2016

(Dollars in thousands)

	2018	2017	2016
Revenues:
Universal life policy charges	$124,380	137,163	139,748
Traditional life insurance premiums	(32,595)	(43,126)	(34,827)
Accident and health insurance premiums	15,303	11,640	10,297
Change in value of equity securities	(338)	—	—
Net investment income	158,046	158,769	156,037
Net realized gains (losses):
Investment gains (losses):
Total other-than-temporary impairment losses on securities	821	3,610	(1,544)
Portion of impairment losses recognized in other comprehensive income (loss)	(1,014)	(3,909)	(1,056)

Net other-than-temporary impairment losses on securities recognized in earnings	(193)	(299)	(2,600)
Realized gains, excluding other-than-temporary impairment losses on securities	553	893	2,706

Total investment gains	360	594	106
Derivative instruments	(339)	—	—
Other (loss) income	(475)	3	(841)

	264,342	265,043	270,520

Benefits and expenses:
Benefits and claims	165,336	161,324	171,258
Amortization of deferred policy acquisition costs	35,343	39,462	44,319
Commissions, net	(15,212)	(15,553)	(15,047)
Other operating costs and expenses	61,406	53,828	61,499

	246,873	239,061	262,029

Income before income taxes	17,469	25,982	8,491

Income taxes:
Current expense	3,150	6,839	12,186
Deferred benefit	(2,655)	(1,962)	(13,070)

	495	4,877	(884)

Net income	$16,974	21,105	9,375

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Comprehensive Income (Loss)

Years ended December 31, 2018, 2017 and 2016

(Dollars in thousands)

		Before tax	Tax (expense) benefit	After tax
2018

Net income	$			16,974
Other comprehensive loss, net of taxes:
Net unrealized gains (losses) on securities available-for-sale arising during the period:
Securities available-for-sale		(94,877)	19,925	(74,952)
Deferred acquisition costs		33,163	(6,964)	26,199
Future policy benefits and claims		413	(87)	326
Other policyholder funds		(17,990)	3,778	(14,212)
Less:
Net gains on securities available-for-sale realized during the period		3,306	(694)	2,612

Total other comprehensive loss		(82,597)	17,346	(65,251)

Total comprehensive loss				$(48,277)

2017

Net income	$			21,105
Other comprehensive income, net of taxes:
Net unrealized gains (losses) on securities available-for-sale arising during the period:
Securities available-for-sale		32,450	4,357	36,807
Deferred acquisition costs		(9,628)	(1,572)	(11,200)
Future policy benefits and claims		(176)	(400)	(576)
Other policyholder funds		8,863	(617)	8,246
Less:
Net gains on securities available-for-sale realized during the period		5,247	(1,102)	4,145

Total other comprehensive income including tax reform adjustment		26,262	2,870	29,132

Stranded tax effects of the tax reform rate change, net[1]		—	(12,061)	(12,061)

Total other comprehensive income		26,262	(9,191)	17,071

Total comprehensive income				$38,176

2016
Net income	$			9,375
Other comprehensive income, net of taxes:
Net unrealized gains (losses) on securities available-for-sale arising during the period:
Securities available-for-sale		11,963	(4,188)	7,775
Deferred acquisition costs		(2,851)	998	(1,853)
Future policy benefits and claims		(1,962)	687	(1,275)
Other policyholder funds		8,885	(3,110)	5,775
Less:
Net gains on securities available-for-sale realized during the period		3,082	(1,079)	2,003

Total other comprehensive income		12,953	(4,534)	8,419

Total comprehensive income				$17,794

1. As a result of the Tax Cuts and Jobs Act (tax reform) and in conjunction with the adoption of Accounting Standards Update (ASU) 2018-02, Income Statement – Reporting Comprehensive Income, Reclassifications of Certain Tax Effects from Accumulated Other Comprehensive Income, the Company applied new tax rates to the components of Other Comprehensive Income driven by the change in Accumulated Other Comprehensive Income and identified the stranded tax effects of the tax reform rate change in a single line in this table. See Note 4.

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Changes in Equity

Years ended December 31, 2018, 2017 and 2016

(Dollars in thousands)

	Class A common stock	Additional paid-in capital	Accumulated other comprehensive income	Retained earnings	Total stockholder’s equity
Balance, December 31, 2015	$9,600	87,977	29,890	458,406	585,873
Dividends to stockholder	—	—	—	(28,000)	(28,000)
Comprehensive income:
Net income	—	—	—	9,375	9,375
Other comprehensive income	—	—	8,419	—	8,419

Total comprehensive income					17,794

Balance, December 31, 2016	9,600	87,977	38,309	439,781	575,667
Tax reform adjustment	—	—	12,061	(12,061)	—
Dividends to stockholder	—	—	—	(27,000)	(27,000)
Comprehensive income:
Net income	—	—	—	21,105	21,105
Other comprehensive income	—	—	17,071	—	17,071

Total comprehensive income					38,176

Balance, December 31, 2017	9,600	87,977	67,441	421,825	586,843
Impact of adoption of ASU 2016-01*	—	—	(198)	198	—
Dividends to stockholder	—	—	—	(27,000)	(27,000)
Comprehensive loss:
Net income	—	—	—	16,974	16,974

Other comprehensive loss	—	—	(65,251)	—	(65,251)

Total comprehensive loss					(48,277)

Balance, December 31, 2018	$9,600	87,977	1,992	411,997	511,566

*See Note 3 for futher detail.

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Cash Flows

Years ended December 31, 2018, 2017 and 2016

(Dollars in thousands)

	2018	2017	2016
Cash flows from operating activities:
Net income	$16,974	21,105	9,375
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to policyholder account values	124,133	122,451	116,329
Universal life product policy fees	(137,232)	(134,132)	(131,158)
Capitalization of deferred policy acquisition costs	(43,131)	(34,750)	(36,633)
Amortization of deferred policy acquisition costs	35,343	39,462	44,319
Amortization and depreciation	1,469	1,722	1,376
Net realized gains on investments and derivative instruments	(21)	(594)	(106)
Change in value of equity securities	338	—	—
Deferred federal income tax benefit	(2,655)	(1,962)	(13,070)
(Decrease) increase in accrued investment income	511	633	(1,321)
Increase in reinsurance receivables and other assets	(75,446)	(49,399)	(134,295)
Increase in policyholder liabilities	69,715	34,963	248,245
Increase in other policyholder funds	22,768	6,298	1,380
(Decrease) increase in federal income tax recoverable	(5,121)	6,054	11,608
Increase (decrease) in other liabilities	1,719	(42)	(13,347)
Other, net	4	(1,729)	—

Net cash provided by operating activities	9,368	10,080	102,702

Cash flows from investing activities:
Proceeds from maturity of fixed maturity available-for-sale securities	92,404	101,050	54,229
Proceeds from sales, calls, redemptions, prepayments, and paydowns of fixed maturity available-for-sale securities	258,348	203,371	182,701
Proceeds from sale of equity securities	4,125	6,017	3,125
Proceeds from maturity of fixed maturity held-to-maturity securities	—	21,071	14,825
Proceeds from sales, calls, redemptions, prepayments, and paydowns of fixed maturity held-to-maturity securities	—	23,952	24,695
Proceeds from repayment of mortgage loans on real estate	69,459	70,484	60,954
Cost of fixed maturity available-for-sale securities acquired	(374,592)	(369,963)	(480,415)
Cost of equity securities acquired	—	(997)	(6,426)
Cost of fixed maturity held-to-maturity securities acquired	—	(60,452)	(70,848)
Cost of mortgage loans on real estate acquired	(63,470)	(97,367)	(57,075)
Change in payables for securities lending collateral, net	74,039	(75,517)	19,082
Change in policy loans, net	(7,002)	(7,178)	(5,979)
Change in payables for securities and mortgage loans on real estate	984	—	—
Change in other invested assets, net	613	(1,968)	(156)

Net cash provided by (used) in investing activities	54,908	(187,497)	(261,288)

Cash flows from financing activities:
Universal life and investment product account deposits	168,906	194,709	279,775
Universal life and investment product account withdrawals	(115,247)	(98,155)	(93,791)
Dividends paid to parent	(27,000)	(27,000)	(28,000)

Net cash provided by financing activities	26,659	69,554	157,984

Net increase (decrease) in cash and cash equivalents	90,935	(107,863)	(602)
Cash and cash equivalents, beginning of period	14,721	122,584	123,186

Cash and cash equivalents, end of period	$105,656	14,721	122,584

Supplemental disclosure:
Federal income tax (received) paid	$(8,207)	(722)	592

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

(1)	Organization and Business Description

Ohio National Life Assurance Company (“ONLAC” or the “Company”) is a stock life insurance company wholly owned by The Ohio National Life Insurance Company (“ONLIC”), a stock life insurance company. ONLIC is 100% owned by Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. ONFS is 100% owned by Ohio National Mutual Holdings, Inc. (“ONMH”), a mutual holding company organized under Ohio insurance laws.

ONLAC is a life and health insurer licensed in 49 states, the District of Columbia and Puerto Rico. ONLAC offers term life, universal life, health (disability) and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

(2)	Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below.

(a)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Actual results could differ from estimates.

The most significant estimates and assumptions include those used in determining the balance, amortization and recoverability of deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes, uncertain income tax positions and contingencies, allowance for loan losses for mortgage loans on real estate and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

(b)	Fair Value

Certain assets and liabilities are measured at estimated fair value in the Company’s balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants on the measurement date. Note 6 to the financial statements includes further disclosures of estimated fair values.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

(c)	Investments

Net Investment Income and Net Realized Gains (Losses)

Income on investments is reported within net investment income. Gains and losses on sales of investments, impairment losses and changes in the allowance for loan losses on mortgage loans are reported within net realized gains (losses).

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are reported at their estimated fair value. Unrealized gains and losses, net of adjustments to deferred policy acquisition costs, future policy benefits and claims, other policyholder funds and deferred federal income tax, are recorded as a separate component of accumulated other comprehensive income in equity. Effective January 1, 2018, the Company reclassified all equity securities available-for-sale to equity securities, at fair value as a result of the adoption of Accounting Standards Update (“ASU”) 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). See Note 7 for further information.

Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. In 2018, the Company reclassified all fixed maturity held-to-maturity securities as available-for-sale. See Note 7 for further information.

Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date.

For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from actual prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

Dividends are recorded on the ex-dividend date and interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Management regularly reviews its fixed maturity and equity securities portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 7 for management’s description and analysis of the portfolio.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at the unpaid principal balance less an allowance for loan losses. The allowance is comprised of a specific and general component. The specific component relates to loans that have been identified as impaired and is generally measured as the difference between the impaired

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

principal balance less the fair value of the collateral, if collateral dependent, less cost to sell. The Company provides allowances for impairments of these mortgage loans based on a review by portfolio managers. For the general component, management’s periodic evaluation of the adequacy of the allowance is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors.

Commercial mortgages can be restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case by case basis to evaluate whether a TDR has occurred and will then establish a specific valuation allowance for the excess carrying value of the loan over the estimated fair value of the collateral.

Changes in the allowance are recorded in net realized gains (losses). Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on nonaccrual status. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate and is included in net investment income on the statements of income. Generally, accrued interest is capitalized on the policy’s anniversary date.

Other Long Term Investments

Venture capital partnerships are carried on the equity method basis.

Securities Lending Program

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value equal to at least 102% and 105%, respectively, of the market value of the domestic and foreign securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or a bank letter of credit or equivalent obligation as may be pre-approved by the Company. The Company monitors the estimated fair value of the loaned securities on a daily basis and additional collateral is obtained as necessary. The asset, short-term investments securities lending collateral, and corresponding liability, payables for securities lending collateral, are recorded on the balance sheets. Income and expenses associated with securities lending transactions are reported within net investment income.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value.

(d)	Derivatives

The Company enters into derivative transactions that do not meet the criteria for hedge accounting or have not been designated in hedging relationships by the Company pursuant to Financial Accounting Standards

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 815, Derivatives and Hedging. The Company purchases equity index call options as hedges for the indexed universal life products. These transactions provide the Company with an economic hedge, which is used as part of its overall risk management strategies. The derivative instruments are carried at estimated fair value in other long-term investments, with changes in estimated fair value recorded in net realized gains (losses) derivative instruments in the statements of income.

(e)	Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all short-term and highly liquid investments with original maturities of three months or less (including securities lending collateral) to be cash equivalents.

(f)	Deferred Policy Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred acquisition costs (“DAC”). Such costs generally include:

•	incremental direct costs of contract acquisitions;

•

the portion of the employee’s total compensation, excluding any compensation that is deferred as part of contract acquisitions, and payroll related fringe benefits for certain costs related directly to time spent performing underwriting, policy issuance, medical/inspection, and sales force contract selling acquisition activities of a successful contract;

•	other costs related directly to the insurer’s acquisition activities noted above that would not have been incurred had the issuance of the contract not occurred; and

•	certain advertising costs that meet the deferral criteria.

All other acquisition costs such as general advertising, market research, training, administration and unsuccessful acquisition efforts are expensed as incurred.

DAC is subject to recoverability testing in the year of policy issuance and loss recognition testing at the end of each reporting period.

For traditional nonparticipating life insurance products, DAC is amortized with interest over the premium paying period of the related policies in proportion to premium revenue. Such anticipated premium revenue is estimated using the same assumptions as were used for computing liabilities for future policy benefits.

For investment and universal life products, DAC is amortized with interest over the lives of the policies in relation to the present value of the estimated future gross revenues (projected investment income, asset fees, cost of insurance charges, policy administration fees, surrender charges, and net realized gains and

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

losses) or estimated future gross profits (gross revenues less interest credits, policy benefits and policy maintenance expenses).

DAC for investment products and universal life business is adjusted to reflect the impact of unrealized gains and losses on the related fixed maturity securities available-for-sale.

The most significant assumptions that are involved in the estimation of future gross profits include future gross separate account performance, surrender/lapse rates, withdrawal/partial withdrawal, interest margins and mortality. The Company’s long-term assumption for gross separate account performance, net of investment fees, is 7.3%, a blend of expected returns from stock, money market and bond funds representative of the in-force block of contracts before a deduction for policy charges. The Company assumes that the level of separate account assets resulting from market performance will revert, over a three year period, to the level expected if the long-term assumed trend rate had applied. This assumption is commonly referred to as a reversion to the mean. The Company’s policy regarding the reversion to the mean process does not permit projected returns to be below 0.0% or in excess of 15.0% during the three-year reversion period.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (“DAC unlocking”), which could be significant. In general, increases in the estimated general and net separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization. Any resulting DAC unlocking adjustments are reflected currently in the amortization of DAC in the statements of income.

(g)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. To the extent there are loss limiting features that preclude the reinsurer from assuming the risk of significant loss, the Company would account for such agreements using deposit accounting. There were no such agreements as of December 31, 2018 or 2017. See Note 10 for additional reinsurance disclosures.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

Amounts recoverable under reinsurance agreements, which totaled $1,766,491 and $1,696,102 as of December 31, 2018 and 2017, respectively, include ceded reserves, paid and unpaid claims and certain other amounts.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts on the statements of income. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

(h)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. The activity of the separate accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed. These are recorded in either annuity premiums and charges or benefits and claims in the statements of income.

(i)	Revenues and Benefits

Traditional Life Insurance Products

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of term life policies.

Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums; therefore, profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Investment Products and Universal Life Insurance Products

Investment products consist primarily of individual deferred annuities and annuities without life contingencies. Universal life insurance products include universal life, variable universal life, indexed universal life and other interest-sensitive life insurance policies.

Revenues for investment products and universal life insurance products consist of net investment income, cost of insurance charges, asset fees, policy administration fees, and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based upon the nature of such fees. Cost of insurance charges and policy administrative fees are assessed on a daily, monthly or annual basis, and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods such as unearned front end loads are reported as unearned revenue and recognized in income over the periods

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs, and interest credited to policy account balances.

Accident and Health Insurance Products

Accident and health insurance premiums including group life and health (disability) are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

(j)	Other Income (Loss)

The Company earns sales load fees on the sale of the Company’s variable universal life contracts by unrelated third party brokers. The sales loads on these contracts are recognized as revenue when earned. The Company also earns miscellaneous insurance related income and incurs miscellaneous insurance related expenses.

(k)	Future Policy Benefits and Claims

The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. The process of calculating reserve amounts for a life insurance organization involves the use of a number of assumptions, including those related to persistency (how long a contract stays with a company), mortality (the relative incidence of death in a given time), morbidity (the relative incidence of disability resulting from disease or physical ailment) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries.

Liabilities for traditional life insurance policies are calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued.

Liabilities for investment products in the accumulation phase, universal life insurance products and variable universal life insurance products are calculated based on participants’ contributions plus interest credited less applicable contract charges.

Liabilities for payout annuities are calculated using the present value of future benefits discounted using varying interest rates.

Liabilities for disability income policies are calculated using a net level premium method based on estimates of mortality, morbidity, investment yields, and withdrawals which were used or which were being experienced at the time the policies were issued. Liabilities for disability income policies on claims

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

are calculated using the present value of future benefits and maintenance costs discounted using varying interest rates, depending on the year the claim was incurred.

The Company regularly reviews its estimates of future policy benefits and claims liabilities and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the change occurs.

(l)	Income Taxes

The Company is included as part of the life/non-life consolidated federal income tax return of its ultimate parent, ONMH, which includes its U.S. domestic subsidiaries.

The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. Allocations are based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled quarterly.

The Company’s policy for recording interest and penalties associated with audits, claims and adjustments is to record such amounts as a component of current income tax (benefit) expense.

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

In determining the need for a valuation allowance, the Company considers the carryback capacity to absorb capital losses, reversal of existing temporary differences, estimated future taxable income and prudent and feasible tax planning strategies. The determination of the valuation allowance for the Company’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance. Management’s judgments are subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitive pricing, and specific industry and market conditions.

On December 22, 2017, President Donald Trump signed into law the tax legislation commonly known as the Tax Cuts and Jobs Act. See Note 4 for a description of the new tax law.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

(m)	Litigation Contingencies

The Company is a party in various legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred and for the estimated amount to be incurred.

On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements.

(n)	Adoption and Future Adoption of New Accounting Pronouncements

The Company applies the public entity requirements when adopting new accounting standards.

Adoption of New Accounting Pronouncements

In February 2018, the Company early adopted ASU 2018-02, Income Statement – Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. This guidance gives financial statement preparers an option to reclassify stranded tax effects within Accumulated Other Comprehensive Income (“AOCI”) to retained earnings in each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Cuts and Jobs Act (or portion thereof) is recorded. The guidance also requires disclosure of (1) a description of the accounting policy for releasing income tax effects from AOCI, (2) whether the company elected to reclassify the stranded income tax effects from the Tax Cuts and Jobs Act, and (3) information about the other income tax effects that are reclassified. The Company chose to early adopt this standard effective for the year ended December 31, 2017. As a result of adoption, ($12,061) was reclassified from AOCI to retained earnings.

In January 2018, the Company adopted ASU 2017-05, Other Income-Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets. This guidance defines in substance nonfinancial assets, and clarifies that an entity should identify each distinct nonfinancial asset or in substance nonfinancial asset promised to a counterparty and derecognize each asset when a counterparty obtains control of it. The adoption of this guidance did not impact the Company’s financial statements.

In January 2018, the Company adopted ASU 2016-18, Statement of Cash Flows, (Topic 230): Restricted Cash. This guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The adoption of this guidance did not impact the Company’s financial statements, except for expanded disclosures.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

In January 2018, the Company adopted ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory. This guidance requires entities to immediately recognize the income tax consequences of intercompany asset transfers. The adoption of this guidance did not have a material impact on the Company’s financial statements.

In January 2018, the Company adopted new guidance on cash flow statement presentation, ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. The guidance addresses how certain specific cash receipts and cash payments are presented and classified in the statement of cash flows. The adoption of this guidance did not impact the Company’s financial statements.

In January 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. This guidance requires equity investments (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income. This guidance requires public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes. This guidance requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (i.e., securities or loans and receivables). This guidance eliminates the requirement for public business entities to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost. The Company adopted the standard using a modified retrospective approach. The adoption of the standard resulted in a reclassification of approximately $250, pre-tax, $198, net of tax, as of December 31, 2018, from accumulated other comprehensive income to retained earnings.

Financial assets identified in other long- term investments		Carrying amount

FHLB common stock (1)		6,774	Amortized cost
Receivable for securities		1,255	Carrying value approximates fair value
Derivative instruments		123	Carrying value approximates fair value

Total other long-term investments	$	8,152

(1) This classification is not in the scope of ASU 2016-01, but is presented for reconciliation purposes to agree to the balance sheet caption.

The Company had no financial assets or financial liabilities in the other assets or other liabilities captions, respectively, on the balance sheet as of December 31, 2018.

In January 2018, the Company adopted ASU 2014-09, Revenue from Contracts with Customers (Topic 606). This guidance outlines a single, comprehensive model for accounting for revenue from contracts with customers. Topic 606 specifically excludes insurance contracts from its scope. The adoption of this guidance did not materially impact the Company’s financial statements.

In January 2017, the Company adopted ASU 2016-17, Consolidation (Topic 810): Interests Held through Related Parties That Are under Common Control. The guidance does not change the characteristics of a

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

primary beneficiary under current GAAP. It changes how a reporting entity evaluates whether it is the primary beneficiary of a variable interest entity (“VIE”) by changing how a reporting entity that is the controlling decision maker of a VIE treats indirect interests in the entity held through related parties that are under common control with the reporting entity. The adoption of this guidance did not impact the Company’s financial statements.

In January 2016, the Company adopted ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investment in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). This guidance removes the requirement to categorize all investments for which fair value is measured using the net asset value per share practical expedient within the fair value hierarchy. The guidance also removes the requirement to provide certain disclosures for those investments eligible to be measured using the net asset value per share practical expedient. The adoption of this guidance did not significantly impact the Company’s financial statements or financial statement disclosures.

In January 2016, the Company adopted ASU 2015-02, Consolidation (Topic 810) Amendments to the Consolidation Analysis. This guidance modifies and improves a legal entity’s evaluation process of determining whether limited partnerships, limited liability corporations, or securitization structures should be consolidated. The adoption of this guidance did not impact the Company’s financial statements or financial statement disclosures.

In January 2016, the Company adopted ASU 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. This guidance updated the accounting standard related to an entity’s assessment of its ability to continue as a going concern. This guidance requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued. In situations where there is substantial doubt about an entity’s ability to continue as a going concern, disclosure should be made so that a reader can understand the conditions that raise substantial doubt, management’s assessment of those conditions and any plan management has to mitigate those conditions. Management completed its assessment and concluded that there is no doubt about the entity’s ability to continue as a going concern.

Future Adoption of New Accounting Pronouncements

In October 2018, the FASB issued ASU 2018-17, Consolidation (Topic 810): Targeted Improvements to Related Party Guidance of Variable Interest Entities, effective for fiscal years beginning after December 15, 2019 for public business entities. The guidance amends previous issued guidance for determining whether an indirect interest held through a related party is a VIE. It is anticipated this guidance will result in more decision makers not consolidating VIEs. Early adoption is permitted. Management does not expect that this guidance will have a material impact on the financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, effective for fiscal years beginning after December 15, 2019 for public business entities. This guidance modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement, by removing,

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

modifying and adding certain disclosures associated with fair value measurements. Early adoption is permitted. Management does not expect this guidance will have a material impact on the financial statements except for changes to disclosures.

In August 2018, the FASB issued ASU 2018-12, Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. The new guidance is effective for fiscal years beginning after December 15, 2020. Early adoption is permitted. This new guidance impacts existing recognition, measurement, presentation, and disclosure requirements for long-duration insurance contracts issued by an insurance entity. Management has not yet assessed the impact that this guidance may have on the financial statements.

In March 2017, the FASB issued ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities. The new guidance is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted. This new guidance requires premium on callable debt securities to be amortized to the earliest call date. Management does not expect that this guidance will have a material impact on the financial statements.

The FASB has issued guidance on measurement of credit losses on financial instruments: ASU 2018-19, Codification Improvements to Topic 326, Financial Instruments – Credit Losses (November 2018) and ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (June 2016). The new guidance is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted for fiscal years beginning after December 15, 2018. ASU 2016-13 replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses will be based on historical loss information, current conditions and reasonable and supportable forecasts after implementation of this guidance. The guidance also requires enhanced disclosures. Management has not yet assessed the impact that this guidance may have on the financial statements.

(o)	Subsequent Events

The Company has evaluated subsequent events through March 27, 2019, the date that the financial statements were available to be issued.

(4)	Risks

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

On December 22, 2017, President Donald Trump signed into law the tax legislation commonly known as the Tax Cuts and Jobs Act (the “Act”). Under FASB ASC Topic 740, Income Taxes, the effects of new

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

legislation are recognized upon enactment, which, for federal legislation, is the date the President signs a bill into law.

The Act reduces the corporate income tax rate to 21 percent (previously 35 percent), effective January 1, 2018, for all corporations. The effects of the new legislation were recognized by adjusting the Company’s deferred tax assets (“DTAs”) and/or deferred tax liabilities (“DTLs”) as of December 31, 2017. The effects of changes in tax laws or rates on DTAs or DTLs are allocated to continuing operations and are reflected in the tax rate reconciliation in Note 12.

The Company made an election to reclassify the income tax effects of the Act from AOCI to retained earnings in its 2017 consolidated financial statements. The reclassification only includes impacts of the tax rate change from 35% to 21%. The Company’s policy was to reclassify the full impact in the first year. There was no valuation allowance associated with these AOCI balances.

See Note 12 for disclosures relating to taxes in the financial statements.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies, their products, and how those products may be sold. Changes in these laws and regulations may affect the Company’s operating results.

Changes in the tax treatment for corporate owned life insurance (“COLI”) and bank owned life insurance (“BOLI”) could impact the Company’s ability to sell those products in the future or existing policies may be surrendered or allowed to lapse.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance contracts to cede a portion of its general account life, annuity and health business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company. If such ratings were lowered significantly relative to our competitors, our ability to market products to new customers could be harmed as well as the potential loss of existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

Information Technology Risk is the risk that the computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, or other events beyond the Company’s control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business, materially affect profitability as well as negatively impact the Company’s reputation. The Company attempts to mitigate this risk through several layers of firewall and system access protocols as well as off-site data warehouse facilities.

Credit Risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans and the credit quality of reinsurers, as well as, in many cases, requiring collateral, lines of credit or assets in trust to manage credit exposure.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the fixed maturity securities. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the value of equity securities and the contract value of the Company’s indexed universal life contracts. Losses in the equity market could result in declines in separate account assets and assets under management. This may affect investment management fees revenue and may require the Company to accelerate the amortization of DAC. The Company attempts to minimize the adverse impact of this risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third-parties.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

If the tax treatment of existing BOLI policies is changed, there is the potential that a portion of the issued policies may be surrendered or allowed to lapse in a short period of time creating a liquidity strain. The Company has applied risk mitigation through diversifying BOLI sales to community banks and credit unions. Credit unions are tax exempt entities, thus eliminating the surrender risk due to any pending tax law changes. In addition, the Company manages the BOLI growth to not exceed a specified percentage of general account assets to minimize the risk of liquidity strain.

Investment Risk – see Note 7 for additional risks specific to the investment portfolio.

(5)	Changes in Accumulated Other Comprehensive Income

The following table shows the changes in accumulated other comprehensive income, net of taxes, by component for the years ended December 31:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

	Adjustment to:
	Future policy benefits and claims	Other policyholder funds	Deferred acquisition costs	Unrealized gains (losses)		Total

December 31, 2016	$(2,031)	5,775	(16,684)	51,249		38,309
Other comprehensive (loss) income before reclassifications	(576)	8,246	(11,200)	36,807		33,277
Amounts reclassified from accumulated other comprehensive income	-	-	-	(4,145)		(4,145)

Change	(576)	8,246	(11,200)	32,662		29,132

December 31, 2017	$(2,607)	14,021	(27,884)	83,911		67,441
Other comprehensive income (loss) before reclassifications	326	(14,212)	26,199	(75,150)	*	(62,837)
Amounts reclassified from accumulated other comprehensive income	-	-	-	(2,612)		(2,612)

Change	326	(14,212)	26,199	(77,762)		(65,449)

December 31, 2018	$(2,281)	(191)	(1,685)	6,149		1,992

*The impact of adoption of ASU 2016-01 results in a difference of $198, net of tax, between other comprehensive (loss) income before reclassifications in this table and the securities available-for-sale on the statement of consolidated statement of comprehensive income (loss).

The following table shows the reclassifications out of accumulated other comprehensive income, net of taxes, for the years ended December 31:

Details about accumulated other comprehensive income components	2018	2017	Statements of income location

Unrealized gains/(losses) on securities available-for-sale:
	$3,306	5,247	Realized gains, excluding other-than-temporary impairment losses on securities

	(694)	(1,102)	Income tax current expense

Total reclassification for the year	$2,612	4,145	Total net gain

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

(6)	Fair Value Measurements

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the balance sheets into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

•

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. government securities, actively traded equity securities, cash and cash equivalents and separate account assets.

•

Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1 that are observable in active markets or that are derived principally from or corroborated by observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities, municipal bonds, foreign government debt, certain corporate debt, asset-backed, mortgage-backed, private placement, securities lending collateral and equity securities.

•

Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt and asset-backed and mortgage-backed securities.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

The following table presents the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2018
Assets
Investments:
Securities available-for-sale:
Fixed maturity securities:
U.S. treasury securities and obligations of U.S. government	$4,505	13,489	—	17,994
Obligations of states and political subdivisions	—	391,612	—	391,612
Debt securities issued by foreign governments	—	6,714	—	6,714
Corporate	—	1,967,429	—	1,967,429
Asset-backed	—	263,407	5,343	268,750
Mortgage-backed	—	304,668	2,438	307,106
Equity securities	2	4,035	—	4,037
Other long-term investments:
Derivative assets:
Equity index call options	—	123	—	123
Short-term investments securities lending collateral	—	83,187	—	83,187
Cash and cash equivalents	22,469	—	—	22,469
Assets held in separate accounts	233,459	—	—	233,459

Total assets	$260,435	3,034,664	7,781	3,302,880

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

	Level 1	Level 2	Level 3	Total
2017
Assets
Investments:
Securities available-for-sale:
Fixed maturity securities:
U.S. treasury securities and obligations of U.S. government	$3,624	11,819	—	15,443
Obligations of states and political subdivisions	—	386,598	—	386,598
Debt securities issued by foreign governments	—	5,992	—	5,992
Corporate	—	1,543,591	2,977	1,546,568
Asset-backed	—	270,591	2,194	272,785
Mortgage-backed	—	331,921	3,013	334,934
Equity securities	4	8,357	—	8,361
Short-term investments securities lending collateral	—	9,148	—	9,148
Cash and cash equivalents	5,573	—	—	5,573
Assets held in separate accounts	279,508	—	—	279,508

Total assets	$288,709	2,568,017	8,184	2,864,910

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of FASB ASC Topic 820, Fair Value Measurements and Disclosures, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of secondary pricing sources, review of price source changes, and review of methodology changes.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments listed in the above tables:

Fixed maturity and equity securities – The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities.

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these fixed maturity securities as Level 2 assets.

Fixed maturity securities not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular fixed maturity security. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values within Level 2.

In some instances the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These fixed maturity securities are classified as Level 3 assets.

For certain asset-backed fixed maturity securities with complex cash flows that are not priced by independent pricing services, management determines the fair value using other modeling techniques, primarily commercial software applications utilized for valuing securitized investments with variable cash flows. These fixed maturity securities are classified as Level 3 assets.

At December 31, 2018, 81.0% of the estimated fair values of fixed maturity securities were obtained from independent pricing services and 19.0% from the Company’s internal pricing. At December 31,

2017, 82.1% of the estimated fair values of fixed maturity securities were obtained from independent pricing services and 17.9% from the Company’s internal pricing.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

Derivative instruments - The Company purchases equity index call options as hedges for the indexed universal life products. The equity index call options are valued using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. These derivative assets are classified as Level 2 assets.

Short-term investments - Short-term investments include fixed maturity securities that mature in less than one year and are valued in the same manner as the fixed maturity securities.

Cash and cash equivalents - Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash equivalents are comprised of publicly traded money market accounts which are considered to be Level 1 assets.

Assets held in separate accounts - Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the balance sheets. The underlying securities are mutual funds that are valued using the reported net asset value which is published daily. The Company has classified the estimated separate account assets as Level 1 assets.

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

	Investments
	Corporate	Asset - backed	Mortgage - backed	Total assets

December 31, 2016	$987	17,815	-	18,802

Net investment gains (losses):
In earnings (realized and unrealized)[1]	(5)	-	(3)	(8)
Unrealized in OCI[2]	68	(59)	21	30

Purchases	-	-	3,005	3,005
Settlements	-	(322)	(10)	(332)
Transfers into Level 3	2,914	2,575	-	5,489
Transfers out of Level 3	(987)	(17,815)	-	(18,802)

December 31, 2017	2,977	2,194	3,013	8,184

Net investment gains (losses):
In earnings (realized and unrealized)[1]	-	-	(16)	(16)
Unrealized in OCI[2]	-	(205)	(50)	(255)

Purchases	-	2,000	-	2,000
Settlements	-	(1,110)	(509)	(1,619)
Transfers into Level 3	-	3,472	-	3,472
Transfers out of Level 3	(2,977)	(1,008)	-	(3,985)

December 31, 2018	$-	5,343	2,438	7,781

Change in unrealized gains (losses):
Still held at December 31:
2017	$(5)	-	(3)	(8)

2018	$-	-	(16)	(16)

[1]

Net realized investment gains and losses included in earnings reflect gains/(losses) on sales of financial instruments, changes in fair value of other assets and liabilities, other-than-temporary impairments, amortization and accretion of premiums or discounts and derivative settlements activity.

[2]	Unrealized investment gains and losses recorded in other comprehensive (loss) income include changes in market value of certain instruments.

The following tables present certain quantitative information about the significant unobservable inputs used in the fair value measurement for asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31. Certain securities classified as Level 3 excluded from the table below are obtained from non-binding broker quotes where observable inputs are not reasonably obtainable by the Company. There were no Level 3 securities with a fair value

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

measured on a recurring basis as of December 31, 2018 or 2017 that were not priced from non-binding broker quotes.

Asset Transfers Between Levels

The Company reviews its fair value hierarchy classifications annually. Transfers into or out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company’s conclusion that pricing information received from a third party pricing service is not reflective of market activity.

		Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
2018
Assets:
Securities available-for-sale:
Fixed maturity securities:
Corporate	$	—	2,977
Asset-backed		3,472	1,008

2017
Assets:
Securities available-for-sale:
Fixed maturity securities:
Corporate	$	2,914	987
Asset-backed		2,575	17,815

During the years ended December 31, 2018 and 2017, the Company transferred investments totaling $3,472 and $5,849, respectively, into Level 3 from Level 2 as a result of lack of visibility to observe significant inputs to price. During the years ended December 31, 2018 and 2017, the Company transferred investments totaling $3,985 and $18,802, respectively, out of Level 3 into Level 2 as a result of the availability of observable pricing inputs for these securities. There were no transfers from Level 2 to Level 1 in 2018 or 2017. There were no transfers out of Level 1 in 2018 or 2017.

Fair Value Measurement on a Nonrecurring Basis

In 2018 and 2017, the Company did not impair any fixed maturity held-to-maturity securities. The Company had no impaired mortgage loans on real estate in 2018 or 2017. The Company uses the same valuation methodologies for its fair value measurements on a nonrecurring basis. The valuation techniques involved significant unobservable market inputs such as non-binding broker quotes, internal liquidation analysis and the use of models. For mortgage loans, the valuation techniques were primarily based on the estimated fair value of the underlying collateral. These values were determined using third-party appraisals.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

There were no assets measured at fair value on a nonrecurring basis for the years ended December 31, 2018 and 2017.

Financial Instruments Not Carried at Fair Value

FASB ASC Topic 825, Financial Instruments, requires additional disclosure of the fair value information about existing on and off balance sheet financial instruments. ASC Topic 825 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. The Company’s assets and liabilities subject to ASC Topic 825 disclosure that have not been presented at fair value in the ASC Topic 820 tables above are presented in the table below:

		Carrying	Estimated	Fair value hierarchy level
		value	fair value	Level 1	Level 2	Level 3
2018
Assets:
Mortgage loans on real estate	$	399,571	396,418	—	—	396,418
Policy loans		122,111	144,589	—	—	144,589
Liabilities:
Investment contracts	$	155,174	147,507	—	147,507	—

2017
Assets:
Fixed maturity held-to-maturity securities	$	472,893	487,685	—	487,685	—
Mortgage loans on real estate		405,545	407,440	—	—	407,440
Policy loans		115,109	138,518	—	—	138,518
Liabilities:
Investment contracts	$	161,963	152,990	—	152,990	—

In estimating the fair value of financial instruments, the Company used the following methods and assumptions:

Fixed maturity held-to-maturity securities – The fair value of fixed maturity held-to-maturity securities, primarily private placements, is generally estimated from an internal pricing matrix using credit spreads over Treasury yields. The Company classifies these estimated fair values as Level 2 assets and Level 3 assets using the same valuation methodologies for fixed maturity securities that are recorded at estimated fair value on a recurring basis.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

Mortgage loans on real estate – The fair value of mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The Company’s mortgage loans are valued using internally obtained credit ratings and are classified as Level 3.

Policy loans – The fair value of policy loans is estimated using discounted cash flow calculations. The expected life of the loan is based on internal assumptions; therefore, the Company classifies these as Level 3 assets.

Investment contracts – The fair value of the Company’s liabilities under investment contracts is estimated using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Cash flows are discounted at a rate that reflects the nonperformance risk of the Company. The amounts shown in the above table are net of reinsurance. The inputs are market observable; therefore, the Company classifies these as Level 2 liabilities.

(7)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

•	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

•	the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;

•	the risk that foreign currency exchange rates could negatively impact the valuation of certain investments that are not denominated in U.S. dollars;

•	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other than temporary impairments; and

•	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities

Fixed Maturity and Equity Securities by Sector

The amortized cost and estimated fair value of available-for-sale and held-to-maturity securities for both fixed maturity and equity securities (for 2017 only, per ASU 2016-01) by sector as of December 31 is as follows:

	2018
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value	Non- credit OTTI
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$17,095	967	(68)	17,994	—
Obligations of states and political subdivisions	385,108	9,940	(3,436)	391,612	—
Debt securities issued by foreign governments	6,966	18	(270)	6,714	—
Corporate	1,964,293	52,900	(49,764)	1,967,429	—
Asset-backed	267,005	3,150	(1,405)	268,750	(1,134)
Mortgage-backed	310,572	3,349	(6,815)	307,106	(6,828)

Total fixed maturity securities	$2,951,039	70,324	(61,758)	2,959,605	(7,962)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

	2017
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value	Non- credit OTTI
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$14,132	1,313	(2)	15,443	—
Obligations of states and political subdivisions	372,758	15,357	(1,517)	386,598	—
Debt securities issued by foreign governments	5,963	46	(17)	5,992	—
Corporate	1,461,351	90,383	(5,166)	1,546,568	—
Asset-backed	268,808	4,947	(970)	272,785	(1,199)
Mortgage-backed	332,559	6,272	(3,897)	334,934	(8,216)

Total fixed maturity securities	$2,455,571	118,318	(11,569)	2,562,320	(9,415)

Equity securities	$8,111	253	(3)	8,361	—

Fixed maturity held-to-maturity securities:
U.S. Treasury securities and obligations of U.S. government	$2,542	224	—	2,766	—
Obligations of states and political subdivisions	1,395	270	—	1,665	—
Debt securities issued by foreign governments	1,000	45	—	1,045	—
Corporate	464,495	17,059	(2,994)	478,560	—
Asset-backed securities	3,461	188	—	3,649	—

Total held-to-maturity	$472,893	17,786	(2,994)	487,685	—

As reflected in the tables above, during the third quarter of 2018, the Company changed the classification of its entire portfolio of held-to-maturity securities to available-for-sale. The Company’s intent previously was to hold these securities to maturity; however, upcoming changes to the impairment accounting treatment for held-to-maturity securities has caused the Company to re-evaluate its intent, which necessitated the reclassification. During 2018, securities with an amortized cost of $469,809 and a fair value of $469,177 were reclassified to available-for-sale. This resulted in an unrealized loss of $632 being recognized in other comprehensive income during the year.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

Non-credit other than temporary impairment (“OTTI”) represents the amount of cumulative non-credit OTTI losses recognized in other comprehensive income on securities as of the date of OTTI that also had credit impairments.

The Company’s fixed maturities portfolio is comprised primarily of investment grade securities. Based upon designations by the NAIC, investment grade securities comprised 97.2% and 95.3% of the Company’s total available-for-sale and held-to-maturity fixed maturity securities portfolio as of December 31, 2018 and 2017, respectively.

Investments with a fair value of $3,425 and $3,839 as of December 31, 2018 and 2017, respectively, were on deposit with various regulatory agencies as required by law and are included in securities available-for-sale.

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities available-for-sale and held-to-maturity as of December 31, 2018, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2018.

	Fixed maturity securities
	Available-for-sale
	Amortized cost	Estimated fair value
Due in one year or less	$68,687	69,408
Due after one year through five years	583,809	593,997
Due after five years through ten years	1,139,147	1,116,956
Due after ten years	1,159,396	1,179,244

Total	$2,951,039	2,959,605

Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities

The following tables present the estimated fair value and gross unrealized losses of the Company’s fixed maturity (aggregated by sector) and equity securities (for 2017 only, per ASU 2016-01) in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

	Less than 12 months		12 months or longer		Total
	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses
2018

U.S. Treasury securities and obligations of U.S. government	$3,795	(63)	243	(5)	4,038	(68)
Obligations of states and political subdivisions	49,012	(693)	63,491	(2,743)	112,503	(3,436)
Debt securities issued by foreign governments	967	(30)	4,729	(240)	5,696	(270)
Corporate	755,608	(28,001)	285,322	(21,763)	1,040,930	(49,764)
Asset-backed	70,991	(421)	44,700	(984)	115,691	(1,405)
Mortgage-backed	64,173	(716)	139,036	(6,099)	203,209	(6,815)

Total fixed maturity securities	$944,546	(29,924)	537,521	(31,834)	1,482,067	(61,758)

	Less than 12 months		12 months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	fair value	losses	fair value	losses	fair value	losses
2017

U.S. Treasury securities and obligations of U.S. government	$246	(2)	—	—	246	(2)
Obligations of states and political subdivisions	24,234	(338)	46,770	(1,179)	71,004	(1,517)
Debt securities issued by foreign governments	2,478	(17)	—	—	2,478	(17)
Corporate	212,526	(3,084)	122,649	(5,076)	335,175	(8,160)
Asset-backed	56,003	(400)	23,239	(570)	79,242	(970)
Mortgage-backed	41,377	(435)	111,776	(3,462)	153,153	(3,897)

Total fixed maturity securities	336,864	(4,276)	304,434	(10,287)	641,298	(14,563)

Equity securities	—	—	3	(3)	3	(3)

Total	$336,864	(4,276)	304,437	(10,290)	641,301	(14,566)

Concentrations related to fixed maturity securities in an unrealized loss position are included in the tables below. The tables summarize the fixed maturity securities by sector in an unrealized loss position for less than and greater than twelve months as of December 31:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

Unrealized losses	Less than 12 months	12 months or longer	Total	Number of securities
2018
99.9%-80%:
U.S. Treasury securities and obligations of U.S. government	$(63)	(5)	(68)	5
Obligations of states and political subdivisions	(693)	(2,743)	(3,436)	46
Debt securities issued by foreign governments	(30)	(240)	(270)	3
Corporate	(27,073)	(20,359)	(47,432)	586
Asset-backed	(421)	(984)	(1,405)	61
Mortgage-backed	(716)	(6,099)	(6,815)	71
Below 80%:
Corporate	(928)	(1,404)	(2,332)	7

Total	$(29,924)	(31,834)	(61,758)	779

Unrealized losses	Less than 12 months	12 months or longer	Total	Number of securities
2017
99.9%-80%:
U.S. Treasury securities and obligations of U.S. government	$(2)	—	(2)	2
Obligations of states and political subdivisions	(338)	(1,179)	(1,517)	29
Debt securities issued by foreign governments	(17)	—	(17)	1
Corporate	(3,084)	(5,076)	(8,160)	183
Asset-backed	(400)	(570)	(970)	41
Mortgage-backed	(435)	(3,462)	(3,897)	42

Total	$(4,276)	(10,287)	(14,563)	298

Evaluation of Other Than Temporarily Impaired Investments

Management regularly reviews its fixed maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other than temporary declines in fair value of investments.

An analysis is prepared which focuses on the issuer’s ability to service its debts and the extent and length of time the security has been valued below cost. This review process includes an assessment of the credit quality and an assessment of the present value of future cash flows of the identified investment in the

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

securities portfolio, and for equity securities, an assessment of near-term recovery and whether the security will recover its amortized cost basis in a reasonable period of time.

For corporate securities, the Company evaluates the present value of cash flows using the financial performance of the issuer based upon credit performance and investment ratings. Residential mortgage-backed securities and asset-backed securities are assessed for impairment using default estimates based on the underlying collateral performance including default rates, recovery rates and prepayment speeds. Cash flows generated by the collateral are then utilized, along with consideration for the issue’s position in the overall structure, to determine cash flows associated with the security.

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security is other than temporarily impaired. Relevant facts and circumstances that may be considered include:

•	comparison of current estimated fair value of the security as compared to cost;

•	length of time the estimated fair value has been below cost;

•	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

•	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

•	any items specifically pledged to support the credit along with any other security interests or collateral;

•

the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity securities, the forecasted recovery of estimated fair value in a reasonable period of time;

•	overall business climate including litigation and government actions;

•	rating agency downgrades;

•	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

•	other circumstances particular to an individual security.

For each security deemed by management that meets the criteria for additional analysis, the Company prepares an analysis of the present value of the expected cash flows, using the interest rate implicit in the investment at the date of acquisition. To the extent that the present value of cash flows generated by a debt security is less than the amortized cost, an OTTI is recognized in the statements of income.

For those debt securities for which the Company has the intent to sell the security, or if it is more likely than not that it will be required to sell the security before recovery of the amortized cost, the entire

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

unrealized loss (the amount that the amortized cost basis exceeds the estimated fair value) is recognized in the statements of income. For those debt securities for which the Company does not intend to sell the security and it is not more likely than not that the Company will be required to sell the security, but the security has suffered a credit loss (the amortized cost basis exceeds the present value of the expected cash flows), the impairment charge (excess of amortized cost over estimated fair value) is bifurcated with the credit loss portion recorded in the statements of income, and the remainder, or non-credit loss portion, is recorded in other comprehensive income (loss). The Company prospectively accretes the value of the investment through interest income to the extent the future cash flows of the security are expected to be in excess of the new cost basis.

The Company discloses as part of the separate component of AOCI the non-credit portion of any OTTI. Subsequent changes in estimated fair value that are not considered OTTI are not included in the separate component of AOCI.

Current Year Evaluation

The Company has concluded securities in an unrealized loss position as of December 31, 2018 and 2017 reflect temporary fluctuations in economic factors that are not indicative of OTTI due to the Company’s ability and intent to hold the fixed maturity security investments until recovery of estimated fair value or amortized cost and for equity securities, anticipate a forecasted recovery in a reasonable period of time.

Total unrealized losses increased from December 31, 2017 to December 31, 2018 due to wider credit spreads and higher U.S. Treasury yields. Additionally, unrealized losses increased in certain industry sectors (i.e. energy, oil) due to overall sector declines in value and not issuer-specific credit deterioration. Accordingly no write-downs were deemed necessary for the securities reflected in the tables above.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans consist of commercial mortgage loans originated in the United States. Mortgage loans are collateralized by the underlying properties. Collateral on mortgage loans must meet or exceed 125% of the loan at the time the loan is made. The carrying amounts of our mortgage loan portfolio as of December 31 were as follows:

	2018	2017
Commercial mortgage loans	$400,573	406,562
Valuation allowance	1,002	1,017

Net carrying value	$399,571	405,545

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

Concentration of Credit Risk

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The Company’s portfolio is collateralized by properties located in the United States. Total loans in any state did not exceed 14.5% as of December 31, 2018 and 2017.

As of December 31, 2018, loans in the states of Texas and Florida exceeded 10.0% of the total loan portfolio and had carrying values of $52,771 and $43,674, respectively. As of December 31, 2017, loans in the states of Texas and Florida exceeded 10.0% of the total loan portfolio and had carrying values of

$58,846 and $46,749, respectively.

Furthermore, the Company manages risk by underwriting relatively nominal individual commercial loans. The average loan, at origination, was approximately $1,853 and $1,851 in 2018 and 2017, respectively.

Commercial Mortgage Loans

The Company performs an annual performance review of the commercial mortgage loan portfolio and assigns a rating based on the property’s loan to value (“LTV”), age, mortgage debt service coverage (“DSC”) and occupancy. This analysis helps identify loans that may experience difficulty. If a loan is not paying in accordance with contractual terms, it is placed on a watch list and monitored through inspections and contact with the property’s local representative. In addition, as part of portfolio monitoring, the Company physically inspected nearly 100% of the properties in the portfolio. The LTV and DSC ratios are applied consistently across the entire commercial mortgage loan portfolio.

The following table summarizes our commercial mortgage loan portfolio, net of allowance, LTV ratios and DSC ratios using available data as of December 31. The ratios are updated as information becomes available.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

	DSC
LTV	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
2018
0% - 50%	$98,691	27,938	43,898	47,975	7,486	3,121	229,109
50% - 60%	2,168	14,638	11,096	39,297	4,694	2,636	74,529
60% - 70%	-	-	23,494	17,888	15,732	2,740	59,854
70% - 80%	-	-	978	9,236	5,982	2,374	18,570
80% and greater	-	-	2,042	1,025	8,407	6,035	17,509

Total	$100,859	42,576	81,508	115,421	42,301	16,906	399,571

2017
0% - 50%	$115,920	24,703	46,805	46,839	17,060	3,469	254,796
50% - 60%	4,670	11,878	14,536	34,587	3,479	962	70,112
60% - 70%	274	3,231	13,050	30,254	5,535	-	52,344
70% - 80%	-	-	-	15,572	7,270	-	22,842
80% and greater	-	-	-	-	2,255	3,196	5,451

Total	$120,864	39,812	74,391	127,252	35,599	7,627	405,545

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property. It is preferred that the LTV be less than 100%. Our corporate policy directs that our LTV on new mortgages not exceed 75% for standard mortgages.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

Allowance for Loan Losses

The allowance for loan losses is comprised of two components, specific and general, based on amounts collectively and individually evaluated for impairment. The Company’s commercial mortgage loan portfolio has experienced minimal historical losses throughout the years, including the last three years.

The general component of the allowance for loan losses is maintained at a level believed adequate by management and reflects management’s best estimate of probable credit losses, including losses incurred at the balance sheet date, but not yet identified by specific loan.

A rollforward of the allowance for loan losses is as follows:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

	2018	2017

Beginning balance	$1,017	984
Provision	(15)	67
Charge-offs	-	(34)

Ending balance	$1,002	1,017

The Company has other financing receivables with contractual maturities of one year or less such as reinsurance recoverables and premiums receivables. The Company does not record an allowance for these items since the Company has not had any significant collection issues related to these types of receivables. The Company writes off the receivable if it is deemed to be uncollectible.

Mortgage Loan Aging

The table below depicts the loan portfolio exposure, net of allowance, of the remaining principal balances (which equal the Company’s recorded investment), by type, as of December 31:

	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total	Recorded investment > 90 days and accruing

2018	$-	-	-	-	399,571	399,571	-

2017	$-	-	-	-	405,545	405,545	-

Performance, Impairment and Foreclosures

At December 31, 2018 and 2017, the Company had no mortgage loans in the process of foreclosure. There were no mortgage loan write-downs in 2018, 2017 or 2016.

Commercial mortgage loans in foreclosure and mortgage loans considered to be impaired as of the balance sheet date are placed on a nonaccrual status if the payments are not current. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

The Company had no mortgage loans on nonaccrual status as of December 31, 2018 and 2017.

The Company did not have any significant troubled debt restructurings of mortgage loans during 2018 or 2017.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

The recorded investment in and unpaid principal balance of impaired loans along with the related specific allowance for loan losses, if any, and the average recorded investment and interest income recognized during the time the loans were impaired as of December 31 were as follows:

	Recorded investment	Unpaid principal balance	Related allowance	Average recorded investment	Interest income recognized
2017
With an allowance recorded:
Commercial mortgages	$-	-	-	326	18

There was no recorded investment in or unpaid principal balance of impaired loans, or specific allowance for loan losses, as of December 31, 2018. There was no average recorded investment or interest income recognized during the time the loans were impaired as of December 31, 2018.

Other Long Term Investments

The components of other long-term investments were as follows as of December 31:

	2018	2017
FHLB common stock	$6,774	6,748
Receivable for securities	1,255	2,356
Derivative instruments	123	—

Total	$8,152	9,104

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Cincinnati. Through its membership, and by purchasing FHLB stock, the Company can enter into deposit contracts.

Securities Lending

As of December 31, 2018 and 2017, the Company received $83,187 and $9,148, respectively, of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in the balance sheets in short-term investments securities lending collateral with a corresponding liability recorded in payables for securities lending collateral to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2018 and 2017. As of December 31, 2018 and 2017, the Company had loaned securities with a fair value of $80,604 and $8,900, respectively, which are recognized in the balance sheets in securities available-for-sale and equity securities.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

Variable Interest Entities

In the normal course of business, the Company invests in fixed maturity securities structured through trusts that could qualify as VIE. A VIE is a legal entity that lacks sufficient equity to finance their activities, or the equity investors of the entities as a group lack any of the characteristics of a controlling interest. The primary beneficiary of a VIE is generally the enterprise that has both the power to direct the activities most significant to the VIE, and is the enterprise that will absorb a majority of the fund’s expected losses or receive a majority of the fund’s expected residual returns. The Company evaluates its interest in certain fixed maturity investments, corporate securities, mortgage-backed securities, and asset-backed securities, to determine if the entities meet the definition of a VIE and whether the Company is the primary beneficiary and should consolidate the entity based upon the variable interests it held both at inception and where there is a change in circumstances that requires a reconsideration.

The Company has determined that it is not the primary beneficiary of these investments as the Company does not have the power to direct the activities that most significantly impact the entities’ performance. The Company’s maximum exposure to loss is limited to the carrying values of these securities. There are no liquidity arrangements, guarantees or other commitments by third parties that affect the fair value of the Company’s interest in these assets.

Net Investment Income

Analysis of investment income by investment type follows for the years ended December 31:

	Investment income
	2018	2017	2016
Gross investment income:
Securities available-for-sale:
Fixed maturity securities	$128,370	109,036	105,346
Equity securities	—	669	869
Fixed maturity held-to-maturity securities	983	21,218	22,529
Equity securities	423	—	—
Mortgage loans on real estate	19,918	21,165	21,117
Policy loans	7,777	6,405	6,087
Short-term investments	1,335	1,110	835

Total gross investment income	158,806	159,603	156,783
Investment expenses	(760)	(834)	(746)

Net investment income	$158,046	158,769	156,037

Net Realized Gains (Losses)

Analysis of net realized gains (losses) by investment type follows for the years ended December 31:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

	Realized gains (losses) on investments
	2018	2017	2016
Securities available-for-sale:
Fixed maturity securities	$206	(354)	2,245
Equity securities	—	20	125
Fixed maturity held-to-maturity securities	—	961	(2,146)
Equity securities	139	—	—
Derivative instruments	(339)	—	—
Other long-term investments	—	—	(128)

Total realized gains on investments	6	627	96

Change in allowances for mortgage loans on real estate	15	(33)	10

Net realized gains on investments*	$21	594	106

* Includes realized losses on derivatives which are presented separately on the statements of income

Realized gains (losses) on investments, as shown in the table above, include write-downs for OTTI of $193, $299 and $2,600 for the years ended December 31, 2018, 2017 and 2016, respectively. As of December 31, 2018, fixed maturity securities with a carrying value of $19,361, which had a cumulative write-down of $4,035 due to OTTI, remained in the Company’s investment portfolio.

The following tables summarize total OTTI losses on securities by asset type for the years ended December 31:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

	Total OTTI	Recognized in OCI	Recognized in earnings
2018
Obligations of states and political subdivisions	$439	439	—
Asset-backed	—	(65)	65
Mortgage-backed	(1,260)	(1,388)	128

Total other-than-temporary impairment losses	$(821)	(1,014)	193

2017
Obligations of states and political subdivisions	$232	(67)	299
Asset-backed	(3,842)	(3,842)	—

Total other-than-temporary impairment losses	$(3,610)	(3,909)	299

2016
Corporate	$2,573	—	2,573
Mortgage-backed	(1,029)	(1,056)	27

Total other-than-temporary impairment losses	$1,544	(1,056)	2,600

Credit Loss Rollforward

The following table summarizes the cumulative amounts related to the Company’s credit loss portion of the OTTI losses on fixed maturity securities held as of December 31, that the Company does not intend to sell and it is not more likely than not that the Company will be required to sell the security prior to recovery of the amortized cost basis and for which the non-credit portion of the loss is included in other comprehensive income:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

	2018	2017	2016
Cumulative credit loss, beginning of year	$5,871	15,656	14,432
New credit losses	—	—	2,573
Change in credit losses on securities included in the beginning balance	193	299	27

Subtotal	6,064	15,955	17,032
Less:
Losses related to securities included in the current year beginning balance sold or paid down during the period	2,029	10,084	1,376

Cumulative credit loss, end of year	$4,035	5,871	15,656

Sales of Fixed Maturity Securities, Available-for-Sale

The following table summarizes fixed maturity securities available-for-sale activity:

	2018	2017	2016

Proceeds	$230,888	167,204	144,190

Gross realized gains	$1,394	2,676	2,167

Gross realized losses	$(1,368)	(2,635)	(510)

Prior to the reclassification of all fixed maturity held-to-maturity securities during 2018, the Company could sell securities classified as held-to-maturity if the Company became aware of evidence of significant deterioration in an issuer’s creditworthiness and/or a significant increase in the risk weights of debt securities for regulatory RBC purposes. The Company sold zero, one and one held-to-maturity securities in 2018, 2017 and 2016, respectively. Proceeds from the sale of those securities were $0, $3,000 and $2,490 in 2018, 2017 and 2016, respectively. There were net losses realized on the sale of those securities of $0, $0 and $510 in 2018, 2017, and 2016, respectively.

Net Unrealized Gains (Losses) on Available-for-Sale Securities

An analysis by investment type of the change in unrealized gains (losses), before taxes, on securities available-for-sale is as follows for the years ended December 31:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

	2018	2017	2016
Securities available-for-sale:
Fixed maturity securities	$(98,183)	26,577	9,842
Equity securities	—	626	(961)

Change in net unrealized gains	$(98,183)	27,203	8,881

The following table summarizes the unrealized gains and losses recognized during the year ended December 31, 2018 on equity securities still held at December 31, 2018:

		2018
Net gains and losses recognized during the period on equity securities	$	(147)
Less: Net gains and losses recognized during the period on equity securities sold during the period		(191)

Unrealized gains and losses recognized during the reporting period on equity securities still held at the reporting date	$	(338)

The components of net unrealized gains (losses) on securities available-for-sale in AOCI arising during the period were as follows as of December 31:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

		2018	2017	Change
Securities available-for-sale	$	8,566	106,749	(98,183)
Impact of adoption of ASU 2016-01		—	250	(250)
Future policy benefits and claims		(2,888)	(3,301)	413
Other policyholder funds		(242)	17,748	(17,990)
Deferred policy acquisition costs		(2,134)	(35,297)	33,163
Deferred federal income tax provision		(744)	(18,090)	17,346

Net unrealized gains	$	2,558	68,059	(65,501)

		2017	2016	Change
Securities available-for-sale	$	106,999	79,796	27,203
Future policy benefits and claims		(3,301)	(3,125)	(176)
Other policyholder funds		17,748	8,885	8,863
Deferred policy acquisition costs		(35,297)	(25,669)	(9,628)
Deferred federal income tax provision		(18,090)	(20,960)	2,870

Net unrealized gains	$	68,059	38,927	29,132

		2016	2015	Change
Securities available-for-sale	$	79,796	70,915	8,881
Future policy benefits and claims		(3,125)	(1,163)	(1,962)
Other policyholder funds		8,885	—	8,885
Deferred policy acquisition costs		(25,669)	(22,818)	(2,851)
Deferred federal income tax provision		(20,960)	(16,426)	(4,534)

Net unrealized gains	$	38,927	30,508	8,419

(8)	Derivative Financial Instruments

The Company enters into derivative contracts to economically hedge guarantees on riders for certain insurance contracts. Although these contracts do not qualify for hedge accounting or have not been designated in hedging relationships by the Company pursuant to ASC Topic 815, Derivatives and Hedging, they provide the Company with an economic hedge, which is used as part of its overall risk management strategy. The Company enters into equity index call options to economically hedge liabilities embedded in indexed universal life products.

In October 2016, the Company entered into an equity index call option agreement. Under this agreement, three equity index call options will be purchased monthly. The S&P 500 and Russell 2000 options are one year call spread options. The custom Barclays instrument is a three year call. Starting in May 2018, the Company began purchasing one year calls for the custom Barclay instrument as well. Since this does not meet the definition of a hedge, it is treated as a derivative with no hedging designation under ASC 815, with the gain or loss on the derivative instrument recognized in earnings.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

The following tables present a summary of the estimated fair value of derivatives held by the Company along with the amounts recognized in the balance sheets:

		December 31
Derivatives not designated as hedging instruments under ASC 815	Balance sheet location	2018 Fair value	2018 Notional Amount	2017 Fair value	2017 Notional Amount
Asset derivatives:
Equity index call options	Other long-term investments	$123	18,258	—	—

Total		$123	18,258	—	—

The following table presents the effect of derivative instruments on the statements of income for the years ended December 31:

Derivatives not designated as	Location of gain (loss)		Amount of (loss) gain recognized in income on derivatives
hedging instruments under ASC 815	recognized in income on derivatives		2018	2017	2016

Equity index call options	Net realized gains (losses): derivative instruments	$	(339)	—	—

Total		$	(339)	—	—

(9)	Deferred Policy Acquisition Costs

The deferred policy acquisition costs and changes thereto for the years ended December 31, 2018 and 2017 were as follows:

		2018	2017
Balance - beginning of year	$	331,844	346,184
Acquisition costs deferred		43,131	34,750
Amortization		(35,343)	(39,462)
Unrealized investment (losses) gains		33,163	(9,628)

Balance - end of year	$	372,795	331,844

(10)	Future Policy Benefits and Claims

The liability for future policy benefits and claims is comprised of basic and benefit reserves for traditional life products, group life and health policies, universal life policies, and investment contracts.

The liability for future policy benefits for traditional life products has been established based upon the net level premium method using interest rates varying from 3.0% to 5.5%.

The liability for future policy benefits for universal life policies and investment contracts represents approximately 84.3% and 84.5% of the total liability for future policy benefits as of December 31, 2018

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

and 2017, respectively. The liability has been established based on accumulated contract values without reduction for surrender penalty provisions. The average interest rate credited on investment product policies was 4.0%, 4.0% and 4.0% for the years ended December 31, 2018, 2017 and 2016, respectively. Approximately 35.5% and 37.0%, as of December 31, 2018 and 2017, respectively, of the universal life policies and investment contracts were at their guaranteed minimum interest rate.

Reserves are calculated using withdrawal, mortality, and morbidity rates. Withdrawal rates vary by issue age, type of coverage and policy duration and are based on Company experience. Mortality and morbidity rates which are guaranteed within insurance contracts are based on published tables and Company experience.

The Company has established a reserve for three universal life plans with lifetime secondary guarantees, which the Company discontinued. The following table summarizes the reserve net of all reinsurance and net amount at risk as of December 31:

	Reserve net of reinsurance	Net amount at risk	Weighted average attained age

2018	$660	12,621	68

2017	$1,072	12,956	67

Net amount at risk represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

(11)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties and subsidiaries. This reinsurance involves either ceding certain risks to or assuming risks from other insurance companies. The Company’s financial statements reflect the effects of assumed and ceded reinsurance transactions.

External Reinsurance

For the Company’s life insurance products, the Company reinsures a percentage of the mortality or morbidity risk on a quota share basis or on an excess of retention basis. The Company also reinsures risk associated with their disability and health insurance policies.

Affiliate Reinsurance

ONLIC assumes certain BOLI policies issued through September 2016 by the Company. Montgomery Re, Inc. (“MONT”), an affiliated reinsurer, assumes certain term life policies and certain death benefit

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

guarantee universal life policies issued by the Company. Kenwood Re, Inc. (“KENW”) and Camargo Re Captive, Inc. (“CMGO”), affiliated reinsurers, assume certain term life policies issued by the Company.

Further information on the activities related to ONLAC’s ceded business is as follows for the years ended December 31:

	2018
	Affiliate	Nonaffiliate
Premiums	$144,924	130,277
Claims incurred	96,141	162,355
Commission and expense allowances	21,260	9,124
Reinsurance recoverable:
Reserves for future policy benefits	1,377,509	340,956
Policy and contract claims payable	14,981	26,672
Cost of reinsurance, 2011 activity	—	3,669
Cost of reinsurance, 2015 activity	2,704	—

	2017
	Affiliate	Nonaffiliate
Premiums	$146,099	136,083
Claims incurred	81,259	131,052
Commission and expense allowances	25,825	8,701
Reinsurance recoverable:
Reserves for future policy benefits	1,324,824	342,558
Policy and contract claims payable	11,259	9,812
Cost of reinsurance, 2011 activity	591	4,110
Cost of reinsurance, 2015 activity	2,948	—

	2016
	Affiliate	Nonaffiliate
Premiums	$230,152	122,125
Claims incurred	72,028	123,539
Commission and expense allowances	29,793	7,976
Reinsurance recoverable:
Reserves for future policy benefits	1,268,099	350,392
Policy and contract claims payable	12,242	9,971
Cost of reinsurance, 2011 activity	1,216	4,556
Cost of reinsurance, 2012 activity	112	—
Cost of reinsurance, 2015 activity	3,198	—

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

Affiliate Reinsurance Agreements

The details of the Company’s affiliate reinsurance agreements are as follows:

Effective December 31, 2015, the Company entered into a 100% coinsurance reinsurance agreement with CMGO. The agreement is 100% coinsurance of one inforce block of business to CMGO. This block consists of 10, 15 and 20 year term policies issued from January 1, 2015 to December 31, 2017. Effective December 31, 2018, the Company amended the coinsurance agreement to include Term 10-year, 15-year, and 20-year level policies issued between January 1, 2018 and December 31, 2019.

Effective December 31, 2013, the Company entered into a 100% coinsurance reinsurance agreement with KENW. The agreement included 100% coinsurance to cede two inforce blocks of business to KENW. The first block ceded 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010 (excluding policies which were fully retained). The second block consisted of 10, 15 and 20 year term policies issued between January 1, 2012 and December 31, 2014.

On July 1, 2014, the reinsurance agreement, dated February 1, 1981, between ONLAC and ONLIC for accident and health insurance (disability insurance) was amended. ONLAC recaptured the disability insurance business from ONLIC that was previously ceded under the agreement. The transaction was a recapture of $57,212 in previously ceded premiums which was recorded in accident and health insurance premiums in the statements of income and $59,931 recapture of previously ceded reserves which was recorded in benefits and claims expenses in the statements of income and future policy benefits and claims liability in the balance sheets.

Effective May 1, 2011, the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from January 1, 2009 to December 31, 2010 and certain death benefit guarantee universal life policies issued from March 23, 2002 to December 11, 2009. Additionally, certain 15 year and 20 year term policies issued from June 4, 2007 to December 31, 2010 that were previously reinsured in part with nonaffiliated reinsurers were also ceded to MONT at 100%.

Effective July 1, 2012, the Company amended its existing 100% coinsurance reinsurance agreement with MONT. The agreement was amended to include an additional 100% coinsurance reinsurance agreement to cede an inforce block of business to MONT. The ceded business consisted of two blocks. The first block consisted of 10, 15, and 20 year term policies issued from January 1, 2011 to December 31, 2011 and was ceded to MONT effective July 1, 2012. The second block was fully retained 10 year term policies issued between April 1, 2004 and June 30, 2008 which were recaptured from a nonaffiliated reinsurer and retroceded to MONT effective December 31, 2012. Effective June 30, 2009 the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from April 1, 2004 to December 31, 2008. Policies issued between April 1, 2004 to June 30, 2008 which were ceded to a nonaffiliated reinsurer were excluded and not reinsured under this amendment. Effective December 31, 2008 the Company entered

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

into a 100% coinsurance reinsurance agreement with MONT. The agreement included 100% coinsurance to cede 10 year term policies issued from January 1, 2000 to March 31, 2004.

Effective December 31, 2013, the Company amended its existing 100% coinsurance reinsurance agreement with MONT. The agreement states that the Company recaptured the blocks of business including 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010.

The reconciliation of traditional life and individual health premiums to net premiums for the years ended December 31, were as follows:

	2018	2017	2016

Direct premiums earned	$257,537	250,275	327,240
Reinsurance assumed - external	372	421	507
Reinsurance assumed - intercompany	—	—	—
Reinsurance ceded - external	(130,277)	(136,083)	(122,125)
Reinsurance ceded - intercompany	(144,924)	(146,099)	(230,151)

Net premiums earned	$(17,292)	(31,486)	(24,529)

(12)	Bank Line of Credit

In April 2016, ONFS obtained a $525,000 senior unsecured, syndicated credit facility. The credit facility was established for the purpose of issuing letters of credit and loans for general corporate purposes and matures in April 2021. In March 2017, ONFS increased this credit facility by $50,000 to $575,000. ONFS did not utilize this facility as of December 31, 2017 or 2016 for the benefit of the Company. In March, 2018, ONFS increased this credit facility by $325,000 to $900,000. The credit facility now matures in March 2023.

There was no interest or fees paid by the Company on these credit facilities in 2018, 2017 or 2016.

(13)	Income Taxes

The provision for income taxes is as follows:

	2018	2017	2016

Current expense	$3,150	6,839	12,186
Deferred benefit	(2,655)	(1,962)	(13,070)

Provision (benefit) for income taxes	$495	4,877	(884)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

The following table is the reconciliation of the provision for income taxes based on enacted U.S. federal income tax rates to the provision for income taxes reported in the financial statements for the years ended December 31:

	2018	2017	2016

Pre-tax income times U.S. enacted tax rate	$3,668	9,094	2,972
Tax-preferred investment income	(492)	(655)	(975)
Transfer pricing	(1,718)	(2,877)	(3,393)
U.S. Tax rate change	(658)	(752)	–
Other, net	(305)	67	512

Provision (benefit) for income taxes	$495	4,877	(884)

Effective tax rate	2.8%	18.8%	(10.4)%

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions.

As discussed in Note 4, the United States enacted new tax legislation effective January 1, 2018. The effects of the tax rate change on deferred taxes are reflected in the tax rate reconciliation above. The primary impact on our 2017 financial results was associated with the effect of reducing the U.S. income tax rate from 35% to 21% on our deferred tax balances as of December 31, 2017. Other material provisions of the U.S. tax reform impacting The Company and not effective until January 1, 2018, include, but are not limited to provisions: 1) reducing the dividends received deduction; 2) increasing the tax deferred acquisition cost rates (Tax DAC); 3) modifying the tax reserve calculation; and 4) eliminating the corporate alternative minimum tax (AMT).

The largest component of tax-preferred investment income in the rate reconciliation above is the Dividends Received Deduction (“SA DRD”) on separate account assets held in connection with certain life contracts. For 2018, 2017 and 2016 tax returns, the Company recognized an income tax benefit of $187, $598 and $444, respectively.

The tax effects of temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities that give rise to significant components of the net deferred tax (asset) liability relate to the following as of December 31:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

	2018	2017
Deferred tax assets:
Future policy benefits	$428,838	407,579
Mortgage loans on real estate	210	213
Other	369	300

Total gross deferred tax assets	429,417	408,092

Deferred tax liabilities:
Investments	2,386	22,546
Deferred policy acquisition costs	41,325	35,067
Reinsurance recoverable	365,289	349,953
Other	1,245	1,354

Total gross deferred tax liabilities	410,245	408,920

Net deferred tax asset (liability)	$19,172	(828)

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income, and prudent and feasible tax planning strategies in making this assessment. Based upon the level of historical taxable income, projections for future income over the periods in which the deferred tax assets are deductible and available tax planning strategies, the Company believes it is more likely than not that it will realize the benefits of these deductible differences.

As of December 31, 2018 and 2017, the Company had no capital loss carryforwards, uncertain tax positions or valuation allowances recorded. As of December 31, 2018, the Company has tax credit carryforwards of $387 expiring in years 2023 through 2028.

(14)	Regulatory RBC and Dividend Restrictions

The Company is required to comply with statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for the Company, filed with the Ohio Department of Insurance (the “Department”), are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not prescribed. The Company does not have any permitted statutory accounting practices as of December 31, 2018 or 2017.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

Statutory Surplus and Income

State insurance regulators and the NAIC have adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. As of December 31, 2018, the Company exceeded the minimum RBC requirements.

A company’s risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company’s statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2018, the Company’s total adjusted capital and company action level RBC was $312,076 and $76,639, respectively, providing an RBC ratio of 407%. Additionally, as of December 31, 2018, the Company’s authorized control level RBC was $38,319.

The statutory basis net income of ONLAC was $35,857, $43,697 and $14,116 for the years ended December 31, 2018, 2017 and 2016, respectively.

The statutory basis capital and surplus of ONLAC was $290,427 and $283,913 as of December 31, 2018 and 2017, respectively.

The primary reasons for the difference between statutory and GAAP accounting for reporting purposes include the following provisions for GAAP:

•

the costs related to successful efforts to acquire business, principally commissions and certain policy issue expenses, are amortized over the period benefited rather than charged to operations in the year incurred;

•

future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;

•	investments in fixed maturity available-for-sale securities are carried at fair value rather than amortized cost;

•

certain assets designated as non-admitted under statutory accounting are excluded from the balance sheet; under GAAP, these assets would be included in the balance sheets, net of any valuation allowance;

•	the asset valuation reserve and interest maintenance reserve are not recorded;

•	changes in deferred taxes are recognized in operations; and

•	there is a presentation of other comprehensive (loss) income and comprehensive (loss) income.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2018, 2017 and 2016

(Dollars in thousands)

Additionally, state regulators and rating agencies do not always use the same methodologies for calculating RBC ratios. There is a risk that a rating agency will not give us credit for certain regulatory RBC rules or permitted practices, which could result in a reduced rating even though the Company’s RBC ratio remains high based upon state regulatory rules and practices.

Dividend Restrictions

The payment of dividends by ONLAC to ONLIC is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the Director of Insurance is limited to the greater of ONLAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of ONLAC, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $36,000 may be paid by ONLAC to ONLIC in 2019 without prior approval. ONLAC declared and paid dividends to ONLIC of $27,000, $27,000 and $28,000 in 2018, 2017 and 2016, respectively.

(15)	Additional Financial Instruments Disclosure

Financial Instruments with Off Balance Sheet Risk

The Company is a party to financial instruments with off balance sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund mortgage loans, bonds and venture capital partnerships of $21,838 and $21,329 as of December 31, 2018 and 2017, respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the financial statements. The credit risk of all financial instruments, whether on or off balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

(16)	Related Party Transactions

The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing, and related services to ONLAC. ONLIC primarily uses multiple bases (head counts, salaries, number of policies, field compensation, time, reserve account balances, transaction counts, etc.) and believes they are reasonable for determining the expense charges. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in charges to the Company of approximately $59,928, $40,375 and $57,204 in 2018, 2017, and 2016, respectively. These amounts include pension costs for the personnel furnished to the Company.

Schedule I

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2018

(Dollars in thousands)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the balance sheet
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$17,095	17,994	17,994
Obligations of states and political subdivisions	385,108	391,612	391,612
Debt securities issued by foreign governments	6,966	6,714	6,714
Corporate securities	1,964,293	1,967,429	1,967,429
Asset-backed securities	267,005	268,750	268,750
Mortgage-backed securities	310,572	307,106	307,106

Total fixed maturity available-for-sale securities	2,951,039	2,959,605	2,959,605

Equity securities at fair value:
Common stocks:
Industrial, miscellaneous, and all other	5	2	2
Nonredeemable preferred stocks	4,120	4,035	4,035

Total equity securities at fair value	4,125	4,037	4,037

Mortgage loans on real estate, net	400,573		399,571	[1]
Policy loans	122,111		122,111
Other long-term investments	8,491		8,152	[2]
Short-term investments securities lending collateral	83,187		83,187

Total investments	$3,569,526		3,576,663

1   Difference from Column B is attributable to valuation allowances due to impairments on mortgage loans on real estate.

2   Difference from Column B is due to operations gains and/or losses of investments in limited partnerships.

See accompanying report of independent registered public accounting firm.

Schedule III

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Supplementary Insurance Information

Years ended December 31, 2018, 2017 and 2016

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
Year segment	Deferred policy acquisition costs	Future policy benefits, losses, claims, and loss expenses	Unearned Premiums [1]	Other policy claims and benefits payable [1]	Premium revenue
2018:
Individual life insurance	$355,405	4,701,892			(32,595)
All other	17,390	379,086			15,303

Total	$372,795	5,080,978			(17,292)

2017:
Individual life insurance	$318,859	4,541,237			(43,126)
All other	12,985	429,878			11,640

Total	$331,844	4,971,115			(31,486)

2016:
Individual life insurance	$335,415	2,938,269			(34,827)
All other	10,769	1,912,834			10,297

Total	$346,184	4,851,103			(24,530)

Column A	Column G	Column H	Column I	Column J	Column K
Year segment	Net investment income [2]	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses [2]	Premium written[3]
2018:
Individual life insurance	$167,632	151,873	33,079	36,197
All other	(9,586)	13,463	2,264	9,997

Total	$158,046	165,336	35,343	46,194

2017:
Individual life insurance	$165,647	147,877	37,843	30,949
All other	(6,878)	13,447	1,619	7,326

Total	$158,769	161,324	39,462	38,275

2016:
Individual life insurance	$163,580	162,589	43,189	33,150
All other	(7,543)	8,669	1,130	13,302

Total	$156,037	171,258	44,319	46,452

[1]	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

[3]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Reinsurance

Years ended December 31, 2018, 2017 and 2016

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2018:
Life insurance in force	$165,651,183	149,449,860	—	16,201,323	—%

Premiums:
Life insurance	228,853	261,448	—	(32,595)	—%
Accident and health insurance	28,685	13,754	372	15,303	2.4%

Total	$257,538	275,202	372	(17,292)	(2.2)%

2017:
Life insurance in force	$163,696,093	146,273,382	—	17,422,711	—%

Premiums:
Life insurance	226,246	269,372	—	(43,126)	—%
Accident and health insurance	24,029	12,810	421	11,640	3.6%

Total	$250,275	282,182	421	(31,486)	(1.3)%

2016:
Life insurance in force	$158,402,244	142,166,121	—	16,236,123	—%

Premiums:
Life insurance	306,330	341,157	—	(34,827)	—%
Accident and health insurance	20,910	11,120	507	10,297	4.9%

Total	$327,240	352,277	507	(24,530)	(2.1)%

See accompanying report of independent registered public accounting firm.

Schedule V

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Valuation and Qualifying Accounts

Years ended December 31, 2018, 2017 and 2016

(Dollars in thousands)

Column A		Column B	Column C		Column D	Column E
Description		Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
2018:
Valuation allowances – mortgage loans on real estate	$	1,017	—	—	(15)	1,002
2017:
Valuation allowances – mortgage loans on real estate	$	984	33	—	—	1,017
2016:
Valuation allowances – mortgage loans on real estate	$	994	—	—	(10)	984

See accompanying report of independent registered public accounting firm.

Ohio National Variable Account R

Form N-6

Part C

Other Information

Item 24. Financial Statements

Financial Statements of the Registrant and the Depositor can be found in Part B of this filing.

Item 26. Exhibits

The exhibits to this Registration Statement are listed below:

26(a)

Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1(1) of the Registrant’s registration statement on Form S-6 on October 31, 2001(File no. 333-16133) and is incorporated by reference herein.

26(b)	N/A
26(c)

Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant’s registration statement on Form S-6 on April 27, 1998 (File no. 333-16133) and is incorporated by reference herein.

Variable Policy Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. were filed as Exhibit (3)(d) of Post-Effective Amendment No. 23 of Ohio National Variable Account A registration statement on Form N-4 on April 27, 1998 (File no. 2-91213) and is incorporated by reference herein.

26(d)

Flexible Premium Life Insurance Policy, Form 08-VL-1 was filed as Exhibit 99(d)(1) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Overloan Protection Rider, Form 08-VOR-1 was filed as Exhibit 99(d)(2) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Accelerated Death Benefit Rider, Form 93-LAB-1 was filed as Exhibit 99(d)(3) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Exchange of Life Insured Rider, Form 96-QBE-2 (2U) was filed as Exhibit 99(d)(4) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Additional Term Life Insurance Rider, Form 08-QAT-1 (1U) was filed as Exhibit 99(d)(5) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Term Life Insurance for Additional Insured or Spouse Term Rider, Form 08-QSL-1 (1U) was filed as Exhibit 99(d)(6) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Family Term Life Insurance Rider, Form 08-QFP-1 (1U) was filed as Exhibit 99(d)(7) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Accidental Death Benefit Rider, Form 86-QAD-1 was filed as Exhibit 99(d)(8) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Guaranteed Purchase Option Rider, Form 86-QGP-1 was filed as Exhibit 99(d)(9) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Waiver of Premium for Total Disability Rider, Form 86-QWP-1 was filed as Exhibit 99(d)(5) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on

November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.
26(e)

Variable Life Insurance Application was filed as Exhibit 99(e) of the Registrant’s Pre-Effective Amendment on Form N-6 filed on April 27, 2004 (File No. 333-153020) and is incorporated by reference herein.

Variable Life Insurance Application Supplement, Form 6456, was filed as Exhibit 99(e)(2) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

26(f)

Articles of Incorporation of the Depositor were filed as Exhibit 1(6)(a) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein. Code of Regulations (by-laws) of the Depositor were filed as Exhibit 1(6)(b) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein.

26(g)	N/A
26(h)

Fund Participation Agreement between Depositor and Prudential Funds was filed as Exhibit (3)(g) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Fund Participation Agreement between Depositor and Neuberger Berman Advisers Management Trust was filed as Exhibit (3)(h) of Post-Effective Amendment No. 51 of Ohio National Variable Account — A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Amendment to Fund Participation Agreement between Depositor and The Universal Institutional Funds was filed as Exhibit (3)(i) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(4) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

Amendment to Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(5) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

First Amendment to the Participation Agreement by and between Salomon Brothers Variable Series Funds Inc., The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation was filed as Exhibit 99(h)(6) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

26(i)

Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1(8) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein.

26(j)	N/A
26(k)	Legal Opinion and Consent was filed as Exhibit 99(k) of the Registrant’s Form N-6 on December 22, 2008 (File No. 333-153020) and is incorporated by reference herein.
26(l)	N/A
26(m)	N/A
26(n)	Consents of KPMG LLP are filed herewith as Exhibit 99(26)(n).
26(o)	N/A
26(p)	N/A
26(q)

Memorandum describing the Depositor’s purchase, transfer, redemption and conversion procedures for the policies was filed as Exhibit 99(26)(q) of the Registrant’s registration statement on Form N-6, Post-Effective Amendment No. 8 on April 28, 2016 (File No. 333-153020) and is incorporated by reference herein.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address	Position and Offices with Depositor
Gary T. Huffman*	Director, Chairman, President & Chief Executive Officer
Barbara A. Turner*	Director, Executive Vice President & Chief Administrative Officer

Kristal E. Hambrick*	Executive Vice President & Chief Risk Officer

Christopher J. Calabro*	Senior Vice President, Life Insurance Strategic Business

Rocky Coppola*	Senior Vice President & Chief Financial Officer

John A. DelPozzo*	Senior Vice President, Traditional Distribution

Michael J. DeWeirdt*	Senior Vice President, Annuities Strategic Business
Paul J. Gerard*	Senior Vice President, Chief Investment Officer
Kush V. Kotecha*	Senior Vice President, Chief Corporate Actuary; Appointed Actuary
Lori A. Landrum*	Senior Vice President & Assistant General Counsel
William C. Price*	Senior Vice President & Assistant General Counsel

Dennis L. Schoff*	Senior Vice President & General Counsel, Assistant Secretary, Chief Compliance Officer

Peter Whipple*	Senior Vice President, Life Product and Financial Management Illustration Actuary

G. Timothy Biggs*	Vice President, Mortgages & Real Estate

R. Todd Brockman*	Vice President, Mutual Funds

Philip C. Byrde*	Vice President, Fixed Income Securities

Robert K. Gongwear*	Vice President, Taxes

Danielle D. Ivory*	Vice President, Insurance Operations

Carolyn J. Krisko*	Vice President, Internal Audit

Amy S. Leach*	Vice President, Disability Income Strategic Business

Therese S. McDonough*	Vice President & Corporate Secretary
Doris L. Paul*	Vice President & Treasurer
Gary R. Rodmaker*	Vice President, Fixed Income Securities

Raymond D. Spears*	Vice President & Chief Underwriting Officer

Annette M. Teders*	Vice President, Private Placements

Steven A. Wabnitz*	Vice President & Medical Director

Joseph M. Fischer*	Assistant Secretary

Bradley T. Owens*	Tax Officer

*The principal business address for these individuals is: One Financial Way, Montgomery, Ohio 45242.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of the Depositor. The Depositor is a wholly-owned subsidiary of The Ohio National Life Insurance Company, which is a wholly-owned subsidiary of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
The Ohio National Life Insurance Company (insurance company)	Ohio	100%
ONFlight, Inc. (aviation)	Ohio	100%
Fiduciary Capital Management, Inc. (investment adviser)	Connecticut	100%
Financial Way Realty, Inc. (realty company)	Ohio	100%
Sycamore Re, Ltd. (captive reinsurance company)	Cayman	100%
ONTech, LLC (technology company)	Delaware	100%
Princeton Captive Re, Inc. (captive reinsurance company)	Ohio	100%

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
Ohio National Life Assurance Corporation (insurance company)	Ohio	100%
Ohio National Equities, Inc. (securities broker dealer)	Ohio	100%
Ohio National Investments, Inc. (investment adviser)	Ohio	100%
The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%
Ohio National Fund, Inc. (registered investment company)	Maryland	100%
Kenwood Re, Inc. (captive reinsurance company)	Vermont	100%
Dow Target Variable Fund LLC (registered investment company)	Ohio	100%
Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%
Camargo Re Captive, Inc. (captive reinsurance company)	Ohio	100%
National Security Life and Annuity Company (insurance company)	New York	100%
Sunrise Captive Re, LLC (captive reinsurance company)	Ohio	100%

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
O.N. Investment Management Company (investment adviser)	Ohio	100%
Ohio National Insurance Agency of Alabama, Inc.	Alabama	100%
Ohio National Insurance Agency, Inc.	Ohio	100%

Sycamore Re, Ltd. owns 100% of the voting securities of ON Foreign Holdings, LLC, a holding company organized under the laws of Delaware.

ON Foreign Holdings, LLC owns (1) 100% of the voting securities of Ohio National International Holdings Cooperatief U.A., a holding company organized under the laws of Netherlands, and (2)

Ohio National International Holdings Cooperatief U.A. owns (1) 100% of the voting securities of ON Netherlands Holdings B.V., a holding company organized under the laws of Netherlands, and (2) 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru.

ON Netherlands Holdings B.V. owns (1) 100% of the voting securities of ON Global Holdings, SMLLC, a holding company organized under the laws of Delaware, (2) 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru, (3) 99.99% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil and (4) 0.01% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile.

ON Global Holdings, SMLLC owns (1) 99.99% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile, and (2) 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Item 29. Indemnification

The sixth article of the Depositor’s Articles of Incorporation, as amended, provides as follows:

“Each former, present and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators), or any such person (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of any contemplated, pending or threatened action, suit or proceeding, civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, to which he is or may be made a party by reason of being or having been such Director, Officer, or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such a person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) that, in any matter the subject of criminal action, suit or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith in any manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right to indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be set forth in the Code of Regulations or in such other manner as permitted by law. Each former, present, and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of any contemplated, pending or threatened action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, to which he is or may be a party by reason of being or having been such Director, Officer or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such person was not, and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association, and (b) that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.

Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right of indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be as set forth in the Code of Regulations or in such other manner as permitted by law.”

In addition, Article XII of the Depositor’s Code of Regulations states as follows:

“If any director, officer or employee of the Corporation may be entitled to indemnification by reason of Article Six of the Amended Articles of Corporation, indemnification shall be made upon either (a) a determination in writing of the majority of disinterested directors present, at a meeting of the Board at which all disinterested directors present constitute a quorum, that the director, officer or employee in question was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation or of such other business organization or association in which he served at the Corporation’s request, and that, in any matter which is the subject of a criminal action, suit or proceeding, he had no reasonable cause to believe that his conduct was unlawful and in an action by or in the right of the Corporation to procure a judgment in its favor that such person was not and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association; or (b) if the number of all disinterested directors would not be sufficient at any time to constitute a quorum, or if the number of disinterested directors present at two consecutive meetings of the Board has not been sufficient to constitute a quorum, a determination to the same effect as set forth in the foregoing clause (a) shall be made in a written opinion by independent legal counsel other than an attorney, or a firm having association with it an attorney, who has been retained by or who has performed services for this Corporation, or any person to be indemnified within the past five years, or by the majority vote of the policyholders, or by the Court of Common Pleas or the court in which such action, suit or proceeding was brought. Prior to making any such determination, the Board of Directors shall first have received the written opinion of General Counsel that a number of directors sufficient to constitute a quorum, as named therein, are disinterested directors. Any director who is a party to or threatened with the action, suit or proceeding in question, or any related action, suit or proceeding, or has had or has an interest therein adverse to that of the Corporation, or who for any other reason has been or would be affected thereby, shall not be deemed a disinterested director and shall not be qualified to vote on the question of indemnification. Anything in this Article to the contrary notwithstanding, if a judicial or administrative body determines as part of the settlement of any action, suit or proceeding that the Corporation should indemnify a director, officer or employee for the amount of the settlement, the Corporation shall so indemnify such person in accordance with such determination. Expenses incurred with respect to any action, suit or proceeding which may qualify for indemnification may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined hereunder that he is not entitled to indemnification or to the extent that the amount so advanced exceeds the indemnification to which he is ultimately determined to be entitled”.

Item 30. Principal Underwriter

The principal underwriter of the Registrant’s securities is Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, other separate accounts of The Ohio National Life Insurance Company which are registered as unit investment trusts; and other policies issues by Ohio National Variable Account R, which separate account is also registered as a unit investment trust.

The directors and officers of ONEQ are:

Name	Position with ONEQ

Barbara A. Turner	Director

Thomas J. DeGaetano	Vice President, Annuities

Robert K. Gongwer	Vice President & Tax Officer

Andrew J. VanHoy	Vice President, Compliance

Teresa R. Cooper	Treasurer & Controller
Anthony Harris	Continuing Education Director

Kimberly A. Plante	Secretary

Bradley T. Owens	Tax Officer
John McCaffrey	Tax Officer

The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions
$548,899	None	None

Item 31. Location of Accounts and Records

The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:

(1)   Journals and other records of original entry:

  Ohio National Life Assurance Corporation (“Depositor”)

  One Financial Way

  Montgomery, Ohio 45242

(2)   General and auxiliary ledgers:

   Depositor

(3)  Securities records for portfolio securities:

   Depositor

(4)  Corporate charter, by-laws and minute books:

  Registrant has no such documents.

(5)  Records of brokerage orders:

  Not applicable.

(6)  Records of other portfolio transactions:

   Depositor

(7)  Records of options:

  Not applicable

(8)  Records of trial balances:

   Depositor

(9)  Quarterly records of allocation of brokerage orders and commissions:

  Not applicable

(10)  Records identifying person or group authorizing portfolio transactions:

   Depositor

(11)  Files of advisory materials:

  Not applicable

(12)  Other records

   Depositor

Item 32. Management Services

None

Item 33. Fee Representation

Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended;

Ohio National Life Assurance Corporation represents that the fees and charges deducted under the policy, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by Ohio National Life Assurance Corporation.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this Registration Statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 25th day of April, 2019.

Ohio National Variable Account R

(Registrant)

By OHIO NATIONAL LIFE ASSURANCE CORPORATION

(Depositor)

By /s/ Peter E. Whipple

Peter E. Whipple

Senior Vice President, Life Product and Financial Management Illustration Actuary

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 25th day of April, 2019.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(Depositor)

By /s/ Peter E. Whipple

Peter E. Whipple

Senior Vice President, Life Product and Financial Management Illustration Actuary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.

Signature	Title	Date

/s/ Gary T. Huffman Gary T. Huffman	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 25, 2019
/s/ Barbara A. Turner Barbara A. Turner	Director, Executive Vice President and Chief Administrative Officer	April 25, 2019
/s/ Rocky Coppola Rocky Coppola	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	April 25, 2019

Index of Consents and Exhibits

Exhibit Number	Description	Page Number

99(26)(n)	Consents of KPMG LLP